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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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The Walt Disney Company
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January 11, 2019

Dear Fellow Shareholder,

I am pleased to invite you to our 2019 Annual Meeting of shareholders, which will be held on Thursday, March 7, 2019, at 10 a.m. at the Stifel Theatre in St. Louis, Missouri.

At the meeting, we will be electing nine members of our Board of Directors. We will also be considering ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accountants, an advisory vote to approve executive compensation, and two shareholder proposals.

You may vote your shares using the Internet or the telephone by following the instructions on page 70 of the proxy statement. Of course, you may also vote by returning a proxy card or voting instruction form if you received a paper copy of this proxy statement.

If you wish to attend the meeting in person, you will need to obtain an admission ticket in advance. You can obtain a ticket by following the instructions on page 71 of the proxy statement. If you cannot attend the meeting, you can still listen to the meeting, which will be webcast and available on our Investor Relations website.

Thank you very much for your continued interest in The Walt Disney Company.

Sincerely,

Robert A. Iger
Chairman and Chief Executive Officer

The Walt Disney Company Notice of 2018 Annual Meeting

The 2019 Annual Meeting of shareholders of The Walt Disney Company will be held:

  Thursday, March 7, 2019
  10:00 a.m. Local Time
  The Stifel Theatre
  1400 Market Street
  St. Louis, Missouri 63103

The items of business are:

  1.
  Election of the nine nominees named in the proxy statement as Directors, each for a term of one year.
  2.
  Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for fiscal 2019.
  3.
  Consideration of an advisory vote to approve executive compensation.
  4.
  Consideration of up to two shareholder proposals, if presented.

Shareholders of record of Disney common stock (NYSE: DIS) at the close of business on January 7, 2019, are entitled to vote at the meeting and any postponements or adjournments of the meeting. A list of these shareholders is available at the offices of the Company in Burbank, California.

As previously announced, Disney has entered into an Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 20, 2018, among Disney, Twenty-First Century Fox, Inc., TWDC Holdco 613 Corp. ("New Disney"), WDC Merger Enterprises I, Inc., and WDC Merger Enterprises II, Inc. Subject to the terms and conditions set forth in the Merger Agreement, Disney will, upon closing of the transactions contemplated by the Merger Agreement, become a wholly-owned subsidiary of New Disney. If the transactions close prior to March 7, 2019, the meeting held on March 7, 2019 will be the 2019 Annual Meeting of shareholders of New Disney and this notice of meeting will be deemed to have been provided in respect of the 2019 Annual Meeting of shareholders of New Disney. In such case, shareholders of Disney as of the Record Date will be entitled to attend the 2019 Annual Meeting of shareholders of New Disney, and votes cast by shareholders of Disney in proxy or in person will constitute instructions to Disney (as the sole shareholder of New Disney as of the Record Date) to vote its shares of New Disney at the meeting. Disney will in that case vote its shares of New Disney in proportion to the votes cast by Disney shareholders.

The closing of the transactions contemplated by the Merger Agreement is subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement and there can be no assurance as to when or if the transactions will close.

January 11, 2019
Burbank, California

Alan N. Braverman
Senior Executive Vice President,
General Counsel and Secretary

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on March 7, 2019

The proxy statement and annual report to shareholders and the means to vote by Internet are available at www.ProxyVote.com/Disney.

Your Vote is Important

Please vote as promptly as possible by using the Internet or telephone or by signing, dating and returning the Proxy Card mailed to those who receive paper copies of this proxy statement.

The Walt Disney Company (500 South Buena Vista Street, Burbank, California 91521) is providing you with this proxy statement relating to its 2019 Annual Meeting of shareholders. We began mailing a notice on January 11, 2019 containing instructions on how to access this proxy statement and our annual report online, and we also began mailing a full set of the proxy materials to shareholders who had previously requested delivery of the materials in paper copy. References to "the Company", "Disney" or "our" in this Proxy Statement refer to The Walt Disney Company (or, unless the context otherwise requires, with respect to events occurring after the completion of the transactions contemplated by the Merger Agreement, to New Disney (as each such term is defined in the foregoing Notice of 2019 Annual Meeting)) and, as applicable, its consolidated subsidiaries.

The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement

Proxy Summary

Proposals to be Voted On

The following proposals will be voted on at the Annual Meeting of shareholders.

		For More Information	Board Recommendation
Proposal 1: Election of nine directors		Pages 60 to 64	For Each Nominee
Susan E. Arnold	Robert A. Iger
Mary T. Barra	Maria Elena Lagomasino
Safra A. Catz	Mark G. Parker
Francis A. deSouza	Derica W. Rice
Michael Froman
Proposal 2:		Page 65	For
Ratification of appointment of independent registered public accountants
Proposal 3:		Pages 65 to 66	For
Advisory resolution on executive compensation
Proposal 4:		Pages 66 to 68	Against
Shareholder proposal requesting an annual report disclosing information regarding the Company's lobbying policies and activities
Proposal 5:		Pages 68 to 69	Against
Shareholder proposal requesting a report on use of additional cyber security and data privacy metrics in determining compensation of senior executives

You may cast your vote in any of the following ways:

Internet		Phone	Mail	In Person
Visit www.ProxyVote.com/Disney. You will need the 16-digit number included in your proxy card, voter instruction form or notice.	You can scan this QR code to vote with your mobile phone. You will need the 16-digit number included in your proxy card, voter instruction form or notice.	Call 1-800-690-6903 or the number on your voter instruction form. You will need the 16-digit number included in your proxy card, voter instruction form or notice.	Send your completed and signed proxy card or voter instruction form to the address on your proxy card or voter instruction form.	See below regarding Attendance at the Meeting.

Attendance at the Meeting

If you plan to attend the meeting, you must be a shareholder on the record date and obtain an admission ticket in advance following the instructions set forth on page 71 of this proxy statement. Tickets will be available to registered and beneficial owners and up to one guest accompanying each registered or beneficial owner if permitted. These tickets will also be valid for purposes of attending the 2019 annual meeting of shareholders of New Disney, which will be held in lieu of the 2019 Disney annual meeting if the transactions contemplated by the Merger Agreement close prior to March 7, 2019.

Requests for admission tickets will be processed in the order in which they are received and must be requested no later than 11:59 p.m. Eastern Time on March 6, 2019. Please note that seating is limited and requests for tickets will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid picture identification such as a driver's license or passport with their admission ticket. Seating will begin at 9:00 a.m. and the meeting will begin promptly at 10:00 a.m. Large bags, backpacks, suitcases, briefcases, cameras, cell phones, recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security checkpoint before being granted access to the meeting.

Proxy Summary

Proxy Summary

This summary provides highlights of certain information in this proxy statement. As it is only a summary, please review the complete proxy statement and 2018 annual report before you vote.

Annual compensation for fiscal 2018 reflected strong financial performance including record revenue, net income and earnings per share while we continued to position the Company for future growth, including through the agreement to acquire 21st Century Fox and continued development of our direct-to-consumer strategy.

Following last year's vote on the advisory resolution on executive compensation, the Board undertook extensive engagement with investors regarding the results of that vote and the Board and Mr. Iger agreed to more rigorous performance standards for stock units awarded to Mr. Iger in late 2017.

2018 Shareholder Engagement

In December 2017, in connection with our agreement to acquire businesses of 21st Century Fox (the "21CF Acquisition"), the Board concluded that Mr. Iger was the best person to lead Disney through the acquisition and integration of 21st Century Fox and reached an agreement to extend Mr. Iger's tenure as Chairman and Chief Executive Officer through December 2021. As part of that agreement, the Board increased Mr. Iger's annual salary, increased his target annual incentive bonus and target long-term incentive award once the 21CF Acquisition is completed, awarded him restricted stock units and awarded him performance-based restricted stock units that are conditioned on completion of the 21CF Acquisition.

At our 2018 annual shareholder meeting, 52% of the shares cast voted against the advisory resolution on executive compensation. As part of our ongoing dialogue with investors, the Compensation Committee undertook extensive engagement with shareholders in order to fully understand concerns with our compensation practices.

Investor feedback in these discussions coalesced around the terms of the performance-based equity award made in connection with the extension of Mr. Iger's tenure, and concerns that performance requirements should be more rigorous given the magnitude of the award. In response to this feedback, the Board acting on the recommendation of the Compensation Committee approved, and Mr. Iger agreed, to increase the rigor of the performance test for the performance-based equity award. These changes are summarized on pages 9 to 10 of this summary and described in detail on pages 30 to 31 of the proxy statement.

The Board believes that these changes serve to further align Mr. Iger's earning opportunity with shareholder value creation and underscore Mr. Iger's and the Board's confidence that our current strategic direction will generate value for shareholders.

The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 1

Fiscal 2018 Performance

In fiscal 2018 Disney delivered record revenue, net income and diluted earnings per share (EPS), with higher segment operating income driven by increases at Parks and Resorts and Studio Entertainment, partially offset by decreases at Media Networks and Consumer Products & Interactive Media.

Strategically, Disney agreed to the 21CF Acquisition and continued development of our direct-to-consumer business, including the highly anticipated launch of our Disney-branded streaming service.

Our fiscal 2018 performance was not only strong on a year-over-year basis, but also generally compared favorably to the strong performance in fiscal 2016, a year which uniquely benefited from the successful relaunch of the Star Wars franchise. EPS, net income and revenue all grew between fiscal 2016 and fiscal 2018 at compound annual growth rates (CAGR) of 21% for EPS, 16% for net income and 3% for revenue. Adjusting for the non-recurring impact of tax reform and gains from real estate sales in fiscal 2018, EPS and net income grew between fiscal 2016 and fiscal 2018 at CAGRs of 10% for EPS and 6% for net income.

    Fiscal 2016 Through Fiscal 2018 Performance

*
For a reconciliation of segment operating income to net income, and net income and EPS to net income and EPS excluding the non-recurring impact of tax reform and gains from real estate, see Annex A.
2 Proxy Summary

In fiscal 2018 at Parks and Resorts, record segment operating income was due to growth at both our domestic and international operations. The increase domestically was due to higher guest spending and volumes. Internationally, the increase was due to higher guest spending and volumes in Paris and Hong Kong. In fiscal 2018, the Studio also generated record operating income. This was due to the exceptional performance of our theatrical releases driven by Black Panther, Star Wars: The Last Jedi, Avengers: Infinity War and Incredibles 2. The decrease at Media Networks was due to lower advertising revenue, higher losses from Hulu and BAMTech as we continue to invest in these businesses and contractual rate increases for sports programming. The decrease at Consumer Products & Interactive Media was primarily due to lower income from licensing activities and a decrease in comparable store sales at our retail business.

The Company's long-term record of strong performance is reflected in one-, five- and ten-year total shareholder returns (TSRs) that outperformed the S&P 500, by 116 percentage points in the case of the ten-year TSR.

    1-, 3-, 5- and 10-Year TSR, DIS vs. S&P 500

We also outperformed our Media Industry Peers (used for benchmarking purposes as described on page 21) over the same periods.

    1-, 3-, 5- and 10-Year TSR, DIS vs. Media Industry Peers

  *
  Market cap-weighted TSR for The Walt Disney Company, CBS, 21st Century Fox, Viacom and Comcast. Time Warner is excluded due to its acquisition by AT&T during 2018.
The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 3

This outperformance for the one-, five- and ten-year periods is even greater if Disney itself is excluded from the Media Industry Peers, as the TSR for the other companies was 5%, 36% and 284% for those periods.

Compensation Structure and Philosophy

The Compensation Committee firmly believes in pay for performance. Again in fiscal 2018, 90% of Mr. Iger's target annual total direct compensation depended on the Company's financial results and the performance of Disney stock, creating close alignment between his incentives and shareholder value creation.

Base salary is the only fixed element of Mr. Iger's annual compensation. Substantially all other annual compensation breaks into the following performance-based categories:

•
A performance-based annual cash bonus opportunity that is:
(a)
70% dependent on achievement of performance against four financial measures (segment operating income, adjusted EPS, after-tax free cash flow and return on invested capital), all of which the Compensation Committee believes have driven long-term shareholder value creation; and
(b)
30% dependent on the Compensation Committee's assessment of individual contributions toward achievement of qualitative goals tied to the Company's strategic priorities.
•
An annual equity award, which for the Chief Executive Officer is comprised of 50% options and 50% performance-based units. The realized option value depends on the performance of Disney stock and the realized performance-unit value depends on three-year achievement of relative TSR and EPS performance.

Fiscal 2018 Chief Executive Officer Compensation

Over the course of his tenure as Chief Executive Officer, Mr. Iger has delivered spectacular financial performance and created significant shareholder value, driven by key strategic moves and exceptional execution.

Since fiscal 2005, Disney has achieved exceptional financial performance highlighted by:

•
13% compounded annual growth in income from continuing operations attributable to Disney (12% adjusted for the non-recurring impact of tax reform and gains from real estate sales in fiscal 2018):

  Income from Continuing Operations Attributable to Disney

  *
  For a reconciliation of income from continuing operations attributable to Disney to income from continuing operations attributable to Disney excluding the non-recurring impact of tax reform and gains from real estate sales, see Annex A.
4 Proxy Summary

•
16% compounded annual growth in EPS (15% adjusted for the non-recurring impact of tax reform and gains from real estate sales in fiscal 2018):

  EPS (Reported)

  *
  For a reconciliation of EPS to EPS excluding the non-recurring impact of tax reform and gains from real estate sales for 2018, see Annex A.

•
485% increase in total shareholder return:

  Total Shareholder Return

•
This marked significant outperformance relative to the S&P 500 and Media Industry Peers, whose total returns increased 212% and 259% respectively, over this period:

      Total Shareholder Return

  *
  Market cap-weighted TSR for The Walt Disney Company, CBS, 21st Century Fox, Viacom and Comcast. Time Warner is excluded due to its acquisition by AT&T during 2018.
The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 5

Against the backdrop of this track record of consistent strong performance, the Compensation Committee made the following decisions with respect to Mr. Iger's annual compensation for fiscal 2018.

Salary: The Compensation Committee raised Mr. Iger's annual salary from $2.5 million to $3.0 million in connection with his contract extension. Base salary remains only 7% of Mr. Iger's total annual compensation (i.e., excluding the equity award associated with extension of his employment agreement), in-line with last year.

Annual Equity Awards: The Compensation Committee left the value of Mr. Iger's annual equity award for fiscal 2018 approximately equal to the values for the last six fiscal years. Half of the equity award is in the form of performance-based stock units and half is in the form of stock options.

Non-Equity Incentive Plan Compensation: Mr. Iger's performance-based cash bonus of $18.0 million (compared to $15.2 million for fiscal 2017) reflects performance against the four financial performance measures and qualitative goals as discussed below:

•
Financial Performance Measures:  The Compensation Committee sets performance ranges for the four financial performance measures that are used to determine 70% of each named executive officer's bonus award early in the fiscal year. In establishing these ranges for fiscal 2018, the Committee increased the overall level of the ranges for adjusted EPS and adjusted after-tax free cash flow to provide incentives for overall growth. The Committee recognized the significant capital investments in BAMTech and Parks and Resorts, and therefore reduced the overall level of the ranges for adjusted segment operating income and adjusted return on invested capital.

  This performance resulted in performance factors that ranged from 133% to 146% across the four measures, and the weighted average of the four financial performance factors was 139%.

    Financial Performance Metrics — Growth

  In comparing actual performance for fiscal 2018 to the performance ranges, the Compensation Committee adjusted for the impacts of: recurring and non-recurring tax-reform benefits recorded in fiscal 2018, gains on the sale of real estate and property rights, restructuring and impairment charges, a one-time $1,000 employee bonus, expenses related to the 21CF Acquisition, expenses related to content development for direct-to-consumer streaming services and

6 Proxy Summary

  foregone revenue from content licensing attributable to the revised distribution strategy.

•
Other Performance Factor:  In setting the other performance factor for Mr. Iger, the Compensation Committee considered Mr. Iger's outstanding leadership in developing the strategic direction of the Company, highlighted by the pending 21CF Acquisition, the development of a direct-to-consumer strategy and the related reorganization of the Company, as well as outstanding studio performance, the successful launch of ESPN+, and record operating results at our parks and resorts. Taking all this into account, the Compensation Committee applied a factor of 175% for Mr. Iger's qualitative performance in fiscal 2018.

The achievement of strong financial performance while executing transformative strategic change for future growth led the Committee to increase Mr. Iger's incentive bonus award by $2.8 million compared to the award in fiscal 2017. Despite this increase, Mr. Iger's 2018 bonus is well below the level he received in the three years prior to fiscal 2017, in both dollar amount and relative to adjusted EPS and adjusted segment operating income, as illustrated below.

    CEO Incentive Bonus Award vs. Adjusted EPS, Last Five Years

  *
  Adjusted EPS is EPS as adjusted by the Compensation Committee for purposes of determining compensation. For fiscal 2018, the adjustments are those described above under "Financial Performance Measures." For fiscal 2014 through 2017, the adjustments are those described in the proxy statements for the 2015 through 2018 annual meetings.
The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 7

    CEO Incentive Bonus Award vs. Adjusted Segment Operating Income, Last Five Years

  *
  Adjusted Segment Operating Income is Segment Operating Income as adjusted by the Compensation Committee for purposes of determining compensation. For fiscal 2018, the adjustments are those described above under "Financial Performance Measures." For fiscal 2014 through 2017, the adjustments are those described in the proxy statements for the 2015 through 2018 annual meetings.

The Committee believes Mr. Iger's annual compensation in fiscal 2018 continues to reflect the rigor of its pay for performance orientation, as demonstrated by a comparison of the Company's performance and Mr. Iger's annual compensation over the last five years. As shown below, the Company's adjusted EPS grew at a compound annual growth rate of 11% from fiscal 2014 to fiscal 2018 and adjusted segment operating income grew 5% over the period. Despite this growth, Mr. Iger's incentive bonus award decreased 6% and his total annual compensation decreased 4% on a compounded basis over this period.

	FY14	FY15	FY16	FY17	FY18		Compounded Growth FY14-FY18
Adjusted EPS*	$4.32	$5.14	$5.72	$5.67	$6.48		11%

Adjusted Segment Operating Income ($M)**	$13,005	$14,607	$15,721	$14,900	$15,919		5%

Mr. Iger's Incentive Bonus Award ($M)	$22.8	$22.3	$20.0	$15.2	$18.0		(6%	)

Mr. Iger's Total Compensation ($M)	$46.5	$44.9	$43.9	$36.3	$39.3	***	(4%	)

*
Adjusted EPS is EPS as adjusted by the Compensation Committee for purposes of determining compensation. For fiscal 2018, the adjustments are those described above under "Financial Performance Measures." For fiscal 2014 through 2017, the adjustments are those described in the proxy statements for the 2015 through 2018 annual meetings.
**
Adjusted Segment Operating Income is Segment Operating Income as adjusted by the Compensation Committee for purposes of determining compensation. For fiscal 2018, the adjustments are those described above under "Financial Performance Measures." For fiscal 2014 through 2017, the adjustments are those described in the proxy statements for the 2015 through 2018 annual meetings.
***
Stock awards made in connection with Mr. Iger's contract extension, but not part of Mr. Iger's annual compensation are not included here. Those awards are discussed under "Changes to Mr. Iger's Performance-Based Stock Unit Awards" immediately below and the "Compensation Discussion and Analysis" in the proxy statement.

Additional details on our compensation program and fiscal 2018 compensation can be found in the Executive Compensation section of this proxy statement beginning on page 21.

8 Proxy Summary

Changes to Mr. Iger's Performance-Based Stock Unit Awards

Taking into account the investor feedback received in connection with the vote on the advisory resolution on executive compensation at the 2018 annual shareholder meeting, the Board acting on the recommendation of the Compensation Committee approved, and Mr. Iger agreed to, several changes to the performance-based units awarded to Mr. Iger in December 2017. The changes to the award are as follows:

•
Reduced threshold pay at the 25th percentile to zero — Previously, 50% of the target number of units subject to the award would have vested if the Company's TSR through the end of the performance period was at the 25th percentile of TSRs for the companies in the S&P 500. As revised, none of the shares will vest if the Company's relative TSR is at the 25th percentile.
•
Increased target performance from the 50th to the 65th percentile of peers — Previously, the target number of units subject to the award would have vested if the Company's TSR was at the 50th percentile relative to the TSR of other companies in the S&P 500; as revised, the Company's TSR must be at the 65th percentile of the S&P 500 for the target number of units to vest.
•
Reduced the cap at the 75th percentile — Previously, Mr. Iger could earn 150% of the target number of units at the 75th percentile; as revised, the award is capped at a 125% payout at the 75th percentile.
•
Held target value constant — In light of the more challenging performance criteria, the value of the award would have decreased absent an increase in the target number of units. To maintain the value of the award as of the date it was granted, the target number of units subject to the award was increased to 937,599 units.
•
Limitation on award for negative TSR — If the Company's absolute TSR over the performance period is negative, no more than 100% of the target number of units would vest, even if relative TSR performance exceeded the 65th percentile.
•
Decreased earning opportunity below the 60th percentile — Despite the increase in the number of target units, at every point on the curve below the 60.5th percentile, fewer shares will vest than under the original agreement.

The following chart illustrates the shift in the number of units that would vest at every level of relative TSR performance (assuming that absolute TSR performance is positive).

The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 9

In addition to these changes to the performance-based units awarded in December 2017, the Board approved, and Mr. Iger agreed to, cap the future performance-based award payouts to 100% of target if the Company's absolute TSR is negative.

Shareholder Proposals

In this year's proxy statement, you will find two shareholder proposals, one seeking additional disclosure regarding lobbying expenses and one seeking a report on cyber security and data privacy.

•
Lobbying Disclosure:  The proposal requests the Company to provide additional disclosure regarding its political activities, including information regarding its lobbying activities. The Company already provides substantial disclosure regarding our political activities, and the additional requested disclosure would exceed that provided by many other companies, putting the Company at a disadvantage without providing meaningful new information to shareholders. The Board therefore recommends that you vote against this proposal.

•
Report on Cyber Security and Data Privacy Compensation Metrics:  The proposal requests the Company to publish a report assessing the feasibility of integrating additional cyber security and data privacy metrics into the performance measures of senior executives under the Company's compensation incentive plans. Our compensation program for senior executives already considers cyber security and data privacy for executives with responsibility in this area in evaluating non-financial performance factors in setting individual incentive bonus awards. Accordingly, the Board recommends that you vote against this proposal because it is unnecessary and would not promote enhanced protection of data security and data privacy.

You can read our detailed positions on these proposals on pages 66 to 69 of the proxy statement.

10 Proxy Summary

Corporate Governance and Board Matters

Governing Documents

The Board of Directors has adopted Corporate Governance Guidelines, which set forth a flexible framework within which the Board, assisted by its committees, directs the affairs of the Company. The Guidelines address, among other things, the composition and functions of the Board of Directors, director independence, stock ownership by and compensation of Directors, management succession and review, Board leadership, Board committees and selection of new Directors.

The Company has Standards of Business Conduct, which are applicable to all employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer. The Board has a separate Code of Business Conduct and Ethics for Directors, which contains provisions specifically applicable to Directors.

Each Committee on the Board of Directors is governed by a charter adopted by the Board of Directors.

The Corporate Governance Guidelines, the Standards of Business Conduct, the Code of Business Conduct and Ethics for Directors and each of the Committee charters are available on the Company's Investor Relations website under the "Corporate Governance" heading at www.disney.com/investors and in print to any shareholder who requests them from the Company's Secretary. If the Company amends or waives the Code of Business Conduct and Ethics for Directors or the Standards of Business Conduct with respect to the principal executive officer, principal financial officer or principal accounting officer, it will post the amendment or waiver at the same location on its website.

The Board of Directors

The current members of the Board of Directors are:

Susan E. Arnold	Robert A. Iger
Mary T. Barra	Maria Elena Lagomasino
Safra A. Catz	Fred H. Langhammer
John S. Chen	Aylwin B. Lewis
Francis A. deSouza	Mark G. Parker
Michael Froman

The Board met nine times during fiscal 2018. Each current Director attended at least 75% of all of the meetings of the Board and committees on which he or she served that occurred while he or she served on the Board or the committees. All continuing directors holding office at the time attended the Company's 2018 annual shareholders meeting. Under the Company's Corporate Governance Guidelines, each Director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including by attending meetings of the shareholders of the Company, and meetings of the Board and committees of which he or she is a member.

Board Leadership

The Company's Corporate Governance Guidelines specify that the Chairman of the Board shall in the normal course be an independent Director, unless the Board determines that, in light of the circumstances then present when any such decision is made, a different structure would better serve the best interests of the shareholders. The Guidelines also provide that the Board will disclose in each proxy statement the reasons for a different arrangement and appoint an independent Director as Lead Director with duties and responsibilities detailed in the Corporate Governance Guidelines.

Mr. Iger has served as Chairman since March of 2012, when he assumed that position upon the retirement of John Pepper who had previously served as Chairman. In making Mr. Iger Chairman, the Board determined that doing so would promote a number of important objectives: it would add a substantial strategic perspective to the Chair position and put in place an effective plan for the future transition of leadership while at the same time providing important continuity to Board leadership. In making these judgments, the Board took

Continues on next page ►

The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 11

into account its evaluation of Mr. Iger's performance as Chief Executive Officer and President, his very positive relationships with the other members of the Board of Directors and the strategic vision and perspective he would bring to the position of Chairman. The Board was uniformly of the view that Mr. Iger would provide excellent leadership of the Board in the performance of its duties and that naming him as Chairman would serve the best interests of shareholders.

Mr. Iger's employment agreement provides that he will serve as Chief Executive Officer and Chairman through the end of its term. Each year, the independent members of the Board determine whether to elect Mr. Iger Chairman in accordance with the employment agreement. In doing so, the Board considers whether Mr. Iger's continuing to serve as both Chairman and Chief Executive Officer would be in the best interests of shareholders. Based on the demonstrated success of this structure to date, both in terms of the functioning of the Board and the growth of the Company, and the continued benefits of retaining Mr. Iger's strategic perspective in the position of Chairman, the Board has concluded that Mr. Iger's continuing service as Chairman remains in the best interests of shareholders and that, absent an unexpected change in circumstances, he should continue to serve in the role through the term of his agreement.

At the time Mr. Iger became Chairman, the Board elected an independent Lead Director. The duties of the independent Lead Director were expanded in connection with the appointment of Mr. Iger as Chairman, and were further expanded in 2013 based on feedback from investors regarding Lead Director duties. Susan Arnold was elected independent Lead

Director in March 2018. The duties of the Lead Director are as follows:

•
Preside at all meetings of the Board of Directors at which the Chairman is not present, including executive sessions of non-management or independent Directors;
•
Call meetings of the independent or non-management Directors;
•
Serve as liaison between the Chairman and the independent and non-management Directors;
•
Advise as to the scope, quality, quantity and timeliness of information sent to the Board of Directors;
•
In collaboration with the Chief Executive Officer and Chairman, and with input from other members of the Board, develop and have final authority to approve meeting agendas for the Board of Directors, including assurance that there is sufficient time for discussion of all agenda items;
•
Organize and lead the Board's annual evaluation of the Chief Executive Officer;
•
Be responsible for leading the Board's annual self-assessment;
•
Be available for consultation and direct communication upon the reasonable request of major shareholders;
•
Advise Committee Chairs with respect to agendas and information needs relating to Committee meetings;
•
Provide advice with respect to the selection of Committee Chairs; and
•
Perform such other duties as the Board may from time to time delegate to assist the Board in the fulfillment of its responsibilities.

Committees

The Board of Directors has four standing committees: Audit, Governance and Nominating, Compensation and

Executive. Information regarding these committees is provided below.

Audit Committee

Safra A. Catz John S. Chen (Chair) Francis A. deSouza Michael Froman Aylwin B. Lewis	The functions of the Audit Committee are described below under the heading "Audit Committee Report." The Audit Committee met eight times during fiscal 2018. All of the members of the Audit Committee are independent within the meaning of SEC regulations, the listing standards of the New York Stock Exchange and the Company's Corporate Governance Guidelines. The Board has determined that each of Ms. Catz, Mr. Chen, Mr. deSouza and Mr. Lewis is qualified as an audit committee financial expert within the meaning of SEC regulations and that they have accounting and related financial management expertise within the meaning of the listing standards of the New York Stock Exchange, and that Mr. Froman is financially literate within the meaning of the listing standards of the New York Stock Exchange.
12

Corporate Governance and Board Matters

Governance and Nominating Committee

Susan E. Arnold (Chair) Maria Elena Lagomasino Fred H. Langhammer Mark G. Parker	The Governance and Nominating Committee is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring implementation of the Company's Corporate Governance Guidelines. In addition, the Committee assists the Board in developing criteria for open Board positions, reviews background information on potential candidates and makes recommendations to the Board regarding such candidates. The Committee also reviews and approves transactions between the Company and Directors, officers, 5% shareholders and their affiliates under the Company's Related Person Transaction Approval Policy, supervises the Board's annual review of Director independence and the Board's annual self-evaluation, makes recommendations to the Board with respect to compensation of non-executive members of the Board of Directors, makes recommendations to the Board with respect to Committee assignments and oversees the Board's director education practices. The Committee met five times during fiscal 2018. All of the members of the Governance and Nominating Committee are independent within the meaning of the listing standards of the New York Stock Exchange and the Company's Corporate Governance Guidelines.

Compensation Committee

Mary T. Barra Maria Elena Lagomasino Aylwin B. Lewis (Chair)	The Compensation Committee is responsible for reviewing and approving corporate goals and objectives relevant to the compensation of the Company's Chief Executive Officer, evaluating the performance of the Chief Executive Officer and, either as a committee or together with the other independent members of the Board, determining and approving the compensation level for the Chief Executive Officer. The Committee is also responsible for making recommendations to the Board regarding the compensation of other executive officers and certain compensation plans, and the Board has also delegated to the Committee the responsibility for approving these arrangements. Additional information on the roles and responsibilities of the Compensation Committee is provided under the heading "Compensation Discussion and Analysis," below. In fiscal 2018, the Compensation Committee met ten times. All of the members of the Committee are independent within the meaning of SEC regulations, the listing standards of the New York Stock Exchange and the Company's Corporate Governance Guidelines.

Executive Committee

Susan E. Arnold (Chair) Robert A. Iger	The Executive Committee serves primarily as a means for taking action requiring Board approval between regularly scheduled meetings of the Board. The Executive Committee is authorized to act for the full Board on matters other than those specifically reserved by Delaware law to the Board. In practice, the Committee rarely takes action and in fiscal 2018, the Executive Committee held no meetings.

The Board's Role in Risk Oversight

As noted in the Company's Corporate Governance Guidelines, the Board, acting directly or through committees, is responsible for "assessing major risk factors relating to the Company and its performance" and "reviewing measures to address and mitigate such risks." In discharging this responsibility, the Board, either directly or through committees, assesses both (a) risks that relate to the key economic and market assumptions that inform the Company's business plans (including significant transactions) and growth strategies and (b) significant operational risks related to the conduct of the Company's day-to-day operations.

Risks relating to the market and economic assumptions that inform the Company's business plans and growth strategies are specifically addressed with respect to each business unit in connection with the Board's review of the Company's five-year plan. The Board also has the opportunity to address such risks at each Board meeting in connection with its regular review of significant business and financial developments. The Board reviews risks arising out of specific significant transactions when these transactions are presented to the Board for review or approval.

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The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 13

Significant operational risks that relate to on-going business operations are the subject of regularly scheduled reports to either the full Board or one of its committees. The Board acting through the Audit Committee reviews as appropriate whether these reports cover the significant risks that the Company may then be facing.

Each of the Board's committees addresses risks that fall within the committee's areas of responsibility. For example, the Audit Committee periodically reviews the audit plan of the internal audit department, the international labor standards compliance program, the tax function, treasury operations, insurance, and the Company's standards of business conduct compliance program. In addition, the Audit Committee receives regular reports from: corporate controllership and the outside auditor on financial reporting matters; the internal audit department about significant findings; and the general counsel regarding legal and regulatory risks. The Audit Committee reviews information technology risks and mitigation strategies with the Company's chief information officer at least annually. The Audit Committee reserves time at each meeting for private sessions with the chief financial officer, general counsel, head of the internal audit department and outside auditors. The Compensation Committee addresses risks arising out of the Company's executive compensation programs as described at pages 26 to 27, below. The operational risks periodically reviewed by committees are also reviewed by the entire Board when a Committee or the Board determines this is appropriate.

The independent Lead Director promotes effective communication and consideration of matters presenting significant risks to the Company through her role in developing the Board's meeting agendas, advising committee chairs, chairing meetings of the independent Directors and facilitating communications between independent Directors and the Chief Executive Officer.

Management Succession Planning

The Board considers the selection, retention and succession planning for the chief executive officer of the Company to be its most important priority. The Board reserves time at every regularly scheduled Board meeting to meet in executive session without the chief executive officer present during which it discusses management succession as appropriate. The Board also discusses management succession with the chief executive officer present at least once each year, and more often as circumstances warrant. These discussions include evaluation of potential internal candidates for succession and focus on particular individuals as appropriate. In the course of these discussions, the Board identifies potential candidates and advises the chief executive officer of the exposure these candidates should receive to maximize the ability of the Board to evaluate the candidates' qualifications. The Board also evaluates the experience the candidates should gain to develop their ability to succeed if they become chief executive officer. The Board is confident that effective leadership of the Company would be assured and a highly qualified successor to Mr. Iger can be selected whenever one would need to be named.

Director Selection Process

Working closely with the full Board, the Governance and Nominating Committee develops criteria for open Board positions. In developing these criteria, the Committee takes into account a variety of factors, which may include: the current composition of the Board and expected retirements from the Board; the range of talents, experiences and skills that would best complement those already represented on the Board; the balance of management and independent Directors; and the need for financial or other specialized expertise. Applying these criteria, the Committee considers candidates for Board membership suggested by Committee members, other Board members, management, and shareholders. The Committee retains a third-party executive search firm to identify and review candidates upon request of the Committee from time to time.

Once the Committee has identified a prospective nominee — including prospective nominees recommended by shareholders — it makes an initial determination as to whether to conduct a full evaluation. In making this determination, the Committee takes into account the information provided to the Committee with the recommendation of the candidate, as well as the Committee's own knowledge and information obtained through inquiries to third parties to the extent the Committee deems appropriate. The preliminary determination is based primarily on the need for additional Board members and the likelihood that the prospective nominee can satisfy the criteria that the Committee has established. If the Committee determines, in consultation with the Chairman of the Board and other Directors as appropriate, that additional consideration is warranted, it may request the third-party search firm to gather additional information about the

14

Corporate Governance and Board Matters

prospective nominee's background and experience and to report its findings to the Committee. The Committee then evaluates the prospective nominee against the specific criteria that it has established for the position, as well as the standards and qualifications set out in the Company's Corporate Governance Guidelines, including:

•
the ability of the prospective nominee to represent the interests of the shareholders of the Company;
•
the prospective nominee's standards of integrity, commitment and independence of thought and judgment;
•
the prospective nominee's ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee's service on other public company boards, as specifically set out in the Company's Corporate Governance Guidelines;
•
the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board;
•
the extent to which the prospective nominee helps the Board reflect the diversity of the Company's shareholders, employees, customers and guests and the communities in which it operates; and
•
the willingness of the prospective nominee to meet the minimum equity interest holding guideline set out in the Company's Corporate Governance Guidelines.

If the Committee decides, on the basis of its preliminary review, to proceed with further consideration, members of the Committee, as well as other members of the Board as appropriate, interview the nominee. After completing this evaluation and interview, the Committee makes a recommendation to the full Board, which makes the final determination whether to nominate or appoint the new Director after considering the Committee's report.

In selecting nominees for Director, the Board seeks to achieve a mix of members who together bring experience and personal backgrounds relevant to the Company's strategic priorities and the scope and complexity of the Company's business. In light of the Company's current priorities, the Board seeks experience relevant to managing branded franchises, the creation of high-quality branded entertainment products and services, addressing the impact of rapidly changing technology and the management of a multi-national business. The Board also seeks experience in large, diversified enterprises and demonstrated ability to manage complex issues that involve a balance of risk and reward and seeks Directors who have expertise in specific areas such as consumer and cultural trends, business innovation, growth strategies, financial oversight and international business and governmental issues. The background information on current nominees beginning on page 60 sets out how each of the current nominees contributes to the mix of experience and qualifications the Board seeks.

In making its recommendations with respect to the nomination for re-election of existing Directors at the annual shareholders meeting, the Committee assesses the composition of the Board at the time and considers the extent to which the Board continues to reflect the criteria set forth above.

A shareholder who wishes to recommend a prospective nominee for the Board should notify the Company's Secretary or any member of the Governance and Nominating Committee in writing with whatever supporting material the shareholder considers appropriate. The Governance and Nominating Committee will also consider whether to nominate any person nominated by a shareholder pursuant to the provisions of the Company's Bylaws relating to shareholder nominations as described in "Shareholder Communications" below.

Director Independence

The provisions of the Company's Corporate Governance Guidelines regarding Director independence meet and in some respects exceed the listing standards of the New York Stock Exchange. These provisions are included in the Company's Corporate Governance Guidelines, which are available on the Company's Investor Relations website under the "Corporate Governance" heading at www.disney.com/investors.

Pursuant to the Guidelines, the Board undertook its annual review of Director independence in November 2018. During this review, the Board considered transactions and relationships between the Company and its subsidiaries and affiliates on the one hand and, on the other hand, Directors, immediate family members of Directors, or entities of which a Director or an immediate family member is an executive officer, general partner or significant equity holder. The Board also considered whether there were any transactions or relationships between any of these persons or entities and any members of the Company's senior management or their affiliates. As provided in the Guidelines, the purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the Director is independent.

As a result of this review, the Board affirmatively determined that all of the Directors serving in fiscal

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The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 15

2018 or nominated for election at the 2019 Annual Meeting are independent of the Company and its management under the standards set forth in the Corporate Governance Guidelines, with the exception of Mr. Iger. Mr. Iger is considered an inside Director because of his employment as a senior executive of the Company.

In determining the independence of each Director, the Board considered and deemed immaterial to the Directors' independence transactions involving the sale of products and services in the ordinary course of business between the Company, on the one hand, and, on the other, companies or organizations at which some of our Directors or their immediate family members were officers or employees during fiscal 2018. In each case, the amount paid to or received from these companies or organizations in each of the last three years was below the 2% of total revenue threshold in the Guidelines. The Board determined that none of the relationships it considered impaired the independence of the Directors.

Certain Relationships and Related Person Transactions

The Board of Directors has adopted a written policy for review of transactions involving more than $120,000 in any fiscal year in which the Company is a participant and in which any Director, executive officer, holder of more than 5% of our outstanding shares or any immediate family member of any of these persons has a direct or indirect material interest. Directors, 5% shareholders and executive officers are required to inform the Company of any such transaction promptly after they become aware of it, and the Company collects information from Directors and executive officers about their affiliations and affiliations of their family members so the Company can search its records for any such transactions. Transactions are presented to the Governance and Nominating Committee of the Board (or to the Chairman of the Committee if the Committee delegates this responsibility) for approval before they are entered into or, if this is not possible, for ratification after the transaction has been entered into. The Committee approves or ratifies a transaction if it determines that the transaction is consistent with the best interests of the Company, including whether the transaction impairs independence of a Director. The policy does not require review of the following transactions:

•
Employment of executive officers approved by the Compensation Committee;
•
Compensation of Directors approved by the Board;
•
Transactions in which all shareholders receive benefits proportional to their shareholdings;
•
Ordinary banking transactions identified in the policy;
•
Any transaction specifically contemplated by the Company's Restated Certificate of Incorporation or Bylaws, or any action approved by the Board where the interest of the Director, executive officer, 5% shareholder or family member is disclosed to the Board prior to such action;
•
Commercial transactions in the ordinary course of business with entities affiliated with Directors, executive officers, 5% shareholders or their family members if the aggregate amount involved during a fiscal year is less than the greater of (a) $1,000,000 and (b) 2% of the Company's or other entity's gross revenues and the related person's interest in the transaction is based solely on his or her position with the entity;
•
Charitable contributions to entities where a Director is an executive officer of the entity if the amount is less than the lesser of $200,000 and 2% of the entity's annual contributions; and
•
Transactions with entities where the Director, executive officer, 5% shareholder or immediate family member's sole interest is as a non-executive officer employee of, volunteer with, or director or trustee of the entity.

Each of the investment management firms Vanguard Group, Inc. and Blackrock, Inc., through their affiliates, held more than 5% of the Company's shares during fiscal 2018. Funds managed by affiliates of Vanguard and Blackrock are included as investment options in defined contribution plans offered to Disney employees. In addition, Blackrock manages investment portfolios for the Company's pension funds and provides reporting services related to management of investments in the pension funds. Vanguard and Blackrock received fees of approximately $1 million and $10.9 million, respectively, in fiscal 2018 based on the amounts invested in funds managed by them, and Blackrock received fees of approximately $300,000 for the reporting services. These relationships were in place before Vanguard and Blackrock reported beneficial ownership of more than 5% of the Company's outstanding shares. The ongoing relationships were reviewed and approved by the Governance and Nominating Committee under the Related Person Transaction Approval Policy in November 2018.

16

Corporate Governance and Board Matters

Shareholder Communications

Generally. Shareholders may communicate with the Company through its Transfer Agent, Broadridge Corporate Issuer Solutions, by writing to Disney Shareholder Services, c/o Broadridge Corporate Issuer Solutions, P.O. Box 1342, Brentwood, NY 11717, by calling Disney Shareholder Services care of Broadridge at 1-855-553-4763, or by sending an e-mail to disneyshareholder@broadridge.com. Additional information about contacting the Company is available on the Disney Shareholder Services website (www.disneyshareholder.com) under the "Contact Us" tab.

Shareholders and other persons interested in communicating directly with the independent Lead Director or with the non-management Directors as a group may do so by writing to the independent Lead Director, The Walt Disney Company, 500 South Buena Vista Street, Burbank, California 91521-1030. Under a process approved by the Governance and Nominating Committee of the Board for handling letters received by the Company and addressed to non-management members of the Board, the office of the Secretary of the Company reviews all such correspondence and forwards to Board members a summary and/or copies of any such correspondence that, in the opinion of the Secretary, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. The Governance and Nominating Committee reviews summaries of all correspondence from identified shareholders at each regular meeting of the Committee. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of any such correspondence.

Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company's internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Shareholder Proposals for Inclusion in 2020 Proxy Statement. To be eligible for inclusion in the proxy statement for our 2020 Annual Meeting, shareholder proposals must be received by the Company's Secretary no later than the close of business on September 13, 2019. Proposals should be sent to the Secretary, The Walt Disney Company, 500 South Buena Vista Street, Burbank, California 91521-1030 and follow the procedures required by SEC Rule 14a-8.

Shareholder Director Nominations for Inclusion in 2020 Proxy Statement. Under our Bylaws, written notice of shareholder nominations to the Board of Directors that are to be included in the proxy statement pursuant to the proxy access provisions in Article II, Section 11 of our Bylaws must be delivered to the Company's Secretary not later than 120 nor earlier than 150 days prior to the first anniversary of the preceding year's annual meeting. Accordingly any eligible shareholder who wishes to have a nomination considered at the 2020 Annual Meeting and included in the Company's proxy statement must deliver a written notice (containing the information specified in our Bylaws regarding the shareholder and the proposed nominee) to the Company's Secretary between October 9, 2019 and November 8, 2019.

Shareholder Director Nomination and Other Shareholder Proposals for Presentation at the 2020 Annual Meeting Not Included in 2020 Proxy Statement. Under our Bylaws, written notice of shareholder nominations to the Board of Directors or any other business proposed by a shareholder that is not to be included in the proxy statement must be delivered to the Company's Secretary not later than 90 nor earlier than 120 days prior to the first anniversary of the preceding year's annual meeting. Accordingly, any shareholder who wishes to have a nomination or other business considered at the 2020 Annual Meeting but not included in the Company's proxy statement must deliver a written notice (containing the information specified in our Bylaws regarding the shareholder and the proposed action) to the Company's Secretary between November 8, 2019 and December 8, 2019. SEC rules permit management to vote proxies in its discretion with respect to such matters if we advise shareholders how management intends to vote.

The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 17

Director Compensation

The elements of annual Director compensation for fiscal 2018 were as follows.

Annual Board retainer	$110,000

Annual committee retainer (except Executive Committee)[1]	$10,000

Annual Governance and Nominating Committee chair retainer[2]	$15,000

Annual Compensation Committee chair retainer[2]	$20,000

Annual Audit Committee chair retainer[2]	$25,000

Annual deferred stock unit grant	$185,000

Annual retainer for independent Lead Director[3]	$50,000

1
Per committee.
2
This is in addition to the annual committee retainer the Director receives for serving on the committee.
3
This is in addition to the annual Board retainer, committee fees and the annual deferred stock unit grant.

Effective October 1, 2018, the annual Board retainer increased to $115,000 and the annual deferred stock unit grant increased to $190,000.

To encourage Directors to experience the Company's products, services and entertainment offerings personally, each non-employee Director may receive Company products and services up to a maximum of $15,000 in fair market value per calendar year plus reimbursement of associated tax liabilities. Director's spouses, children and grandchildren may also participate in this benefit within each Director's $15,000 limit.

The Company reimburses Directors for the travel expenses of, or provides transportation on Company aircraft for, immediate family members of Directors if the family members are specifically invited to attend events for appropriate business purposes. Family members (including domestic partners) may accompany Directors traveling on Company aircraft for business purposes on a space-available basis.

Directors participate in the Company's employee gift matching program on the same terms as senior executives. Under this program, the Company matches contributions of up to $50,000 per calendar year per Director to charitable and educational institutions meeting the Company's criteria.

Directors who are also employees of the Company receive no additional compensation for service as a Director.

Under the Company's Corporate Governance Guidelines, non-employee Director compensation is determined annually by the Board of Directors acting on the recommendation of the Governance and Nominating Committee. In formulating its recommendation, the Governance and Nominating Committee receives input from the third-party compensation consultant retained by the Compensation Committee regarding market practices for Director compensation.

Director Compensation for Fiscal 2018

The following table sets forth compensation earned during fiscal 2018 by each person who served as a non-employee Director during the year.

	Fees Earned or Paid in Cash	Stock Awards	All Other Compensation	Total
Susan E. Arnold	$156,833	$185,341	$42,934	$385,108

Mary T. Barra	117,500	185,341	50,000	352,841

Safra A. Catz	78,694	124,014	—	202,708

John S. Chen	145,000	185,341	10,758	341,099

Francis A. deSouza	78,694	124,014	—	202,708

Jack Dorsey	52,333	79,672	—	132,005

Michael Froman	7,174	12,498	—	19,672

Maria Elena Lagomasino	125,667	185,341	11,502	322,510

Fred H. Langhammer	120,028	185,341	69,808	375,177

Aylwin B. Lewis	150,000	185,341	—	335,341

Robert W. Matschullat	56,694	79,672	131,082	267,448

Mark G. Parker	120,000	185,341	49,000	354,341

Sheryl K. Sandberg	52,333	79,672	68,843	200,848

Orin C. Smith	81,250	76,105	10,449	167,804

Fees Earned or Paid in Cash.    "Fees Earned or Paid in Cash" includes the annual Board retainer and annual committee and committee-chair retainers, whether paid currently or deferred by the Director to be paid in cash or shares after service ends. Directors are permitted to elect each year to receive all or part of their retainers in Disney stock and, whether paid in cash or stock, to defer all or part of their retainers until after service as a Director ends. Directors who elect to receive deferred compensation in cash receive a credit each quarter, and the balance in their deferred cash account earns interest at an annual rate equal to the Moody's Average Corporate (Industrial) Bond Yield, adjusted quarterly, for amounts deferred prior to calendar 2018. For amounts deferred after calendar year 2017, the interest rate is equal to 120% of the Applicable Long-Term Federal Interest Rate as determined from time to time by the United States Internal Revenue Service. For fiscal 2018, the average interest rate was 4.08%.

The following table sets forth the form of fees received by each Director who elected to receive compensation in a form other than currently paid cash. The number of

18

Director Compensation

stock units awarded is equal to the dollar amount of fees accruing each quarter divided by the average over the last ten trading days of the quarter of the average of the high and low trading price for shares of Company common stock on each day in the ten-day period. Stock units distributed currently were accumulated throughout the year and distributed as shares following December 31, 2018.

	Cash		Stock Units

	Paid Currently	Deferred	Value Distributed Currently	Value Deferred	Number Of Units
Mary T. Barra	—	—	—	$117,500	1,099

Safra A. Catz	—	—	$78,694	—	736

Francis A. deSouza	$39,347	—	39,347	—	368

Jack Dorsey	26,167	—	26,167	—	247

Maria Elena Lagomasino	—	—	—	125,667	1,175

Aylwin B. Lewis	103,125	—	—	46,875	436

Mark G. Parker	—	—	—	120,000	1,122

Sheryl K. Sandberg	26,167	—	26,167	—	247

Stock Awards.    "Stock Awards" sets forth the market value of the deferred stock unit grants to Directors and the amount reported is equal to the market value of the Company's common stock on the date of the award times the number of shares underlying the units. Units are awarded at the end of each quarter and the number of units is determined by dividing the amount payable with respect to the quarter by the average over the last ten trading days of the quarter of the average of the high and low trading price for shares of the Company common stock on each day in the ten-day period. Each Director other than Ms. Catz, Mr. deSouza, Mr. Dorsey, Mr. Froman, Mr. Matschullat, Ms. Sandberg and Mr. Smith was awarded 1,730 units in fiscal 2018. Ms. Catz and Mr. deSouza were each awarded 1,150 units, Mr. Dorsey, Mr. Matschullat and Ms. Sandberg were each awarded 763 units, Mr. Smith was awarded 727 units, and Mr. Froman was awarded 107 units in fiscal 2018.

Unless a Director elects to defer receipt of shares until after his or her service as a Director ends, shares with respect to annual deferred stock unit grants are normally distributed to the Director on the second anniversary of the award date, whether or not the Director is still a Director on the date of distribution.

At the end of any quarter in which dividends are distributed to shareholders, Directors receive additional stock units with a value (based on the average of the high and low trading prices of the Company common stock averaged over the last ten trading days of the quarter) equal to the amount of dividends they would have received on all stock units held by them at the end of the prior quarter. Shares with respect to these additional units are distributed when the underlying units are distributed. Units awarded in respect of dividends are included in the fair value of the stock units when the units are initially awarded and therefore are not included in the tables above, but they are included in the total units held at the end of the fiscal year in the table below.

Prior to fiscal 2011, each Director serving on March 1 of any year received an option on that date to acquire shares of Company stock. The exercise price of the options was equal to the average of the high and low prices reported on the New York Stock Exchange on the date of grant.

The following table sets forth all stock units and options held by each Director serving during fiscal 2018 as of the end of fiscal 2018. All stock units are fully vested when granted, but shares are distributed with respect to the units only later, as described above. Stock units in this table are included in the share ownership table on page 72 except to the extent they may have been distributed as shares and sold prior to January 7, 2019.

	Stock Units	Number of Shares Underlying Options Held
Susan E. Arnold	18,372	—

Safra A. Catz	3,157	—

Mary T. Barra	1,895	—

John S. Chen	28,444	6,143

Francis A. deSouza	1,525	—

Jack Dorsey	2,685	—

Michael Froman	107	—

Maria Elena Lagomasino	8,521	—

Fred H. Langhammer	18,749	—

Aylwin B. Lewis	24,193	6,143

Robert W. Matschullat	32,555	6,143

Mark G. Parker	7,766	—

Sheryl K. Sandberg	2,685	—

The Company's Corporate Governance Guidelines encourage Directors to own, or acquire within three years of first becoming a Director, shares of common stock of the Company (including stock units received as Director compensation) having a market value of at least five times the amount of the annual Board retainer for the Director. Unless the Board exempts a Director, each Director is also required to retain stock representing no less than 50% of the after-tax value of exercised options and shares received upon distribution of deferred stock units until he or she meets the stock holding guideline described above.

Based on the holdings of units and shares on January 7, 2019, each currently serving Director complied with the minimum holding requirement on that date except Ms. Barra, Ms. Catz, Mr. deSouza and Mr. Froman, who are each within the three-year period following the date on which she or he first became a Director.

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The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 19

All Other Compensation.    "All Other Compensation" includes:

•
Reimbursement of tax liabilities associated with the product familiarization benefits. The value of the product familiarization benefits themselves and travel benefits are not included in the table as permitted by SEC rules because the aggregate incremental cost to the Company of providing these benefits did not exceed $10,000 for any Director. The reimbursement of associated tax liabilities was less than $10,000 for each Director other than Mr. Chen, Ms. Lagomasino, Mr. Langhammer, Mr. Matschullat, Ms. Sandberg and Mr. Smith for whom the reimbursement was $10,758, $11,502, $13,813, $18,860, $18,843 and $10,449, respectively.
•
Interest earned on deferred cash compensation, which was less than $10,000 for each Director.

•
The matching charitable contribution of the Company, which was $35,000 for Ms. Arnold, $50,000 for Ms. Barra and Ms. Sandberg, $49,915 for Mr. Langhammer, $112,222 for Mr. Matschullat, and $49,000 for Mr. Parker. Matched amounts exceed $50,000 in a fiscal year if contributions for separate calendar years are made in the same fiscal year or if there were delays in processing earlier year matches.
20

Executive Compensation

Compensation Discussion and Analysis

Executive Compensation
Program Structure

Objectives and Methods

We design our executive compensation program to drive the creation of long-term shareholder value. We do this by tying compensation to the achievement of performance goals that promote the creation of shareholder value and by designing compensation to attract and retain high-caliber executives in a competitive market for talent.

We have adopted the following approach to achieve these objectives:

Pay for Performance	Provide a strong relationship of pay to performance through:

•

A performance-based bonus tied to the achievement of financial performance factors and an assessment of each executive's individual performance against other performance factors

•

Equity awards that deliver value based on stock price performance and, in the case of performance-based stock units, whose vesting depends on meeting performance targets

Competitive Compensation Levels	Provide compensation opportunities that take into account compensation levels and practices of our peers, but without targeting any specific percentile of relative compensation
Compensation Mix	Provide a mix of variable and fixed compensation that:

•

Is heavily weighted toward variable performance-based compensation for senior executives

•

Uses short-term (annual performance-based bonus) and longer-term performance measures (equity awards) to balance appropriately incentives for both short and long-term performance

Peer Groups

  Establishing Compensation Levels

The Compensation Committee believes that the pool of talent with the set of creative and organizational skills needed to run a global creative organization like the Company is quite limited and that, accordingly, the market for executive talent to lead the Company is best reflected by the five other major media companies who have represented competition for this talent — CBS, Comcast, 21st Century Fox, Time Warner and Viacom (with Disney, the "Media Industry Peers"). Although Time Warner was acquired during the fiscal year, it was considered a peer because it remained independent for most of the fiscal year. Disney has more employees, a more extensive global footprint and a greater market capitalization than any of the Media Industry Peers as well as greater revenue, more diverse business segments and greater operating income than all but one of the Media Industry Peers.

The Committee believes that executives with the background needed to manage companies such as ours have career options with compensation opportunities that normally exceed those available in most other industries and that compensation levels within the peer group are driven by the dynamics of compensation in the entertainment industry and not the ownership structure of a particular company.

  Establishing Compensation Structure, Policies and Practice

The Committee believes that the features of the Company's overall compensation structure, policies and practices should normally be consistent for all executives. Because the four distinct segments of our operations span multiple industries, the Committee believes that a consistent approach across the breadth of the Company's operations with respect to such features is best achieved by reference to a general industry group that is broader than the Media Industry Peers.

The peer group used for establishing compensation structure, policies and practices consists of companies that have:

•
A consumer orientation and/or strong brand recognition;
•
A global presence and operations;
•
Annual revenue no less than 40% and no more than two and a half times our annual revenue; and
The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 21

•
A market capitalization no less than one-quarter and no more than four times our market capitalization;
•
Plus companies that do not meet the revenue test, but that are included in the peer groups used by one or more of the Media Industry Peers.

The companies that meet these criteria and were included in the peer group at the beginning of fiscal 2018 were:
• Accenture • Alphabet • Amazon.com • AT&T • CBS • Charter Communications • Cisco Systems • Coca-Cola • Comcast • Facebook • IBM	• Intel • Johnson & Johnson • Microsoft • Oracle • PepsiCo • Procter & Gamble • Time Warner • 21st Century Fox • Verizon Communications • Viacom

Advised by its independent consultant, the Committee reviewed the criteria for selecting members of this peer group during fiscal 2018 and determined that the criteria remained appropriate.

  Evaluating Performance

The overall financial performance of the Company is driven by the sum of the individual performances of the Company's four segments — Media Networks, Parks and Resorts, Studio Entertainment and Consumer Products & Interactive Media. While the Company announced a strategic reorganization of its businesses into four operating segments in March 2018 (the newly-formed Direct-to-Consumer and International; the combined Parks, Experiences and Consumer Products; Media Networks; and Studio Entertainment) we continued to report financial results based on the old segments throughout the fiscal year while we updated reporting systems to accommodate the new structure. Accordingly, we evaluated compensation in fiscal 2018 based on the earlier segments.

Each of the Company's segments competes in different sectors of the overall market. The Committee believes that, given the span of the Company's businesses, the best measure of relative performance is how the Company's diverse businesses have fared in the face of the economic trends that impact companies in the overall market and that the best benchmark for measuring such success is the Company's relative performance compared to that of the companies comprising the S&P 500. Accordingly, the Committee — like the other media companies and many other businesses — has selected the S&P 500 to set the context for evaluating the Company's performance and to measure relative performance for performance-based restricted stock unit awards.

  Summary of Peer Groups

The following table summarizes the three distinct peer groups we use for the three distinct purposes described above:

Peer Group	Purpose	Composition
Media Industry Peers	Evaluating compensation levels for the named executive officers	Disney and the five other major media companies: • CBS • Comcast • 21st Century Fox • Time Warner • Viacom

General Industry Peers	Evaluating general compensation structure, policies and practices	21 similarly-sized global companies with a consumer orientation and/or strong brand recognition

Performance Peers	Evaluating relative economic performance of the Company	Standard & Poor's (S&P) 500

22

Executive Compensation

Compensation Program Elements

2018 Total Direct Compensation

The following table sets forth the elements of total direct compensation for our named executive officers (NEOs) in fiscal 2018 and the objectives and key features of each element:

Compensation Type	Pay Element	Objectives and Key Features
Salary

Objectives

The Committee sets salaries to reflect job responsibilities and to provide competitive fixed pay to balance performance-based risks.

Key Features

•

Minimum salaries set in employment agreement

•

Compensation Committee discretion to adjust annually based on changes in experience, nature and responsibility of the position, competitive considerations, and CEO recommendation (except his own salary)

Performance- based Bonus

Objectives

The Committee structures the bonus program to incentivize performance at the high end of ranges for financial performance measures that it establishes each year to drive meaningful growth over the prior year. The Committee believes that incentivizing performance in this fashion will lead to long-term, sustainable gains in shareholder value.

Key Features

•

Target bonus for each NEO normally set by Committee early in the fiscal year in light of employment agreement provisions, competitive considerations, CEO recommendation (except his own target), and other factors Committee deems appropriate; bonus opportunity normally limited to 200% of target bonus

•

Payout on 70% of target determined by performance against financial performance ranges established early in the fiscal year

•

Payout on 30% of target determined by Committee's assessment of individual performance based both on other performance objectives established early in the fiscal year and on CEO recommendation (except his own payout)

•

In addition, Mr. Iger had an opportunity to earn in fiscal 2018 a performance-based retention award (awarded in 2014) to the extent the Company's cumulative adjusted operating income for the five years ending September 29, 2018 exceeded $76.01 billion (as to which the condition was not met and no payment was made) and, has an opportunity to earn in fiscal 2019 a cash bonus of $5 million if he remains employed by the Company until July 2, 2019.

•

Annual payments to executive officers have been subject to a performance test under Section 162(m) of the Internal Revenue Code to the extent necessary and available to obtain deductibility of the payments

Equity Awards Generally

Objectives

The Committee structures equity awards to directly reward long-term gains in shareholder value. Equity awards carry vesting terms that extend up to four years and include performance units whose value depends on company performance relative to the S&P 500. These awards provide incentives to create and sustain long-term growth in shareholder value.

Key Features

•

Combined value of options, performance units and time-based units determined by the Committee in light of employment agreement provisions, competitive market conditions, evaluation of executive's performance and CEO recommendation (except for his own award)

•

Allocation of annual awards for CEO (based on award value):

•

50% performance-based restricted stock units

•

50% stock options

•

Allocation of annual awards for other NEOs (based on award value):

•

30% performance-based restricted stock units

•

30% time-vesting restricted stock units

•

40% stock options

•

Mr. Iger was also awarded time-vesting and performance-based restricted stock units to induce him to extend his employment agreement in connection with the 21CF Acquisition as described on pages 30 to 31.

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The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 23

Compensation Type	Pay Element	Objectives and Key Features
	Stock Option Awards	Key Features • Exercise price equal to average of the high and low trading prices on day of award • Option re-pricing without shareholder approval is prohibited • 10-year term • Vest 25% per year

Annual Performance- Based Restricted Stock Units

Key Features

•

Performance-based units reward executives only if specified financial performance measures are met

•

Subject to performance tests, units vest three years after grant date

•

Half of award vests based on Total Shareholder Return relative to S&P 500 and half of award vests based on EPS growth relative to S&P 500, each as described on pages 43 to 44

•

Annual units awarded to executive officers are subject to Section 162(m) test to the extent necessary and available to obtain deductibility of the payments

Annual Time-Based Restricted Stock Units

Key Features

•

25% vest each year following grant date

•

All annual units awarded to executive officers are subject to Section 162(m) test to the extent necessary and available to obtain deductibility of the payments

Compensation at Risk

The Committee believes that most of the compensation for named executive officers should be at risk and tied to a combination of long-term and short-term Company performance. 90% of the target compensation for the CEO, and approximately 80% of the target compensation for other named executive officers, varies with either short or long-term Company performance.

In establishing a mix of fixed to variable compensation, the mix of various equity awards, target bonus levels, grant date equity award values and performance ranges, the Committee seeks to maintain its goal of making compensation overwhelmingly tied to performance while at the same time affording compensation opportunities that, in success, would be competitive with alternatives available to the executive. In particular, the Committee expects that performance at the high end of ranges will result in overall compensation that is sufficiently attractive relative to compensation available at successful competitors and that performance at the low end of ranges will result in overall compensation that is less than that available from competitors who are more successful.

In determining the mix between options and restricted stock units, the Committee also considers the number of shares required for each of these types of award to deliver the appropriate value to executives.

24

Executive Compensation

The following chart shows the percentage of the target total direct annual compensation (constituting base salary and performance-based bonus plus the grant-date fair value of regular annual equity awards) for Mr. Iger that was variable with performance (performance-based bonus and equity awards) versus fixed (salary) in fiscal 2018. The chart does not reflect the impact of the equity awards made in connection with the extension of his employment agreement in December 2017 (whose value is variable with performance) or the impact of the fixed bonus Mr. Iger will receive if he remains employed through July 2, 2019.

2018 Target Total Direct Annual Compensation Mix for CEO

90% of CEO annual target compensation is considered performance-based

For the other NEOs, 81% of average target annual compensation is considered performance-based.

Employment Agreements

We enter into employment agreements with our senior executives when the Compensation Committee determines that it is appropriate to attract or retain an executive or where an employment agreement is consistent with our practices with respect to other similarly situated executives.

We have employment agreements with each of the named executive officers that extend to the dates shown below:

Term Ends

Robert A. Iger	December 31, 2021*
Alan N. Braverman	December 31, 2020
Christine M. McCarthy	June 30, 2021
Zenia B. Mucha	December 31, 2021
M. Jayne Parker	June 30, 2021
Kevin A. Mayer	December 31, 2022
*
Pursuant to an amendment dated December 13, 2017 and assuming completion of the 21CF Acquisition. Otherwise, termination is July 2, 2019 or, if later, 90 days after termination of the merger agreement without closing the transaction.

Material terms of the employment agreements with the named executive officers are reflected under "Total Direct Compensation," above, and "Benefits and Perquisites," "2018 Compensation Decisions" and "Compensation Tables — Potential Payments and Rights on Termination or Change in Control," below.

Benefits and Perquisites

The Company provides employees with benefits and perquisites based on competitive market conditions. All salaried employees, including the named executive officers, receive the following benefits:

•
health care coverage;
•
life and disability insurance protection;
•
reimbursement of certain educational expenses;
•
access to favorably priced group insurance coverage; and
•
Company matching of gifts of up to $25,000 per employee each calendar year to qualified charitable organizations.

Officers at the vice president level and above, including named executive officers, receive the following benefits:

•
complimentary access to the Company's theme parks and some resort facilities;
•
discounts on Company merchandise and resort facilities;
•
for officers at the vice president level and higher before October 1, 2012, a fixed monthly payment to offset the costs of owning and maintaining an automobile;
•
relocation assistance;
•
eligibility for annual reimbursement of up to $1,000 for wellness-related purposes such as fitness, nutrition and physical exams; and
•
personal use of tickets acquired by the Company for business entertainment when they become available because no business use has been arranged.

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The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 25

Named executive officers (and some other senior executives) are also entitled to the following additional benefits and perquisites: basic financial planning services, enhanced excess liability coverage, increased relocation assistance, an increased automobile benefit, and an increased Company matching gift amount of $50,000.

The Company pays the cost of security services and equipment for the Chief Executive Officer in an amount that the Board of Directors believes is reasonable in light of his security needs and, in the interest of security, requires the Chief Executive Officer to use corporate aircraft for all personal travel. Other senior executive officers may also have security expenses reimbursed and are permitted at times to use corporate aircraft for personal travel, in each case at the discretion of the Chief Executive Officer.

Retirement Plans

Named executive officers participate in defined benefit programs available to all of our salaried employees hired prior to January 1, 2012 and defined contribution retirement programs available to all of our salaried employees.

Tax-qualified defined benefit and defined contribution plans limit the benefit to participants whose compensation or benefits would exceed maximums imposed by applicable tax laws. To provide retirement benefits commensurate with compensation levels, the Company offers non-qualified plans to key salaried employees, including the named executive officers, using substantially the same formula for calculating benefits as is used under the tax-qualified defined benefit plans on compensation in excess of the compensation limitations and maximum benefit accruals. The Company also offers deferral of income in addition to that permitted under tax qualified defined contribution plans.

Additional information regarding the terms of retirement and deferred compensation programs for the named executive officers is included in "Compensation Tables — Pension Benefits" beginning on page 49 and "Compensation Tables — Fiscal 2018 Nonqualified Deferred Compensation Table" beginning on page 50.

Risk Management Considerations

The Compensation Committee believes that the following features of our annual performance-based bonus and equity programs appropriately incentivize the creation of long-term shareholder value while discouraging behavior that could lead to excessive risk:

•
Financial Performance Metrics.  The financial metrics used to determine the amount of an executive's bonus are measures the Committee believes drive long-term shareholder value. The ranges set for these measures are intended to reward success without encouraging excessive risk taking.
•
Limit on Bonus.  The overall bonus opportunity is not expected to exceed two times the target amount, no matter how much financial performance exceeds the ranges established at the beginning of the fiscal year.
•
Equity Vesting Periods.  Performance-based stock units generally vest in three years. Time-based stock units and options vest annually over four years and options remain exercisable for 10 years. These periods are designed to reward sustained performance over several periods, rather than performance in a single period.
•
Equity Retention Guidelines.  Named executive officers are required to acquire within five years of becoming an executive officer, and hold as long as they are executive officers of the Company, shares (including restricted stock units) having a value of at least three times their base salary amounts, or five times in the case of the Chief Executive Officer. If these levels have not been reached, these officers are required to retain ownership of shares representing at least 75% of the net after-tax gain (100% in the case of the Chief Executive Officer) realized on exercise of options for a minimum of 12 months. Based on holdings of units and shares on January 7, 2019, each named executive officer exceeded the minimum holding requirement on that date.
•
No Hedging or Pledging.  The Company's insider trading compliance program prohibits members of the Board of Directors, named executive officers and all other employees subject to the Company's insider trading compliance program from entering into any transaction designed to hedge, or having the effect of hedging, the economic risk of owning the Company's securities and prohibits these persons from pledging Company securities.
•
Clawback Policy.  If the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the securities laws as a result of misconduct by an executive officer, applicable law permits the Company to recover incentive compensation from that executive officer (including profits realized from the sale of Company securities). In such a situation, the Board of Directors would exercise its business judgment to determine what action it believes is appropriate. Action may include recovery or cancellation of any bonus or incentive payments made to an executive on the basis of having met or exceeded performance targets during a period of fraudulent activity or a material misstatement of financial results if the Board determines that such recovery or cancellation is appropriate due to intentional misconduct by the executive officer that resulted in performance targets being achieved that would not have been achieved absent such misconduct.
26

Executive Compensation

At the Compensation Committee's request, management conducted its annual assessment of the risk profile of our compensation programs in November 2018. The assessment included an inventory of the compensation programs at each of the Company's segments and an evaluation of whether any program contained elements that created risks that could have a material adverse impact on the Company. Management provided the results of this assessment to Frederic W. Cook & Co., Inc., which evaluated the findings and reviewed them with the Committee. As a result of this review, the Committee determined that the risks arising from the Company's policies and practices are not reasonably likely to have a material adverse effect on the Company.

Other Considerations

Timing of Equity Awards

Equity awards are made by the Compensation Committee on dates the Committee meets. Committee meetings are normally scheduled well in advance and are not scheduled with an eye to announcements of material information regarding the Company. The Committee may make an award with an effective date in the future contingent on commencement of employment, execution of a new employment agreement or some other subsequent event, or may act by unanimous written consent on the date of such an event when the proposed issuances have been reviewed by the Committee prior to the date of the event.

Extended Vesting of Equity Awards

Options and restricted stock units continue to vest beyond retirement (and options remain exercisable) if (1) they were awarded at least one year prior to the date of an employee's retirement and (2) the employee was age 60 or older and had at least ten years of service on the date he or she retired. In these circumstances:

•
Options continue to vest following retirement according to the original vesting schedule. They remain exercisable for up to five years following retirement. Options do not, however, remain exercisable beyond the original expiration date of the option.
•
Restricted stock units continue to vest following retirement according to the original vesting schedule, but vesting remains subject to any applicable performance conditions (except, in some cases, the test to ensure that the compensation is deductible pursuant to Section 162(m)).

The extended vesting and exercisability is not available to certain employees outside the United States.

Options and restricted stock units awarded to executive officers with employment agreements also continue to vest (and options remain exercisable) beyond termination of employment if the executive's employment is terminated by the Company without cause or by the executive with good reason. In this case, options and restricted stock units continue to vest (and options remain exercisable) as though the executive remained employed through the end of the stated term of the employment agreement. If the executive would be age 60 or older and have at least ten years of service as of the end of the stated term of the employment agreement, the options and restricted stock units awarded at least one year prior to the end of the stated term of the agreement would continue to vest (and options remain exercisable) beyond the stated term of the employment agreement as described above.

Deductibility of Compensation

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1 million paid for any fiscal year to the corporation's chief executive officer and up to three other executive officers (other than the chief financial officer) whose compensation must be included in this proxy statement because they are our most highly compensated executive officers. Section 162(m) exempts qualifying performance-based compensation with respect to taxable years beginning on or before December 31, 2017 and payable pursuant to a binding written agreement in effect on November 2, 2017. Thus, performance-based awards that are deductible in the Company's current fiscal year and performance-based awards outstanding on that date or awarded thereafter pursuant to a binding written agreement can be exempt from the deduction limit if applicable requirements are met.

The Compensation Committee has historically structured awards to executive officers under the Company's annual performance-based bonus program so that a bonus equal to the maximum amount that can be awarded the officer under the Amended and Restated 2002 Executive Performance Plan (or a lesser award pursuant to the Committee's right to exercise negative discretion) and annual equity awards issued pursuant to the Company's equity awards programs qualified for this exemption. The Committee believes that shareholder interests are best served if its discretion and flexibility in awarding compensation is not restricted, even though some compensation awards may result in non-deductible compensation expenses. Therefore, the Committee has approved salaries and other awards for executive officers that were not fully deductible because of Section 162(m) and, in light of the repeal of the

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The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 27

performance-based compensation exception to Section 162(m), expects in the future to approve additional compensation that is not deductible for income tax purposes.

To qualify for the exemption from Section 162(m) to the extent available, awards to executive officers under the annual performance-based bonus program and the long-term incentive program that are available for the exemption are made payable or vest at maximum levels subject to achievement of a performance test based on adjusted net income. If this test is satisfied, the additional performance tests described in this Compensation Discussion and Analysis are applied to determine the actual payout of such bonuses and awards, which in order to remain deductible may not be more than the maximum level funded based on achievement of the

Section 162(m) test. Adjusted net income means net income adjusted, as appropriate, to exclude the following items or variances: change in accounting principles; acquisitions; dispositions of a business; asset impairments; restructuring charges; extraordinary, unusual or infrequent items; and extraordinary litigation costs and insurance recoveries. For fiscal 2018, the adjusted net income target was $5.9 billion, and the Company achieved adjusted net income of $10.7 billion. Net income was adjusted by gains due to non-recurring tax reform benefits, gains on the sale of real estate and property rights, and restructuring and impairment charges.

Therefore, the Section 162(m) test was satisfied with respect to bonuses earned in fiscal 2018 and restricted stock units vesting based on fiscal 2018 results.

Compensation Process

The following table outlines the process for determining annual compensation awards for named executive officers:

Salaries	Performance-Based Bonus

•

Annually, normally at the end of the calendar year, the CEO recommends salaries for executives other than himself for the following calendar year

•

Committee reviews proposed salary changes with input from consultant

•

Committee determines annual salaries for all NEOs

•

Committee reviews determinations with the other non-management directors

•

Committee participates in regular Board review of operating plans and results and review of annual operating plan at the beginning of the fiscal year

•

Management recommends financial and other performance measures, weightings and ranges

•

Early in the fiscal year, the Committee reviews proposed performance measures and ranges with input from consultant and determines performance measures and ranges that it believes establish appropriate stretch goals

Equity Awards	• CEO recommends bonus targets for executives other

•

In first fiscal quarter, CEO recommends grant date fair value of awards for executives other than himself

•

Committee reviews proposed awards with input from consultant and reviews with other non-management directors

•

Committee determines the dollar values of awards

•

Exercise price and number of options and restricted stock units are determined by formula based on market price of common shares on the date of award than himself

•

Early in the fiscal year, the Committee reviews bonus targets with input from its consultant and in light of the targets established by employment agreements and competitive conditions and determines bonus targets as a percentage of fiscal year-end salary for each executive

•

After the end of the fiscal year, management presents financial results to the Committee

•

CEO recommends other performance factor multipliers for executives other than himself

•

Committee reviews the results and determines whether to make any adjustments to financial results and determines other performance factor multipliers and establishes bonus

•

Committee reviews determinations with the other non-management directors and, in the case of the CEO, seeks their concurrence in the Committee's determination

28

Executive Compensation

The following table outlines the process for determining terms of employment agreements and compensation plans in which the named executive officers participate:

Employment Agreements	Compensation Plans
CEO

•

Committee arrives at proposed terms of agreement with input from consultant

•

Committee recommends terms of agreement to other non-management directors following negotiation with CEO

•

Committee participates with other non-management directors in determining terms of agreement for CEO

Other NEOs

•

CEO recommends terms of agreements

•

Committee reviews proposed terms of agreements with input from consultant

•

Committee determines material terms of agreements, subject to consultation with Board where the Committee deems appropriate

•

Committee requests management and its consultant to review compensation plans

•

Management and its consultant recommend changes to compensation plans in response to requests or on their own initiative

•

Committee reviews proposed changes to compensation plans with input from its consultant

•

Committee determines changes to compensation plans or recommends to Board if Board action is required

•

Committee participates with Board in determining changes when Board action is required

Management Input

In addition to the CEO recommendations described above, management regularly:

•
provides data, analysis and recommendations to the Compensation Committee regarding the Company's executive compensation programs and policies;
•
administers those programs and policies as directed by the Committee;
•
provides an ongoing review of the effectiveness of the compensation programs, including competitiveness and alignment with the Company's objectives; and
•
recommends changes to compensation programs if needed to help achieve program objectives.

The Committee meets regularly in executive session without management present to discuss compensation decisions and matters relating to the design and operation of the executive compensation program.

Compensation Consultant

The Compensation Committee has retained the firm of Frederic W. Cook & Co., Inc. as its compensation consultant. The consultant assists the Committee's development and evaluation of compensation policies and practices and the Committee's determinations of compensation awards by:

•
attending Committee meetings;
•
meeting with the Committee without management present;
•
providing third-party data, advice and expertise on proposed executive compensation awards and plan designs;
•
reviewing briefing materials prepared by management and outside advisers and advising the Committee on the matters included in these materials, including the consistency of proposals with the Committee's compensation philosophy and comparisons to programs at other companies; and
•
preparing its own analysis of compensation matters, including positioning of programs in the competitive market and the design of plans consistent with the Committee's compensation philosophy.

The Committee considers input from the consultant as one factor in making decisions on compensation matters, along with information and analyses it receives from management and its own judgment and experience.

The Compensation Committee has adopted a policy requiring its consultant to be independent of Company management. The Committee performs an annual assessment of the consultant's independence to determine whether the consultant is independent. The Committee assessed Frederic W. Cook & Co. Inc.'s independence in November 2018 and confirmed that the firm's work has not raised any conflict of interest and the firm is independent under the policy.

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The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 29

2018 Compensation Decisions

This section discusses the specific decisions made by the Compensation Committee in fiscal 2018 or with respect to fiscal 2018 compensation.

Investor Engagement

At our 2018 Annual Meeting, 52% of shares cast voted against the advisory vote on executive compensation. In light of the level of support reflected by this vote, the Board and the Compensation Committee intensified its normal level of engagement with shareholders. Throughout the year, members of the Committee discussed with certain investors the reasons for their votes on the advisory vote. Investor feeback in these discussions coalesced around the terms of the performance-based equity award made in connection with the extension of Mr. Iger's tenure, and concerns that performance requirements should be more rigorous given the magnitude of the award. In light of this feedback, the Committee determined that it was appropriate to seek adjustments to the performance goals. Accordingly, the Committee recommended, and the Board and Mr. Iger agreed to, adjustments increasing the rigor of the performance goals required for Mr. Iger to vest in the performance-based units and also agreed to a limitation on annual performance-based equity awards, each as described in detail below.

The engagement relating to the results of the advisory vote on executive compensation was in addition to our regular engagement program, which focuses on conversations with shareholders prior to the annual meeting. In the outreach focused on the annual meeting, we spoke with most of our twenty largest investors and contacted about 80% of our largest 50 investors, seeking input on compensation and governance matters. To enable the Board and the Compensation Committee to consider direct shareholder feedback, the Compensation Committee is updated on these conversations with investors and Committee and other Board members participate directly in a number of them.

Employment Agreements

Extension of Mr. Iger's Employment Agreement

As discussed in the proxy statement for the 2018 Annual Shareholder meeting, in December 2017, in connection with the Company's signing a merger agreement relating to the 21CF Acquisition, the Board concluded that Mr. Iger was the best person to lead Disney through the acquisition and the integration of 21st Century Fox. The Board and Mr. Iger therefore agreed to extend to

December 31, 2021 the period during which Mr. Iger would remain employed with the Company and serve as Chairman and Chief Executive Officer if the 21CF Acquisition is completed. In connection with this extension, Mr. Iger's base salary increased to $3.0 million effective January 1, 2018 and his salary will increase to $3.5 million, his target annual incentive will increase to $20 million and his annual target long-term incentive award will increase to $25 million (and the potential payout on performance units may increase to 200% of target) when the 21CF Acquisition is completed. Mr. Iger also received an award of 245,098 restricted stock units that will vest over four years regardless of whether the transaction is completed.

Mr. Iger also received an award of 687,898 performance-based units that would vest on December 31, 2021 if (1) the 21CF Acquisition is completed and (2) subject to satisfaction of a performance-vesting requirement based on total shareholder return of the Company's common stock relative to the total shareholder returns of the S&P 500. On November 30, 2018, following extensive engagement with investors regarding the terms of the compensation received by Mr. Iger in connection with the December 2017 extension of his employment agreement, the Board and Mr. Iger agreed to increase the rigor of the performance test relating to this award.

As originally awarded, 50% of the target number of units would have been earned if the Company's total shareholder return ("TSR") over the applicable performance period equaled the 25th percentile of the total shareholder return of the companies in the S&P 500 Index ("Relative TSR"), with the target number of units being earned at the 50th percentile, and a maximum of 150% of the target number of units being earned at the 75th percentile. As revised:

•
No units will be earned if the Company's Relative TSR is less than or equal to the 25th percentile, the level at which the target number of units is earned has increased from the 50th percentile to the 65th percentile, and the maximum number of units that can be earned (at the 75th percentile) has decreased from 150% to 125%.
•
The percentage of the target number of units earned is determined by mathematical linear interpolation at performance levels between the 25th and the 65th percentile (from 0% at the 25th to 100% at the 65th percentile), and between the 65th and the 75th percentile (from 100% at the 65th to 125% at the 75th percentile).
30

Executive Compensation

In addition, if the Company's TSR over the performance period is negative, Mr. Iger may not earn more than 100% of the target number of units.

To maintain the initial negotiated value of the award as of the time it was granted in light of more challenging performance criteria that reduce the likelihood of earning the units, the target number of units subject to the award has been increased to 937,599 units, as determined by applying a Monte Carlo simulation and the price of the Company's common stock established for purposes of applying the exchange ratio under the merger agreement for the 21CF Acquisition.

As a result of this Amendment and the more rigorous performance goals, Mr. Iger will receive fewer shares than under the original award if the Company's Relative TSR does not exceed the 60.5th percentile over the performance period. For example:

•
At the 25th percentile, Mr. Iger will receive no shares versus 343,949 shares under the original award, a reduction of 100%.
•
At the 35th percentile, Mr. Iger will receive 234,400 shares versus 481,529 shares under the original award, a reduction of 51%.
•
At the 50th percentile, Mr. Iger will receive 585,999 shares versus 687,898 shares under the original award, a reduction of 15%.
•
At the 60.5th percentile, Mr. Iger will receive shares equivalent to the number he would have received under the original award at the 60.5th percentile, and at the 75th percentile and above will receive no more than a 14% increase in achievable units compared to the original award.

The Board and Mr. Iger also agreed that annual performance share unit awards granted to Mr. Iger following the closing of the 21CF Acquisition will include the limitation to 100% of the target number of units if the Company's TSR over the relevant performance period is negative.

New Employment Agreement for Mr. Mayer

In May 2018, the Company and Mr. Mayer entered into a new employment agreement effective as of March 14, 2018 in connection with Mr. Mayer becoming Chairman, Direct-to-Consumer and International, replacing his employment agreement under his prior position. Mr. Mayer's new employment agreement made the following changes to his prior agreement:

•
changed the employer and counterparty to Walt Disney International ("WDI");
•
extended the term of the agreement to December 31, 2022;
•
increased Mr. Mayer's minimum annual salary from $1,500,000 to $1,800,000; and
•
eliminated a provision for Mr. Mayer to enter into a new one-year employment agreement at the stated termination of his agreement.

The remaining material terms of Mr. Mayer's employment agreement are substantially the same as under his prior agreement.

Amendment to Mr. Braverman's Employment Agreement

In December 2018, the Company and Mr. Braverman entered into an amendment to Mr. Braverman's employment agreement extending the term of Mr. Braverman's employment from July 2, 2019 to December 31, 2020. Additionally, the amendment increased the target annual long-term equity incentive award value from 225% to 300% of his annual base salary as expected to be in effect at the end of the fiscal year.

Employment Agreement for Ms. Mucha

The Compensation Committee approved a new employment agreement for Ms. Mucha in connection with the extension of the term of Ms. Mucha's employment. The agreement provides that Ms. Mucha's term as Senior Executive Vice President and Chief Communications Officer will run through December 31, 2021. The agreement provides for a minimum annual base salary of $1,161,840 and provides that the target for calculating Ms. Mucha's annual performance-based bonus opportunity will be 125% of her annual base salary as expected to be in effect at the end of the applicable fiscal year. The agreement also provides that the target accounting value of Ms. Mucha's annual long-term incentive compensation award will be 225% of her annual base salary as expected to be in effect at the end of the fiscal year, with the Compensation Committee retaining discretion to adjust the target value of the award in any fiscal year based on its evaluation of performance and/or any economic, financial or market conditions affecting the Company. The awards will be subject to substantially the same terms and conditions (including vesting and performance conditions) as will be established for other executive officers of the Company in accordance with the Board's policies for the grant of equity-based awards, as in effect at the time of the award.

Other material terms of the employment agreement with Ms. Mucha are described under "Compensation Program Elements," above, and "Compensation Tables — Potential Payments and Rights on Termination or Change in Control," below.

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The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 31

Performance Goals

The Compensation Committee sets performance goals for each fiscal year early in that year, and evaluates performance against those goals after the fiscal year has ended to arrive at its compensation decisions.

Setting Goals

  Financial Performance

In November 2017, the Compensation Committee reviewed the functioning of the annual performance-based bonus program and retained the following financial measures and relative weights for calculating the portion of the named executive officers' bonuses that is based on financial performance:

•
adjusted segment operating income (25.0%)
•
adjusted EPS (28.6%)
•
adjusted after-tax free cash flow (21.4%)
•
adjusted return on invested capital (25.0%)

The Committee retained these measures and weightings because it believes successful performance against these measures promotes the creation of long-term shareholder value. The Committee places slightly more weight on adjusted EPS and slightly less weight on after-tax free cash flow because, between the two, it believes adjusted EPS is somewhat more closely related to shareholder value.

The Committee also established performance ranges for each of the measures in November 2017. These ranges are used to determine the multiplier that is applied to 70% of each named executive officer's target bonus. The overall financial performance multiple is equal to the weighted average of the performance multiples for each of the four measures. The performance multiple for each measure is zero if performance is below the bottom of the range and varies from 35% at the low end of the range to a maximum of 200% at the top end of the range. The Committee believes the top of each range represents extraordinary performance and the bottom represents disappointing performance.

In establishing these ranges for fiscal 2018, the Committee increased the overall level of the ranges for adjusted EPS and adjusted after-tax free cash flow to provide incentives for overall growth. The Committee recognized the significant capital investments in BAMTech and Parks and Resorts, and therefore reduced the overall level of the ranges for adjusted segment operating income and adjusted return on invested capital. The following table shows actual performance in fiscal 2017 and the target ranges chosen by the Committee for fiscal 2018 (dollars in millions except per share amounts):

	Fiscal 2017 Actual	Fiscal 2018 Target Range

Adjusted Segment Operating Income*	$14,900	$12,650-$17,112

Adjusted EPS*	$5.67	$4.80-$6.96

Adjusted After-tax free cash flow**	$9,044	$4,366-$11,510

Adjusted Return on Invested Capital***	13.1%	10.6%-13.8%

*
For purposes of the annual performance-based bonuses, "adjusted segment operating income" adjusted EPS reflect the adjustments described on page 33.
**
For purposes of the annual performance-based bonuses, "adjusted after-tax free cash flow" takes into account the adjustments described on page 33 and was defined as cash provided by operations plus cash paid for restructuring costs and less investments in parks, resorts and other properties, all on an equity basis (i.e., including Hong Kong Disneyland and Shanghai Disney Resort as if they were equity investments rather than on a consolidated basis).
***
For purposes of the annual performance-based bonuses, "adjusted return on invested capital" takes into account the adjustments described on page 33 and was defined as the aggregate adjusted segment operating income less corporate and unallocated shared expenses (both on an after-tax basis), divided by average net assets (including net goodwill) invested in operations, all on an equity basis (i.e., including Hong Kong Disneyland and Shanghai Disney Resort as if they were equity investments rather than on a consolidated basis).

  Other Performance Factors

The Committee also established other performance factors for the fiscal 2018 annual bonus in November 2017. The Committee established the following factors based on the recommendation of Mr. Iger and the strategic objectives of the Company:

•
Foster quality, creativity and innovation in how we create, market and distribute all of our products
•
Drive long-term growth internationally
•
Manage efficiency across all areas of spending, supporting cross-segment or enterprise centers of excellence where appropriate
•
Support the hiring, development and talent planning of diverse executives, and put into development content, products, and guest experiences that appeal to diverse audiences
•
Fully support and progress the expansion of product and content distribution directly to customers

Evaluating Performance

After the fiscal year ended, the Compensation Committee reviewed the overall performance of the Company, which reflected financial growth in a number of areas. These included higher guest volume and spending at domestic parks, Disneyland Paris and Hong Kong Disneyland, and continued strength in our studio, which had seven major theatrical releases that grossed over $500 million in worldwide box office. This performance led to increases in segment operating income of 7%,

32

Executive Compensation

adjusted EPS of 14% and after-tax free cash flow of 3%, in each case adjusted for compensation purposes as described below. The adjusted return on invested capital declined 10 basis points, reflecting the significant capital investments designed to promote future growth.

Additional detail regarding fiscal 2018 performance is set forth in the proxy statement summary beginning on page 1. Based on these results, the weighted financial performance factor was 139% in fiscal 2018 compared to a factor of 100% in fiscal 2017.

The following chart shows actual performance in fiscal 2018 with respect to each of these measures relative to prior year performance and the ranges established at the beginning of the fiscal year and the resulting performance factor used in calculating the aggregate financial performance goal multiple. (Dollars in millions except per share amounts)

In comparing actual performance for fiscal 2018 to the performance ranges, the Compensation Committee adjusted for the impacts of: recurring and non-recurring tax-reform benefits recorded in fiscal 2018, gains on the sale of real estate and property rights, restructuring and impairment charges, a one-time $1,000 employee bonus, expenses related to the 21CF Acquisition, expenses related to content development for direct-to-consumer streaming services, and foregone revenue from content licensing attributable to the revised distribution strategy.

In addition, the Committee determined that, because cumulative adjusted operating income for the five years ending September 29, 2018 was less than $76.01 billion, the condition for Mr. Iger to receive any of the $60 million performance-based retention award made in October 2014 had not been met, and Mr. Iger was not entitled to any of that award.

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The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 33

Individual Compensation Decisions

The following table summarizes annual compensation decisions made by the Committee with respect to each of the named executive officers. The Committee established the salary and performance-based bonus target multiple of salary for each of the named executive officers early in the fiscal year (except as noted below). The final bonus award was calculated after the fiscal year ended using the financial performance factor of 139% described above and the other performance factors determined by the Committee described below applied to the target bonus opportunity for that executive.

	Salary		Performance-Based Bonus				Equity Awards

	Fiscal Year End 2018 Annual Salary		Target	Financial Performance Factor[1]	Other Performance Factor[2]	Award Amount	Value	Target Performance Units[3]	Time- Based Units[3]	Options[3]
Robert A. Iger	$3,000,000		$12,000,000	139%	175%	$18,000,000	$17,282,621	74,126	—	295,237

Alan N. Braverman	$1,611,950		$3,223,900	139%	166%	$4,750,000	$4,000,084	9,871	10,755	57,113

Christine M. McCarthy	$1,800,000	[4]	$3,600,000	139%	166%	$5,300,000	$4,500,064	11,105	12,099	64,252

M. Jayne Parker	$1,004,250		$1,405,950	139%	173%	$2,100,000	$3,250,127	8,020	8,739	46,405

Zenia B. Mucha	$1,161,840	[4]	$1,452,300	139%	133%	$2,000,000	$2,115,177	5,220	5,687	30,199

Kevin A. Mayer	$1,800,000	[5]	$3,600,000	139%	166%	$5,300,000	$4,500,064	11,105	12,099	64,252

1
Multiplied by 70% of the target amount.
2
Multiplied by 30% of the target amount.
3
The number of restricted stock units and options was calculated from the value of the award as described in the table on pages 23 to 24.
4
Pursuant to revisions to salary adopted after the end of the fiscal year and retroactive to the end of the fiscal year.
5
Pursuant to new employment agreement in March 2018.

The compensation set forth above and described below differs from the total compensation reported in the Summary Compensation Table as follows:

•
The compensation set forth above does not include the change in pension value and nonqualified deferred compensation earnings as the change in pension value does not reflect decisions made by the Committee during the fiscal year.
•
The compensation set forth above does not include perquisites and benefits and other compensation as these items are generally determined by contract and do not reflect decisions made by the Committee during the fiscal year.
•
The compensation set forth above does not include the special equity award made to Mr. Iger in connection with the extension of his employment agreement in December 2017 because that compensation was specifically tied to the extension of his employment agreement and does not constitute annual compensation.

The Committee's determination on each of these matters was based on the recommendation of Mr. Iger (except in the case of his own compensation), the parameters established by the executive's employment agreement and the factors described below. In determining the appropriate other performance factor for individual executives, the Committee and Mr. Iger take into consideration that the named executive officers operate as a team in contributing to success across the Company. In addition, in determining equity awards, the Committee considered its overall long-term incentive guidelines for all executives, which, in the context of the competitive market for executive talent, attempt to balance the benefits of incentive compensation tied to performance of the Company's common stock with the dilutive effect of equity compensation awards.

34

Executive Compensation

Mr. Iger

Salary	Mr. Iger's 2018 annual salary rate increased from $2.5 million to $3.0 million in connection with the extension of his employment agreement in December 2017 to reflect the challenges the Committee expected Mr. Iger to navigate in connection with the completion and integration of the 21CF Acquisition.
Performance- based Bonus	Target Bonus
Mr. Iger's fiscal 2018 target bonus amount was unchanged from fiscal 2017 and is equal to the amount provided for in his employment agreement.

Other Performance Factor
The Committee applied a factor of 175% with respect to other performance factors for Mr. Iger in fiscal 2018 compared to a factor of 189% in fiscal 2017. In fiscal 2018, Mr. Iger provided outstanding leadership in achieving improvements in financial performance while continuing to position the Company for future growth, highlighted by the pending acquisition of 21st Century Fox, the development of a direct-to-consumer strategy and the related reorganization of the Company. Other key accomplishments during the year included:

•

Outstanding Studio performance with seven films generating over $500 million in global box office sales, including four films over $1 billion in sales. The successful slate included Avengers: Infinity War, Black Panther, Coco, Incredibles 2, Star Wars: The Last Jedi, Solo, Thor: Ragnarok, and Ant-Man and The Wasp.

•

Successful launch of ESPN+, the first product in support of our critical direct-to-consumer strategy.

•

Record operating results at Parks & Resorts, while opening Toy Story Land at Shanghai Disney Resort and Walt Disney World, and construction of Star Wars: Galaxy's Edge at Disneyland and Walt Disney World.

•

The naming of Disney as one of the "Most Reputable Companies" by Forbes, one of the world's "Most Admired Companies" by Fortune and one of the "World's Most Respected Companies" by Barron's. Disney was also recognized as one of the "World's Best Employers" by Forbes and one of the "Best Places to Launch a Career" by BusinessWeek. Forbes ranked Disney as first among the "World's Best Regarded Companies".

Equity Award Value	The Committee left the value of Mr. Iger's annual equity award approximately equal to the value of his fiscal 2017 award.

Mr. Braverman

Salary	The Committee increased Mr. Braverman's 2018 salary by 3% to reflect changes in the market for executive talent and his continued outstanding performance.
Performance- based Bonus	Target Bonus
Mr. Braverman's target bonus for fiscal 2018 is equal to two times his fiscal year end salary, as set forth in his employment agreement as in effect at the time of the award.

Other Performance Factor
The Committee applied a factor of 166% with respect to other performance factors for Mr. Braverman in fiscal 2018 compared to a factor of 150% in fiscal 2017. The determination this year reflected Mr. Iger's recommendation and Mr. Braverman's accomplishments during the year, which included:

•

Oversight of legal strategy of the acquisition of 21st Century Fox, including the responsibility for managing the antitrust and other regulatory clearances.

•

Continued leadership of the Company's legal positions on significant litigation matters, transactions and regulatory developments.

•

Oversight of the Company's governmental affairs and public policy positions on both a domestic and global level, which included providing leadership in developing the Company's position with regard to regulatory matters.

•

Continued promotion of diversity of hiring in the legal department and promotion of the department's pro bono legal program, each of which resulted in industry recognition.

Equity Award Value	The equity award value for Mr. Braverman is equal to 2.5 times his fiscal year end salary.

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The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 35

Ms. McCarthy

Salary	The Committee increased Ms. McCarthy's 2018 salary by 3% to reflect changes in the market for executive talent and her continued outstanding performance and increased her salary an additional $255,000 effective September 2018 to reflect increased responsibility she assumed during the year.
Performance- based Bonus	Target Bonus
Ms. McCarthy's target bonus for fiscal 2018 is equal to two times her fiscal year end salary, as set forth in her employment agreement pursuant to revisions to the employment agreement adopted after the end of the fiscal year and retroactive to the end of the fiscal year.

Other Performance Factor
The Committee applied a factor of 166% with respect to other performance factors for Ms. McCarthy in fiscal 2018 compared to a factor of 150% in fiscal 2017. The determination this year reflected Mr. Iger's recommendation and Ms. McCarthy's accomplishments during the year, which included:

•

Oversight of execution of financing for key business initiatives, including the acquisition of 21st Century Fox.

•

Maintenance and promotion of Disney's financial and capital markets strength, including successful debt offerings, structured long-term financings and achievement of favorable interest rates.

•

Leadership of the financial reorganization of the Company, which included building a financial plan under the new business segment structure.

•

Active oversight of corporate real estate projects, including completion of several notable projects.

Equity Award Value	The annual equity award value for Ms. McCarthy is equal to 2.5 times her fiscal year end salary.

Ms. Parker

Salary	The Committee increased Ms. Parker's 2018 salary by 3% to reflect changes in the market for executive talent and her continued outstanding performance.
Performance- based Bonus	Target Bonus
Ms. Parker's target bonus for fiscal 2018 is equal to 1.4 times her fiscal year end salary, as set forth in her employment agreement.

Other Performance Factor
The Committee applied a factor of 173% with respect to other performance factors for Ms. Parker in fiscal 2018 compared to a factor of 150% in fiscal 2017. The determination this year reflected Mr. Iger's recommendation and Ms. Parker's accomplishments during the year, which included:

•

Leadership of the strategy for human resources relating to the 21st Century Fox acquisition by developing and implementing a support model with dedicated resources and project management plans to ensure successful integration.

•

Support of the implementation of the reorganization of the Company's business segments, including a global technology restructuring.

•

Enhancement of employee experience through a variety of initiatives, including Disney Aspire, a new employee education program available to over 80,000 U.S. hourly employees.

•

Continued development of world-class talent through an executive assessment process for developing senior executive candidates.

•

Leadership through multiple natural disasters and employee emergency events and continued integration of strong global security and intellectual property protection practices in response to a heightened security environment worldwide.

Equity Award Value	The equity award value for Ms. Parker is equal to 3.2 times her fiscal year end salary.
36

Executive Compensation

Ms. Mucha

Salary	Base salary for Ms. Mucha was set at $1,161,840 for fiscal 2018, effective September 27, 2018, reflecting the market for executive talent and her outstanding performance in the role.
Performance- based Bonus	Target Bonus
Ms. Mucha's target bonus for fiscal 2018 is equal to 1.25 times her fiscal year end salary, as set forth in her employment agreement pursuant to revisions to the employment agreement adopted after the end of the fiscal year and retroactive to the end of the fiscal year.

Other Performance Factor
The Committee applied a factor of 133% with respect to other performance factors for Ms. Mucha in fiscal 2018. The determination this year reflected Mr. Iger's recommendation and Ms. Mucha's accomplishments during the year, which included:

•

Enhancing the reputation of the Disney brand worldwide through leadership of global communications for the Company and all its business units.

•

Support of the communication strategy for several strategic initiatives, including the acquisition of 21st Century Fox and the reorganization of the Company's business segments.

•

Execution of strategic communication plans in support of launch of the Company's direct-to-consumer business, including the launch of ESPN+.

•

Continued development of Disney's array of social media platforms and digital communications vehicles to reach the Company's audience directly.

Equity Award Value	The equity award value for Ms. Mucha is equal to 1.8 times her fiscal year end salary.

Mr. Mayer

Salary	The Committee increased Mr. Mayer's 2018 salary by 3% to reflect changes in the market for executive talent and his continued outstanding performance and increased his salary an additional $255,000 in March 2018 in connection with his new employment agreement to reflect the increased responsibility and complexity of his new position.
Performance- based Bonus	Target Bonus
Mr. Mayer's target bonus for fiscal 2018 is equal to two times his fiscal year end salary, as set forth in his employment agreement.

Other Performance Factor
The Committee applied a factor of 166% with respect to other performance factors for Mr. Mayer in fiscal 2018 compared to a factor of 150% in fiscal 2017. The determination this year reflected Mr. Iger's recommendation and Mr. Mayer's accomplishments during the year, which included:

•

Management of the Company's strategic acquisition of 21st Century Fox.

•

Continued development of Disney's content distribution strategy, including the integration of BAMTech, launch of ESPN+ and development of Disney+ product.

•

Leadership of the restructuring of the Company into new business segments, designed to maximize the long-term financial contribution of the Company's direct-to-consumer initiatives and the integration of 21st Century Fox.

•

Leadership of a global technology restructuring, aligning the Company-wide operating model to the new business segments.

Equity Award Value	The annual equity award value for Mr. Mayer is equal to 2.5 times his fiscal year end salary.

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The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 37

Compensation Committee Report

The Compensation Committee has:

(1)
reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with management; and
(2)
based on this review and discussion, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's proxy statement relating to the 2019 Annual Meeting of shareholders.

Members of the Compensation Committee

Mary T. Barra
Maria Elena Lagomasino
Aylwin B. Lewis (Chair)

38

Executive Compensation

Compensation Tables

Fiscal 2018 Summary Compensation Table

The following table provides information concerning the total compensation earned in fiscal 2016, fiscal 2017 (except for Ms. Mucha, who was not a named executive officer in those years) and fiscal 2018 by the chief executive officer, the chief financial officer, three other persons serving as executive officers at the end of fiscal 2018 who were the most highly compensated executive officers of the Company in fiscal 2018, and Mr. Mayer, who served as an executive officer during part of the fiscal year. These six officers are referred to as the named executive officers or NEOs in this proxy statement. Information regarding the amounts in each column follows the table.

Name and Principal Position	Fiscal Year	Salary	Stock Awards[1]	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings[2]	All Other Compensation	Total
Robert A. Iger	2018	$2,875,000	$35,352,327	$8,270,976	$18,000,000	—	$1,146,911	$65,645,214

Chairman and Chief Executive	2017	2,500,000	8,984,191	8,298,322	15,200,000	—	1,301,167	36,283,680

Officer	2016	2,500,000	8,828,117	8,454,674	20,000,000	$2,893,778	1,205,827	43,882,396

Alan N. Braverman	2018	1,600,213	2,400,080	1,600,004	4,750,000	—	69,233	10,419,530

Senior Executive Vice President,	2017	1,565,000	1,878,142	1,252,020	3,600,000	56,359	95,938	8,447,459

General Counsel and Secretary	2016	1,549,000	1,878,037	1,252,040	5,440,000	931,443	68,431	11,118,951

Christine M. McCarthy	2018	1,533,750	2,700,063	1,800,001	5,300,000	434,539	71,397	11,839,750

Senior Executive Vice President	2017	1,323,077	1,950,118	1,300,000	3,450,000	852,787	70,600	8,946,582

and Chief Financial Officer	2016	1,287,692	1,950,106	1,300,058	4,520,000	1,104,131	36,523	10,198,510

M. Jayne Parker	2018	996,938	1,950,105	1,300,022	2,100,000	380,524	80,456	6,808,045

Senior Executive Vice President and	2017	851,154	1,320,171	880,020	1,570,000	392,107	77,112	5,090,564

Chief Human Resources Officer	2016	826,385	1,320,122	880,052	1,815,000	711,775	51,060	5,604,394

Zenia B. Mucha	2018	961,150	1,269,161	846,016	2,000,000	—	24,452	5,100,779

Senior Executive Vice President and
Chief Communications Officer

Kevin A. Mayer	2018	1,674,000	2,700,063	1,800,001	5,300,000	62,466	83,846	11,620,376

Chairman, Direct to Consumer	2017	1,323,077	1,950,118	1,300,000	3,450,000	333,928	77,495	8,434,618

and International--3	2016	1,287,692	1,950,106	1,300,058	4,520,000	1,031,418	36,075	10,125,349

1
Under applicable accounting rules, that portion of the stock award to Mr. Iger made in connection with the extension of his employment agreement on December 13, 2017 conditioned on the completion of the 21CF Acquisition is assigned no value in the table because, when granted, the acquisition remained contingent on obtaining the needed shareholder and regulatory approvals. The stock awards for each fiscal year in the table include awards subject to performance conditions that were valued based on the probability that performance targets will be achieved. Assuming the highest level of performance conditions are achieved and, with respect to the award conditioned on completion of the 21CF Acquisition, assuming completion of the acquisition, the grant date stock award values of all performance-based units outstanding at the end of the fiscal year would be as follows:

Fiscal Year	Mr. Iger	Mr. Braverman	Ms. McCarthy	Ms. Parker	Ms. Mucha	Mr. Mayer
2018	$149,639,748	$2,852,152	$3,208,650	$2,317,405	$1,508,227	$3,208,650

2017	12,447,500	2,240,131	2,325,983	1,574,625	—	2,325,983

2016	12,681,647	2,287,925	2,375,735	1,608,262	—	2,375,735

  As described more fully under "2018 Compensation Decisions" above, after the end of the fiscal year, the Board and Mr. Iger agreed to modifications to the performance conditions of the stock award to Mr. Iger made in connection with the extension of his employment agreement on December 13, 2017 and conditioned on the completion of the 21CF Acquisition. These modifications increased the rigor of the performance condition for vesting of this award and increased the number of target units under the award in order to maintain the initial negotiated value of the award with the addition of more challenging performance criteria that reduced the likelihood of earning the units.

2
As described more fully under "Change in Pension Value and Nonqualified Deferred Compensation Earnings" below, changes in pension value in 2016 were driven largely by changes in the discount rate applied to calculate the present value of future pension payments. In fiscal 2017, the change in pension value for Mr. Iger was negative $428,437. In fiscal 2018, the changes in pension value for Mr. Iger, Mr. Braverman and Ms. Mucha were negative $833,295, $167,536 and $524,820.

3
Mr. Mayer was Senior Executive Vice President and Chief Strategy Officer through March 14, 2018.

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The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 39

Salary.    This column sets forth the base salary earned during each fiscal year.

Stock Awards.    This column sets forth the grant date fair value of the restricted stock unit awards granted to the named executive officers during each fiscal year as part of the Company's long-term incentive compensation program. The grant date fair value of these awards was calculated by multiplying the number of units awarded by the average of the high and low trading price of the Company's common stock on the grant date, subject to valuation adjustments for restricted stock unit awards subject to vesting conditions other than the test to assure deductibility under Section 162(m) of the Internal Revenue Code. The valuation adjustments for performance-based awards reflect the fact that the number of shares received on vesting varies based on the level of performance achieved and were determined using a Monte Carlo simulation that determines the probability that the performance targets will be achieved. No value is assigned to those units awarded to Mr. Iger that were conditioned on completion of the 21CF Acquisition because, under the applicable accounting rules, when granted the acquisition was contingent on obtaining the needed shareholder and regulatory approval. The grant date fair value of the restricted stock unit awards granted during fiscal 2018 is also included in the Fiscal 2018 Grants of Plan Based Awards table on page 42.

Option Awards.    This column sets forth the grant date fair value of options to purchase shares of the Company's common stock granted to the named executive officers during each fiscal year. The grant-date fair value of these options was calculated using a binomial option pricing model. The assumptions used in estimating the fair value of these options are set forth in footnote 12 to the Company's Audited Financial Statements for fiscal 2018. The grant date fair value of the options granted during fiscal 2018 is also included in the Fiscal 2018 Grants of Plan Based Awards table on page 42.

Non-Equity Incentive Plan Compensation.    This column sets forth the amount of compensation earned by the named executive officers under the Company's annual performance-based bonus program during each fiscal year. A description of the Company's annual performance-based bonus program is included in the discussion of "2018 Total Direct Compensation" in the "Executive Compensation Program Structure" section beginning on page 23, and the determination of performance-based bonuses for fiscal 2018 is described in the "2018 Compensation Decisions" section of the Compensation Discussion and Analysis beginning on page 30.

Change in Pension Value and Nonqualified Deferred Compensation Earnings.    This column reflects the aggregate change in the actuarial present value of each named executive officer's accumulated benefits under all defined benefit plans, including supplemental plans, during each fiscal year. The amounts reported in this column vary with a number of factors, including the discount rate applied to determine the value of future payment streams. The discount rate used pursuant to pension accounting rules to calculate the present value of future payments was 4.47% for fiscal 2015, 3.73% for fiscal 2016, 3.88% for fiscal 2017 and 4.31% for fiscal 2018. The decrease in fiscal 2016 drove substantial increases in the present value of future payments. Neither increases nor decreases in pension value resulting from changes in the discount rate result in any increase or decrease in benefits payable to participants under the plan. Pension values for some executive officers in fiscal 2017 and fiscal 2018 increased despite the small increases in the discount rate due to the effect of an additional year of service and higher compensation levels.

Mr. Iger, Ms. McCarthy, Ms. Parker and Ms. Mucha were credited with earnings on deferred compensation as disclosed below under "Deferred Compensation". These earnings were at rates that were not above market rates and therefore are not reported in this column.

All Other Compensation.    This column sets forth all of the compensation for each fiscal year that we could not properly report in any other column of the table, including:

•
the incremental cost to the Company of perquisites and other personal benefits;
•
the amount of Company contributions to employee savings plans;
•
the dollar value of insurance premiums paid by the Company with respect to excess liability insurance for the named executive officers; and
•
the dollar amount of matching charitable contributions made to charities pursuant to the Company's charitable gift matching program, which is available to all regular US employees with at least one year of service.

The dollar amount of matching charitable contributions was $15,100, $49,499, $49,000 and $50,000 for Mr. Braverman, Ms. McCarthy, Ms. Parker, and Mr. Mayer respectively.

In accordance with the SEC's interpretations of its rules, this column also sets forth the incremental cost to the Company of certain items that are provided to the named executive officers for business purposes but

40

Executive Compensation

which may not be considered integrally related to his or her duties.

The following table sets forth the incremental cost to the Company of each perquisite and other personal benefit that exceeded the greater of $25,000 or 10% of the total amount of perquisites and personal benefits for a named executive officer in fiscal 2018.

	Personal Air Travel	Security	Other	Total
Robert A. Iger	$328,980	$787,568	$24,025	$1,140,573

Alan N. Braverman	—	—	47,783	47,783

Christine M. McCarthy	—	—	15,400	15,400

M. Jayne Parker	—	—	25,068	25,068

Zenia B. Mucha	—	—	18,114	18,114

Kevin A. Mayer	—	—	27,527	27,527

The incremental cost to the Company of the items specified above was determined as follows:

•
Personal air travel: the actual catering costs, landing and ramp fees, fuel costs and lodging costs incurred by flight crew plus a per hour charge based on the average hourly maintenance costs for the aircraft during the year for flights that were purely personal in nature, and a pro-rata portion of catering costs where personal guests accompanied a named executive officer on flights that were business in nature. Where a personal flight coincided with the repositioning of an aircraft following a business flight, only the incremental costs of the flight compared to an immediate repositioning of the aircraft are included. As noted on page 26, above, Mr. Iger is required for security reasons to use corporate aircraft for all of his personal travel.

•
Security: the actual costs incurred by the Company for providing security services and equipment.

The "Other" column in the table above includes, to the extent a named executive officer elected to receive any of these benefits, the incremental cost to the Company of the vehicle benefit, personal air travel, reimbursement of up to $1,000 per calendar year for wellness-related purposes such as fitness and nutrition management, and reimbursement of expenses for financial consulting.

The named executive officers also were eligible to receive the other benefits described in the Compensation Discussion and Analysis under the discussion of "Benefits and Perquisites" in the "Compensation Program Elements" section, which involved no incremental cost to the Company or are offered through group life, health or medical reimbursement plans that are available generally to all of the Company's salaried employees.

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The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 41

Fiscal 2018 Grants of Plan Based Awards Table

The following table provides information concerning the range of awards available to the named executive officers under the Company's annual performance-based bonus program for fiscal 2018 and information concerning the option grants and restricted stock unit awards made to the named executive officers during fiscal 2018. Additional information regarding the amounts reported in each column follows the table.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
			Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Closing Price of Shares Underlying Options	Grant Date Fair Value of Stock and Option Awards
	(A	)	12/13/2017					245,098					$26,340,682

	(B	)	12/13/2017				343,949	687,898	1,031,847				—	[1]

Robert A. Iger			12/19/2017							295,237	$111.58	$111.81	8,270,976

	(B	)	12/19/2017				37,063	74,126	111,189				9,011,645	[1]

				$4,200,000	$12,000,000	$24,000,000

			12/19/2017							57,113	$111.58	$111.81	$1,600,004

Alan N. Braverman	(A	)	12/19/2017					10,755					1,200,043

	(B	)	12/19/2017				4,936	9,871	14,807				1,200,037	[1]

				$1,128,365	$3,223,900	$6,447,800

			12/19/2017							64,252	$111.58	$111.81	$1,800,001

Christine M. McCarthy	(A	)	12/19/2017					12,099					1,350,006

	(B	)	12/19/2017				5,553	11,105	16,658				1,350,057	[1]

				$1,260,000	$3,600,000	$7,200,000

			12/19/2017							46,405	$111.58	$111.81	$1,300,022

M. Jayne Parker	(A	)	12/19/2017					8,739					975,098

	(B	)	12/19/2017				4,010	8,020	12,030				975,007	[1]

				$492,083	$1,405,950	$2,811,900

			12/19/2017							30,199	$111.58	$111.81	$846,016

Zenia B. Mucha	(A	)	12/19/2017					5,687					634,555

	(B	)	12/19/2017				2,610	5,220	7,830				634,606	[1]

				$508,305	$1,452,300	$2,904,600

			12/19/2017							64,252	$111.58	$111.81	$1,800,001

Kevin A. Mayer	(A	)	12/19/2017					12,099					1,350,006

	(B	)	12/19/2017				5,553	11,105	16,658				1,350,057	[1]

				$1,260,000	$3,600,000	$7,200,000

1
Stock awards for fiscal 2018 subject to performance conditions in addition to the test to assure deductibility under Section 162(m) were valued based on the probability that performance targets will be achieved. In addition, a portion of the stock award to Mr. Iger made in connection with the extension of his employment agreement on December 13, 2017 was conditioned on completion of the 21CF Acquisition, and was assigned no value in the table under applicable accounting rules because when granted the acquisition remained contingent on obtaining the needed shareholder and regulatory approvals. Assuming the highest level of performance conditions are achieved and, with respect to the award conditioned on completion of the 21CF Acquisition, assuming completion of the acquisition, the grant date stock award values would be $110,892,597 for the performance-based award made to Mr. Iger on December 13, 2017, and $12,406,469, $1,652,109, $1,858,644, $1,342,307,$873,671 and $1,858,644 for Mr. Iger, Mr. Braverman, Ms. McCarthy, Ms. Parker, Ms. Mucha and Mr. Mayer, respectively, for the performance-based awards made on December 19, 2017. As described more fully under "2018 Compensation Decisions" above, after the end of the fiscal year, the Board and Mr. Iger agreed to modifications to the performance conditions of the award made on December 13, 2017. These modifications increased the rigor of the performance condition for vesting of this award and increased the number of target units under the award to 937,599 in order to maintain the initial negotiated value of the award with the addition of more challenging performance criteria that reduced the likelihood of earning the units. As a result of these revisions, the threshold number of units under this award is zero and the maximum number of units is 1,171,999.
42

Executive Compensation

Grant date.    The Compensation Committee awarded Mr. Iger stock units in connection with the execution of the 21CF Acquisition agreement on December 13, 2017. The Compensation Committee made the annual grant of stock options and restricted stock unit awards for fiscal 2018 on December 19, 2017. The Compensation Committee approved awards under the annual performance-based bonus program on November 27, 2018.

Estimated Possible Payouts Under Non-equity Incentive Plan Awards.    As described in the Compensation Discussion and Analysis, the Compensation Committee sets the target bonus opportunity for the named executive officers at the beginning of the fiscal year as a percentage of fiscal-year end salary, and the actual bonuses for the named executive officers may, except in special circumstances such as unusual challenges or extraordinary successes, range from 35% to 200% of the target level based on the Compensation Committee's evaluation of financial and other performance factors for the fiscal year. The bonus amount may be zero, if actual performance is below the specified threshold levels, or less than the calculated amounts if the Compensation Committee otherwise decides to reduce the bonus. As addressed in the discussion of 2018 Compensation Decisions in the Compensation Discussion and Analysis, the employment agreements of each executive officer require that the target used to calculate the bonus opportunity (but not the actual bonus awarded) be at least the amount specified in each agreement. This column shows the range of potential bonus payments for each named executive officer from the threshold to the maximum based on the target range set at the beginning of the fiscal year. The actual bonus amounts received for fiscal 2018 are set forth in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table.

Estimated Future Payouts Under Equity Incentive Plan Awards.    This column sets forth the number of restricted stock units awarded to the named executive officers during fiscal 2018 that are subject to the test to assure eligibility for deduction under Section 162(m) and/or to performance tests as described below. These include units awarded to each of the named executive officers as part of the annual grant in December 2017. Mr. Iger's award in row A on December 13, 2017 is not subject to any performance test and his award in Row B on December 13, 2017 is subject to the performance test described below. Mr. Iger's annual awards made on December 19, 2017 are subject to both the test to assure eligibility under Section 162(m) and the performance tests described below. The units in row A for each of the named executive officers (other than Ms. Mucha) are subject to the test to assure eligibility under Section 162(m) and the units in row B are subject to this test as well as the performance tests described below. The vesting dates for all of the outstanding restricted stock unit awards held by the named executive officers as of the end of fiscal 2018 are set forth in the Fiscal 2018 Outstanding Equity Awards at Fiscal Year-End table below.

All units in Row A (plus any shares received as dividend equivalents prior to vesting) vest if the Section 162(m) test is met or is not applicable. This amount is shown in the "target" column for Row A. None of the units vest if the test is applicable and is not met.

In the case of units in Row B, which are subject to both the Section 162(m) test and the performance tests, none of the units vest if the Section 162(m) test is not met and units vest as follows if the Section 162(m) test is met.

Other than the December 13, 2017 award to Mr. Iger, half of the units subject to the performance test are subject to a total shareholder return test and half of the units are subject to an EPS growth test. For each half:

•
None of the units related to a measure vest if the Company's total shareholder return or earnings per share growth, respectively, is below the 25th percentile of the S&P 500 for that measure.
•
If the Company's total shareholder return or EPS growth, respectively, is at or above the 25th percentile of the S&P 500 for the related measure, the number of units related to that measure that vest will vary from 50% of the target number related to that measure (at the 25th percentile) to 150% of the target number related to that measure (at or above the 75th percentile) (in each case, plus dividend equivalent units).

For example, for the one-half of the grant subject to an EPS growth test, and the other half separately subject to a total shareholder return test, the total number of shares vesting would equal:

•
the number in the "threshold" column if the Company is at the 25th percentile for each test;
•
the number in the "target" column if the Company is at the 50th percentile for each test; and
•
the number in the "maximum" column if the Company is at or exceeds the 75th percentile for each test

(in each case, plus dividend equivalent units).

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The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 43

EPS for the Company is adjusted (i) to exclude the effect of extraordinary, unusual and/or nonrecurring items and (ii) to reflect such other factors as the Committee deems appropriate to fairly reflect EPS growth. Adjustments to EPS from continuing operations of S&P 500 companies will not normally be made because the Committee has no reason to believe that the average of adjustments across the S&P 500 companies would result in an amount that is significantly different from the reported amount.

With respect to those units awarded to Mr. Iger on December 13, 2017 that are performance based, all were originally subject to the total shareholder return test as described for all performance based units subjected to that test. As a result of the modifications to this award made in November 2018, units subject to this award now vest as follows:

•
no units will be earned if the Company's total shareholder return is less than or equal to the 25th percentile of the S&P 500, the target number will vest at the 65th percentile, and the maximum number of units that can be earned (at the 75th percentile) is 125% of the target number of units;
•
the percentage of the target number of units earned is determined by mathematical linear interpolation at performance levels between the 25th and the 65th percentile (from 0% at the 25th to 100% at the 65th percentile), and between the 65th and the 75th percentile (from 100% at the 65th to 125% at the 75th percentile).

In addition, if the Company's TSR over the performance period is negative, Mr. Iger may not earn more than 100% of the target number of units.

When dividends are distributed to shareholders, dividend equivalents are credited in an amount equal to the dollar amount of dividends on the number of units held on the dividend record date divided by the fair market value of the Company's shares of common stock on the dividend distribution date. Dividend equivalents vest only when, if and to the extent that the underlying units vest.

All Other Option Awards: Number of Securities Underlying Options.    This column sets forth the options to purchase shares of the Company's common stock granted to the named executive officers as part of the annual grant in December 2017. The vesting dates for these options are set forth in the Fiscal 2018 Outstanding Equity Awards at Fiscal Year-End table below. These options are scheduled to expire ten years after the date of grant.

Exercise or Base Price of Option Awards; Grant Date Closing Price of Shares Underlying Options.    These columns set forth the exercise price for each option grant and the closing price of the Company's common stock on the date of grant. The exercise price is equal to the average of the high and low trading price on the grant date, which may be higher or lower than the closing price on the grant date.

Grant Date Fair Value of Stock and Option Awards.    This column sets forth the grant date fair value of the stock and option awards granted during fiscal 2018 calculated in accordance with applicable accounting requirements. The grant date fair value of all restricted stock unit awards and options is determined as described on page 40, above.

44

Executive Compensation

Fiscal 2018 Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information concerning outstanding unexercised options and unvested restricted stock unit awards held by the named executive officers as of September 29, 2018. Additional information regarding the amounts reported in each column follows the table.

		Option Awards				Stock Awards

		Number of Securities Underlying Unexercised Options						Equity Incentive Plan Awards
	Grant Date	Exercisable	Unexercisable	Option Exercise Price	Option Expiration Date	Number of Units That Have Not Vested	Market Value of Units That Have Not Vested	Number of Unearned Units That Have Not Vested	Market Value of Unearned Units That Have Not Vested
	1/18/2012	732,079	—	$38.75	1/18/2022	—	—	—	—

	1/16/2013	685,550	—	51.29	1/16/2023	—	—	—	—

Robert A. Iger	12/19/2013	435,220	—	72.59	12/19/2023	—	—	—	—

	12/18/2014	279,309	93,103(A)	92.24	12/18/2024	—	—	—	—

	12/17/2015	135,665	135,666(B)	113.23	12/17/2025	—	—	65,896(C)	$7,705,836

	12/21/2016	80,423	241,271(D)	105.21	12/21/2026	—	—	120,959(E)	14,144,934

	12/13/2017	—	—	—	—	246,918(F)	$28,874,593	1,039,509(G)	121,560,202

	12/19/2017	—	295,237(H)	111.58	12/19/2027	—	—	112,015(I)	13,098,994

	1/18/2012	94,462	—	$38.75	1/18/2022	—	—	—	—

	1/16/2013	84,095	—	51.29	1/16/2023	—	—	—	—

Alan N. Braverman	12/19/2013	62,627	—	72.59	12/19/2023	—	—	—	—

	12/18/2014	39,807	13,270(A)	92.24	12/18/2024	—	—	2,597(J)	303,672

	12/17/2015	20,090	20,091(B)	113.23	12/17/2025	—	—	11,338(K)	1,325,813

	12/21/2016	12,134	36,402(D)	105.21	12/21/2026	—	—	19,505(L)	2,280,892

	12/19/2017	—	57,113(H)	111.58	12/19/2027	—	—	25,751(M)	3,011,358

	1/13/2010	39,617	—	$31.12	1/13/2020	—	—	—	—

	1/26/2011	34,139	—	39.65	1/26/2021	—	—	—	—

Christine M. McCarthy	1/18/2012	45,342	—	38.75	1/18/2022	—	—	—	—

	1/16/2013	42,533	—	51.29	1/16/2023	—	—	—	—

	12/19/2013	30,687	—	72.59	12/19/2023	—	—	—	—

	12/18/2014	21,629	7,210(A)	92.24	12/18/2024	—	—	1,411(J)	165,052

	12/17/2015	20,861	20,861(B)	113.23	12/17/2025	—	—	11,772(K)	1,376,594

	12/21/2016	12,599	37,797(D)	105.21	12/21/2026	—	—	20,252(L)	2,368,266

	12/19/2017	—	64,252(H)	111.58	12/19/2027	—	—	28,970(M)	3,387,756

	12/18/2014	—	9,731(A)	$92.24	12/18/2024	—	—	1,904(J)	222,701

M. Jayne Parker	12/17/2015	14,121	14,122(B)	113.23	12/17/2025	—	—	7,969(K)	931,864

	12/21/2016	8,528	25,587(D)	105.21	12/21/2026	—	—	13,711(L)	1,603,332

	12/19/2017	—	46,405(H)	111.58	12/19/2027	—	—	20,923(M)	2,446,762

	1/26/2011	13,000	—	$39.65	1/26/2021	—	—	—	—

	1/18/2012	24,561	—	38.75	1/18/2022	—	—	—	—

Zenia B. Mucha	1/16/2013	51,751	—	51.29	1/16/2023	—	—	—	—

	12/19/2013	35,906	—	72.59	12/19/2023	—	—	—	—

	12/18/2014	25,476	8,493(A)	92.24	12/18/2024	1,585(J)	185,384	—	—

	12/17/2015	12,998	12,998(B)	113.23	12/17/2025	2,670(N)	312,185	4,535(C)	530,366

	12/21/2016	8,199	24,598(D)	105.21	12/21/2026	4,421(O)	516,974	8,544(Q)	999,080

	12/19/2017	—	30,199(H)	111.58	12/19/2027	5,729(P)	669,976	7,888(R)	922,439

	1/18/2012	14,264	—	$38.75	1/18/2022	—	—	—	—

	1/16/2013	29,110	—	51.29	1/16/2023	—	—	—	—

Kevin A. Mayer	12/19/2013	41,751	—	72.59	12/19/2023	—	—	—	—

	12/18/2014	29,192	9,731(A)	92.24	12/18/2024	—	—	1,904(J)	222,701

	12/17/2015	20,861	20,861(B)	113.23	12/17/2025	—	—	11,772(K)	1,376,594

	12/21/2016	12,599	37,797(D)	105.21	12/21/2026	—	—	20,252(L)	2,368,266

	12/19/2017	—	64,252(H)	111.58	12/19/2027	—	—	28,970(M)	3,387,756

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The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 45

Number of Securities Underlying Unexercised Options: Exercisable and Unexercisable.    These columns set forth, for each named executive officer and for each grant made to the officer, the number of shares of the Company's common stock that can be acquired upon exercise of outstanding options. The vesting schedule for each option with unexercisable shares is shown under "Vesting Schedule." The vesting of options held by the named executive officers may be accelerated in the circumstances described under "Potential Payments and Rights on Termination or Change in Control," below.

Number; Market Value of Units of Stock That Have Not Vested.    These columns report the number and market value, respectively, of shares underlying each grant of restricted stock units to each officer that is not subject to performance vesting conditions nor the test to assure eligibility for deduction pursuant to Section 162(m). The number of shares includes dividend equivalent units that have accrued for dividends payable through September 29, 2018. The market value is equal to the number of shares underlying the units times the closing market price of the Company's common stock on Friday, September 28, 2018, the last trading day of the Company's fiscal year. The vesting schedule for each grant is shown below, with grants identified by the letter following the number of shares underlying the grant. Vesting of restricted stock units held by named executive officers may be accelerated in the circumstances described under "Payments and Rights on Termination," below.

Number; Market Value of Unearned Units That Have Not Vested.    These columns set forth the maximum number and market value, respectively, of shares of the Company's common stock underlying each restricted stock unit award held by each named executive officer that is subject to performance-based vesting conditions and/or the test to assure eligibility for deduction pursuant to Section 162(m), except that the number of units and market value for units granted December 17, 2015 are the actual amount that vested based on the satisfaction of the related performance test on November 17, 2018 (excluding dividend equivalent units accruing after September 29, 2018). The number of shares includes dividend equivalent units that have accrued for dividends payable through September 29, 2018. The market value is equal to the number of shares underlying the units multiplied by the closing market price of the Company's common stock on Friday, September 28, 2018, the last trading day of the Company's fiscal year. The vesting schedule and performance tests and/or the test to assure eligibility under Section 162(m) are shown in "Vesting Schedule," below.

Vesting Schedule.    The options reported above that are not yet exercisable and restricted stock unit awards that have not yet vested are scheduled to become exercisable and vest as set forth below.

          (A)   Options granted December 18, 2014. The remaining unexercisable options became exercisable on December 18, 2018.

          (B)   Options granted December 17, 2015. One-half of the remaining unexercisable options became exercisable on December 17, 2018 and one-half are scheduled to become exercisable on December 17, 2019.

          (C)   Restricted stock units granted December 17, 2015. The number of units shown reflects the amount that vested on December 17, 2018 based on the level at which a total shareholder return and an EPS growth test were satisfied.

          (D)   Options granted December 21, 2016. One-third of the remaining unexercisable options became exercisable on December 21, 2018 and one-third are scheduled to become exercisable on each of December 21, 2019 and 2020.

          (E)    Restricted stock units granted December 21, 2016. The units are scheduled to vest on December 21, 2019 subject to determination that the test to assure eligibility under Section 162(m) was satisfied and also subject to satisfaction of a total shareholder return and EPS growth test, with the number of units vesting depending on the level at which the tests are satisfied. The amount shown is the maximum number of units that could vest.

          (F)    Restricted stock units granted December 13, 2017. One-fourth of the remaining units vested on December 31, 2018 and one-fourth are scheduled to vest on each of December 31, 2019, 2020 and 2021.

          (G)  Restricted stock units granted December 13, 2017. The units are scheduled to vest on December 31, 2021 if the 21CF Acquisition has closed and subject to satisfaction of a total shareholder return test, with the number of units vesting depending on the level at which the tests are satisfied. The amount shown is the maximum number of units that could have vested under the terms of the award as of the end of the fiscal year. As described more fully under "2018 Compensation Decisions" above, after the end of the fiscal year, the Board and Mr. Iger agreed to modifications to the performance conditions of this award. These modifications increased the rigor of the performance condition for vesting of this award and increased the number of target units under the award to 937,599 units in order to maintain the initial negotiated value of the award with the addition of more challenging

46

Executive Compensation

  performance criteria that reduced the likelihood of earning the units. As a result of these revisions, the maximum number of units that could vest is now 1,171,999.

          (H)   Options granted December 19, 2017. One-fourth of the remaining unexercisable options became exercisable on December 19, 2018 and one-fourth are scheduled to become exercisable on each of December 19, 2019, 2020 and 2021.

          (I)     Restricted stock units granted December 19, 2017. The units are scheduled to vest on December 19, 2020 subject to determination that the test to assure eligibility under Section 162(m) was satisfied and also subject to satisfaction of a total shareholder return and EPS growth test, with the number of units vesting depending on the level at which the tests are satisfied. The amount shown is the maximum number of units that could vest.

          (J)    Restricted stock units granted December 18, 2014. The units vested on December 18, 2018.

          (K)   Restricted stock units granted December 17, 2015 subject to performance tests. Approximately 62% of the remaining units vested on December 17, 2018 based on the level at which a total shareholder return and an EPS growth test were satisfied and 19% of the units vested on December 17, 2018 without regard to those tests. The remaining units vest on December 17, 2019, subject to determination that the test to assure eligibility under Section 162(m) was satisfied.

          (L)    Restricted stock units granted December 21, 2016 subject to performance tests. Approximately 12% of the units vested on December 21, 2018 and 12% of the remaining units vest on each of December 21, 2019 and 2020, in each case subject to determination that the test to assure eligibility under Section 162(m) was satisfied. 65% of the remaining units vest December 21, 2019 subject to determination that the test to assure eligibility under Section 162(m) was satisfied and also subject to satisfaction of a total shareholder return and earnings per share test, with the number of units vesting depending on the level at which the tests were satisfied. The amount shown is the maximum number of units that could vest.

        (M)  Restricted stock units granted December 19, 2017 subject to performance tests. 11% of the units vested on December 19, 2018 and 11% of the remaining units vest on each of December 19, 2019, 2020 and 2021, in each case subject to determination that the test to assure eligibility under Section 162(m) was satisfied. 58% of the remaining units vest December 19, 2020 subject to determination that the test to assure eligibility under Section 162(m) was satisfied and also subject to satisfaction of a total shareholder return and earnings per share test, with the number of units vesting depending on the level at which the tests were satisfied. The amount shown is the maximum number of units that could vest.

        (N)  Restricted stock units granted December 17, 2015. One-half of the remaining units vested on December 17, 2018. The remaining units vest on December 17, 2019.

        (O)  Restricted stock units granted December 21, 2016. One-third of the remaining units vested on December 21, 2018 and one-third are scheduled to vest on each of December 21, 2019 and December 21, 2020.

        (P)    Restricted stock units granted December 19, 2017. One-fourth of the remaining units vested on December 19, 2018 and one-fourth are scheduled to vest on each of December 19, 2019, 2020 and 2021.

        (Q)  Restricted stock units granted December 21, 2016. The units are scheduled to vest on December 21, 2019 subject to satisfaction of a total shareholder return and EPS growth test, with the number of units vesting depending on the level at which the tests were satisfied. The amount shown is the maximum number of units that could vest.

        (R)    Restricted stock units granted December 19, 2017. The units are scheduled to vest on December 19, 2020 subject to satisfaction of a total shareholder return and EPS growth test, with the number of units vesting depending on the level at which the tests were satisfied. The amount shown is the maximum number of units that could vest.

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The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 47

Fiscal 2018 Option Exercises and Stock Vested Table

The following table provides information concerning the exercise of options and vesting of restricted stock unit awards held by the named executive officers during fiscal 2018.

	Option Awards		Stock Awards

	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Robert A. Iger	437,679	$32,980,207	99,540	$11,062,955

Alan N. Braverman	130,652	9,167,411	20,871	2,319,147

Christine M. McCarthy	—	—	13,327	1,479,928

M. Jayne Parker	100,258	5,662,980	14,951	1,661,276

Zenia B. Mucha	—	—	13,217	1,941,551

Kevin A. Mayer	—	—	16,418	1,823,652

The value realized on the exercise of options is equal to the amount per share at which the named executive officer sold shares acquired on exercise (all of which occurred on the date of exercise) minus the exercise price of the option times the number of shares acquired on exercise of the options. The value realized on the vesting of stock awards is equal to the closing market price of the Company's common stock on the date of vesting times the number of shares acquired upon vesting. The number of shares and value realized on vesting includes shares that were withheld at the time of vesting to satisfy tax withholding requirements.

Equity Compensation Plans

The following table summarizes information, as of September 29, 2018, relating to equity compensation plans of the Company pursuant to which grants of options, restricted stock, restricted stock units or other rights to acquire shares of the Company's common stock may be granted from time to time.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders[1]	33,334,808	[2,3]	$84.14	[4]	54,749,126	[3,5]

Equity compensation plans not approved by security holders	—		—		—

Total	33,334,808	[2,3]	$84.14	[4]	54,749,126	[3,5]

1
These plans are the Company's 2011 Stock Incentive Plan and The Walt Disney Company/Pixar 2004 Equity Incentive Plan (the Disney/Pixar Plan was assumed by the Company in connection with the acquisition of Pixar).
2
Includes an aggregate of 9,592,344 restricted stock units and performance-based restricted stock units. Includes an aggregate of 103,328 restricted stock units granted under a plan assumed by the Company in connection with the acquisition of Pixar, which was approved by the shareholders of Pixar prior to the Company's acquisition.
3
Assumes shares issued upon vesting of performance-based units vest at 100% of target number of units. Actual number of shares issued on vesting of performance units could be zero to 150% of the target number of units.
4
Weighted average exercise price of outstanding options; excludes restricted stock units and performance-based restricted stock units.
5
Includes 419,503 securities available for future issuance under a plan assumed by the Company in connection with the acquisition of Pixar, which was approved by the shareholders of Pixar prior to the Company's acquisition. Assumes all awards are made in the form of options. Each award of one restricted stock unit under the 2011 Stock Incentive Plan reduces the number of shares available under the plan by two, so the number of securities available for issuance will be smaller to the extent awards are made as restricted stock units.
48

Executive Compensation

Pension Benefits

The Company maintains a tax-qualified, noncontributory retirement plan, called the Disney Salaried Pension Plan D, for salaried employees who commenced employment before January 1, 2012. Benefits are based on a percentage of total average monthly compensation multiplied by years of credited service. For service years after 2012, average monthly compensation includes overtime, commission and regular bonus and is calculated based on the highest five consecutive years of compensation during the ten-year period prior to termination of employment or retirement, whichever is earlier. For service years prior to 2012, average monthly compensation considers only base salary, benefits were based on a somewhat higher percentage of average monthly compensation, and benefits included a flat dollar amount based solely on years and hours of service. Retirement benefits are non-forfeitable after three years of vesting service (five years of vesting service prior to 2012) or at age 65 after one year of service. Actuarially reduced benefits are paid to participants whose benefits are non-forfeitable and who retire before age 65 but on or after age 55.

In calendar year 2018, the maximum compensation limit under a tax-qualified plan was $275,000 and the maximum annual benefit that may be accrued under a tax-qualified defined benefit plan was $220,000. To provide additional retirement benefits for key salaried employees, the Company maintains a supplemental nonqualified, unfunded plan, the Amended and Restated Key Plan, which provides retirement benefits in excess of the compensation limitations and maximum benefit accruals under tax-qualified plans. Under this plan, benefits are calculated in the same manner as under the Disney Salaried Pension Plan D, including the differences in benefit determination for years before and after January 1, 2012, described above, except as follows:

  •
  starting on January 1, 2017, average annual compensation used for calculating benefits under the plans for any participant was capped at the greater of $1,000,000 and the participant's average annual compensation determined as of January 1, 2017;
  •
  benefits for persons who were named executive officers on January 1, 2012 are limited to the amount the executive officer would have received had the plan in effect prior to its January 1, 2012 amendment continued without change; and
  •
  deferred amounts of base salary for years prior to 2006 and equity compensation paid in lieu of bonus are recognized for purposes of determining applicable retirement benefits.

Company employees (including three of the named executive officers) who transferred to the Company from ABC, Inc. after the Company's acquisition of ABC are also eligible to receive benefits under the Disney Salaried Pension Plan A (formerly known as the ABC, Inc. Retirement Plan) and a Benefits Equalization Plan which, like the Amended and Restated Key Plan, provides eligible participants retirement benefits in excess of the compensation limits and maximum benefit accruals that apply to tax-qualified plans. Mr. Iger, Mr. Braverman and Ms. Mucha received credited years of service under those plans for the years prior to the Company's acquisitions of ABC, Inc. A term of the 1995 purchase agreement between ABC, Inc. and the Company provides that employees transferring employment to coverage under a Disney pension plan will receive an additional benefit under Disney plans equal to (a) the amount the employee would receive under the Disney pension plans if all of his or her ABC service were counted under the Disney pension less (b) the combined benefits he or she receives under the ABC plan (for service prior to the transfer) and the Disney plan (for service after the transfer). Mr. Iger, Mr. Braverman and Ms. Mucha transferred from ABC, and each receives a pension benefit under the Disney plans to bring his or her total benefit up to the amount he or she would have received if all his or her years of service had been credited under the Disney plans. (The effect of these benefits is reflected in the present value of benefits under the Disney plans in the table below.)

As of the end of fiscal 2018, Ms. McCarthy, Ms. Parker, Ms. Mucha and Mr. Mayer were eligible for early retirement and Mr. Iger and Mr. Braverman were eligible for retirement. The early retirement reduction is 50% at age 55, decreasing to 0% at age 65.

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The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 49

Fiscal 2018 Pension Benefits Table

The following table sets forth the present value of the accumulated pension benefits that each named executive officer is eligible to receive under each of the plans described above.

Name	Plan Name	Number of Years of Credited Service at Fiscal Year End		Present Value of Accumulated Benefit at Fiscal Year End
	Disney Salaried Pension Plan D	19		$1,509,599
	Disney Amended and Restated Key Plan	19		13,120,952
Robert A. Iger	Disney Salaried Pension Plan A	25		881,122
	Benefit Equalization Plan of ABC, Inc.	25		6,956,457

			Total	$22,468,130

	Disney Salaried Pension Plan D	16		$1,185,548
	Disney Amended and Restated Key Plan	16		4,687,110
Alan N. Braverman	Disney Salaried Pension Plan A	9		231,434
	Benefit Equalization Plan of ABC, Inc.	9		1,290,304

			Total	$7,394,396

	Disney Salaried Pension Plan D	19		$1,272,598
Christine M. McCarthy	Disney Amended and Restated Key Plan	19		3,468,343

			Total	$4,740,941

	Disney Salaried Pension Plan D	30		$1,588,159
M. Jayne Parker	Disney Amended and Restated Key Plan	30		3,344,052

			Total	$4,932,211

	Disney Salaried Pension Plan D	17		$1,121,172
	Disney Amended and Restated Key Plan	17		2,724,557
Zenia B. Mucha	Disney Salaried Pension Plan A	1		43,253
	Benefit Equalization Plan of ABC, Inc.	1		67,124

			Total	$3,956,106

	Disney Salaried Pension Plan D	21		$1,008,795
Kevin A. Mayer	Disney Amended and Restated Key Plan	21		2,764,699

			Total	$3,773,494

These present values assume that each named executive retires at age 65 (or their age on September 29, 2018, if older) for purposes of the Disney Salaried Pension Plan D and the Amended and Restated Key Plan and age 62 (or their age on September 29, 2018, if older) for purposes of the Disney Salaried Pension Plan A, and the Amended and Restated Benefit Equalization Plan of ABC, Inc. Age 65 is the normal retirement age under each of the plans and is also the age at which unreduced benefits are payable, except the earliest age at which unreduced benefits are payable under the ABC plans is age 62 for service years prior to 2012. The values also assume a straight life-annuity payment for an unmarried participant. Participants may elect other actuarially reduced forms of payment, such as joint and survivor benefits and payment of benefits for a period certain irrespective of the death of the participant. The present values were calculated using the 4.31% discount rate assumption set forth in footnote 10 to the Company's Audited Financial Statements for fiscal 2018 and using actuarial factors including RP2014 annuitant mortality table, projected back to 2006 using the MP-2014 projection scale, and generationally with a modified version of the MP-2016 scale for males and females. The present values reported in the table are not available as lump sum payment under the plans.

Fiscal 2018 Nonqualified Deferred Compensation Table

Under the Company's Non-Qualified Deferred Compensation Plan, U.S.-based executives at the level of Senior Vice President or above may defer a portion of their compensation and applicable taxes with an opportunity to earn a tax-deferred return on the deferred amounts. The plan gives eligible executives the opportunity to defer up to 50% of their base salary and up to 100% of their annual performance-based bonus award until retirement or termination of employment or, at the executive's election, until an earlier date at least five years following the date the compensation is earned. The Company also has the option to make a contribution into an executive's deferred compensation account on terms and subject to any conditions (such as vesting conditions) the Company chooses. Amounts in an executive's deferred account earn a return based on the executive's election among a series of mutual funds designated by the Company, which are generally the same funds available under the Company's qualified deferred compensation plans. Returns on the funds available for the deferred account ranged from –1.2% to 25.9% for the year ended September 29, 2018.

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Executive Compensation

The deferred amounts and any deemed earnings on the amounts are not actual investments and are obligations of the Company. Ms. McCarthy and Ms. Parker participated in this plan in fiscal 2018, and their contributions and aggregate earnings during the fiscal year and aggregate balance at the end of the fiscal year are reflected in the table below. Their contributions represent deferred salary (in the case of Ms. McCarthy) in the amount of $766,442 and bonus (in the cases of Ms. McCarthy and Ms. Parker) in the amounts of $5,116,217 and $2,006,481, respectively, and all are included in the amounts reported for salary and bonus in the Summary Compensation Table for each of them. Ms. Mucha earned a return on amounts contributed in prior fiscal years, but did not make a contribution in fiscal 2018.

In addition, from 2000 through 2005, $500,000 per year of Mr. Iger's annual base salary was deferred. The following table sets forth the earnings on the deferred amount in fiscal 2018 and the aggregate balance of Mr. Iger's deferral account, including accumulated earnings, as of September 29, 2018. Mr. Iger's employment agreement provides that the deferred compensation will be paid, together with interest at the applicable federal rate for mid-term treasuries, reset annually, no later than 30 days after he is no longer subject to the provisions of Section 162(m) of the Internal Revenue Code (or at such later date as is necessary to avoid the imposition of an additional tax on Mr. Iger under Section 409A of the Internal Revenue Code). The interest rate is adjusted annually in March and the weighted average interest rate for fiscal 2018 was 2.353%. There were no additions during the fiscal year to the deferred amount by either the Company or Mr. Iger other than these earnings and no withdrawals during the fiscal year.

	Executive Contributions in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year	Aggregate Balance at Last Fiscal Year End
Robert A. Iger	—	$98,611	$4,288,899

Christine M. McCarthy	$5,882,659	2,329,306	18,160,986

M. Jayne Parker	2,006,481	(69,761)	5,104,269

Zenia B. Mucha	—	239,576	3,706,595

Contributions by Ms. McCarthy and Ms. Parker include deferral of non-equity incentive plan awards earned with respect to fiscal 2018 but awarded after the end of the fiscal year. Because these deferrals did not occur until after the end of the fiscal year, no earnings on these amounts are included in the column for Aggregate Earnings in Last Fiscal Year and these amounts are not included in the Aggregate Balance at Last Fiscal Year End.

Because the earnings accrued under these programs were not "above market" or preferential, these amounts are not reported in the Fiscal 2018 Summary Compensation Table. A portion of the aggregate balances at last fiscal year end were however included in the Summary Compensation Table since fiscal year 2016, as follows:

		Amount Included in Summary Compensation Table
	Fiscal Year	Salary	Non-Equity Incentive Plan	Total
Robert A. Iger	2018	—	—	—
	2017	—	—	—
	2016	—	—	—

Christine M. McCarthy	2018	$766,442	—	$766,442
	2017	$659,615	$3,324,826	$3,984,441
	2016	$643,365	$4,308,280	$4,951,645

M. Jayne Parker	2018	—	—	—
	2017	—	$1,513,037	$1,513,037
	2016	—	$1,729,984	$1,729,984

Zenia B. Mucha	2018	—	—	—

Potential Payments and Rights on Termination or Change in Control

Our named executive officers may receive compensation in connection with termination of their employment. This compensation is payable pursuant to (a) the terms of compensation plans applicable by their terms to all participating employees and (b) the terms of employment agreements with each of our named executive officers.

The termination provisions serve a variety of purposes including: providing the benefits of equity incentive plans to the executive and his or her family in case of death or disability; defining when the executive may be terminated with cause and receive no further compensation; and clearly defining rights in the event of a termination in other circumstances. The availability, nature and amount of compensation on termination differ depending on whether employment terminates because of:

  •
  death or disability;
  •
  the Company's termination of the executive pursuant to the Company's termination right or the executive's decision to terminate because of action the Company takes or fails to take;
  •
  the Company's termination of the executive for cause; or
  •
  expiration of an employment agreement, retirement or other voluntary termination.

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The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 51

The compensation that each of our named executive officers may receive under each of these termination circumstances is described below.

It is important to note that the amounts of compensation set forth in the tables below are based on the specific assumptions noted and do not predict the actual compensation that our named executive officers would receive. Actual compensation received would be a function of a number of factors that are unknowable at this time, including: the date of the executive's termination of employment; the executive's base salary at the time of termination; the executive's age and service with the Company at the time of termination; and, because many elements of the compensation are performance-based pursuant to the Company's compensation philosophy described in Compensation Discussion and Analysis, above, the future performance of the Company.

Moreover, the option and restricted stock unit acceleration amounts in case of a termination without cause or by the executive for good reason assume that these awards immediately accelerate, which is not the case in the absence of a change in control. Rather, options and units continue to vest over time and in most cases are subject to the same performance measures that apply if there had been no termination. (The performance measures do not apply to vesting of restricted stock unit awards when termination is due to death or disability, and the test to assure deductibility under Section 162(m) does not apply if it is not necessary to preserve deductibility.)

In addition, although the descriptions and amounts below are based on existing agreements, in connection with a particular termination of employment the Company and the named executive officer may mutually agree on severance terms that vary from those provided in his or her pre-existing agreement.

In each of the circumstances described below, our named executive officers are eligible to receive earned, unpaid salary through the date of termination and benefits that are unconditionally accrued as of the date of termination pursuant to policies applicable to all employees. This includes the deferred compensation and earnings on these deferred amounts as described under "Deferred Compensation," above. This earned compensation is not described or quantified below because these amounts represent earned, vested benefits that are not contingent on the termination of employment, but we do describe and quantify benefits that continue beyond the date of termination that are in addition to those provided for in the applicable benefit plans. The executive's accrued benefits include the pension benefits described under "Pension Benefits," above, which become payable to all participants who have reached retirement age. Because they have reached early retirement or retirement age under the plans, each executive officer would have been eligible to receive these benefits if their employment had terminated at the end of fiscal 2018. Because the pension benefits do not differ from those described above under "Pension Benefits" except in ways that are equally applicable to all salaried employees, the nature and amount of their pension benefits are not described or quantified below.

Death and Disability

The employment agreement of each named executive officer provides for payment of any unpaid bonus for any fiscal year that had been completed at the time of the executive's death or termination of employment due to disability. The amount of the bonus will be determined by the Compensation Committee using the same criteria used for determining a bonus as if the executive remained employed.

In addition to the compensation and rights in employment agreements, the 2011 Stock Incentive Plan and award agreements thereunder provide that all options awarded to a participant (including the named executive officers) become fully exercisable upon the death or disability of the participant and remain exercisable for 18 months in the case of death and 12 months (or 18 months in the case of participants who are eligible for immediate retirement benefits or 36 to 60 months, depending on the original grant date, in the case of participants who would be over 60 years of age and have more than 10 years of service and options have been outstanding for one year) in the case of disability, and if the performance measurement has not been made at the time of disability, all restricted stock units awarded to the participant under the 2011 Stock Incentive Plan will, to the extent the units had not previously been forfeited, fully vest and become payable upon the death or disability of the participant. If a performance measurement has been made at the time of death or disability with respect to restricted stock units, the restricted stock units will vest and accelerate based on the performance measurement.

The following table sets forth the value of the estimated payments and benefits each of our named executive officers would have received under our compensation plans and their employment agreements if their employment had terminated at the close of business on the last day of fiscal 2018 as a result of death or disability. The value of option acceleration is equal to the difference between the $116.94 closing market price of shares of the Company's common stock on September 28, 2018 (the last trading day in fiscal 2018) and the weighted average exercise price of options with an exercise price less than the market price times the number of shares subject to such options that would accelerate as a result of termination. The value of restricted stock unit acceleration is equal to the $116.94 closing market price of shares of the Company's common stock on September 28, 2018 multiplied by the number of units that would accelerate as a result of

52

Executive Compensation

termination, which, for performance-based units, is equal to the target number of units.

	Cash Payment[1]	Option Acceleration	Restricted Stock Unit Acceleration
Robert A. Iger	$18,000,000	$7,216,010	$56,094,377	[2]

Alan N. Braverman	4,750,000	1,135,494	5,991,215

Christine M. McCarthy	5,300,000	1,043,267	6,281,089

M. Jayne Parker	2,100,000	841,663	4,486,874

Zenia B. Mucha	2,000,000	708,443	3,588,904

Kevin A. Mayer	5,300,000	1,105,548	6,338,739

1
This amount is equal to the bonus awarded to the named executive officers with respect to fiscal 2018 and set forth in the "Non-Equity Incentive Plan Compensation" column of the Fiscal 2018 Summary Compensation Table.
2
In addition to the amount above that would, subject to satisfaction of performance tests where applicable, vest on the specified termination event, performance-based units with a year-end value of $81,040,135 (based on the target number of units) would vest upon satisfaction of the performance test if and when the 21CF Acquisition is completed, assuming it is completed prior to December 31, 2021. As described more fully under "2018 Compensation Decisions" above, after the end of the fiscal year, the Board and Mr. Iger agreed to modifications to the performance conditions of this award. These modifications increased the rigor of the performance condition for vesting of this award and increased the number of target units under the award to 937,599 units in order to maintain the initial negotiated value of the award with the addition of more challenging performance criteria that reduced the likelihood of earning the units.

Termination Pursuant to Company Termination Right Other than for Cause or by Executive for Good Reason

The employment agreement of each named executive officer provides that he or she will receive a bonus for any fiscal year that had been completed at the time of his or her termination of employment if his or her employment is terminated by the Company pursuant to the Company's termination right other than for cause (as described below) or by the named executive officer with good reason (as described below). The amount of the bonus will be determined by the Compensation Committee using the same criteria used for determining a bonus if the executive remained employed.

In addition, each named executive officer's employment agreement provides that he or she will receive the following compensation and rights conditioned on his or her executing a mutual release of liability and (except in the case of Mr. Iger) agreeing to provide the Company with consulting services for a period of six months after his or her termination (or, if less, for the remaining term of his or her employment agreement):

  •
  A lump sum payment to be made six months and one day after termination equal to the base salary the named executive officer would have earned had he or she remained employed during the term of his or her consulting agreement or, in the case of Mr. Iger, equal to the base salary he would have earned had he remained employed until the scheduled expiration date of his employment set forth in the employment agreement.

  •
  In the case of the named executive officers other than Mr. Iger, if the consulting agreement was not terminated as a result of his or her material breach of the consulting agreement, a further lump sum payment to be made six months and one day after termination of employment equal to the base salary the named executive officer would have earned had he or she remained employed after the termination of his or her consulting agreement and until the scheduled expiration date of his or her employment set forth in the employment agreement.
  •
  A bonus for the year in which he or she is terminated equal to a pro-rata portion of a target bonus amount determined in accordance with his or her employment agreement.
  •
  All options that had vested as of the termination date or were scheduled to vest no later than three months after the original contract termination date will remain or become exercisable as though the named executive officer were employed until that date. The options will remain exercisable until the earlier of (a) the scheduled expiration date of the options and (b) three months after the scheduled expiration date of his or her employment as set forth in the employment agreement. In addition, as is true for all employees, options awarded at least one year before termination will continue to vest and will remain exercisable until the earlier of the expiration date of the option and five years after the termination date if the officer would be over 60 years of age and have more than 10 years of service as of that date. Pursuant to employment agreements with each of the named executive officers, the termination date for these purposes will be deemed to be the contract termination date set forth in the employment agreement. For any employee that is eligible for immediate retirement benefits, options awarded within, but less than, one year of termination will vest to the extent they are scheduled to vest within three months of termination and will remain exercisable for 18 months following termination. In addition, any options granted to Mr. Iger less than one year prior to the date of termination will continue to vest and remain exercisable until the expiration date of the option.
  •
  All restricted stock units that were scheduled to vest prior to the contract termination date set forth in the employment agreement will vest as though the named executive officer were employed until that date to the extent applicable performance tests are met (but any test to assure deductibility of

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The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 53

    compensation under Section 162(m) will be waived for any units scheduled to vest after the fiscal year in which the termination of employment occurs unless application of the test is necessary to preserve deductibility). As is true for all employees, restricted stock units awarded at least one year before termination will continue to vest through the end of the vesting schedule to the extent applicable performance criteria are met if the officer would be over 60 years of age and have more than 10 years of service as of the termination date. Pursuant to employment agreements with each of the named executive officers, the termination date for these purposes will be deemed to be the contract termination date set forth in the employment agreement. Any restricted stock units awarded to Mr. Iger less than one year prior to the date of termination will continue to vest according to their original terms to the extent applicable performance criteria are met.

The employment agreements provide that the Company has the right to terminate the named executive officer's employment subject to payment of the foregoing compensation in its sole, absolute and unfettered discretion for any reason or no reason whatsoever. A termination for cause does not constitute an exercise of this right and would be subject to the compensation provisions described below under "Termination for Cause."

The employment agreements provide that a named executive officer can terminate his or her employment "for good reason" following notice to the Company within three months of his or her having actual notice of the occurrence of any of the following events (except that the Company will have 30 days after receipt of the notice to cure the conduct specified in the notice):

          (i)     a reduction in the named executive officer's base salary, annual target bonus opportunity or (where applicable) annual target long-term incentive award opportunity;

          (ii)    the removal of the named executive officer from his or her position (including in the case of Mr. Iger, the failure to elect or reelect him as a member of the Board of Directors or his removal from the position of Chairman);

          (iii)   a material reduction in his or her duties and responsibilities;

          (iv)   the assignment to him or her of duties that are materially inconsistent with his or her position or duties or that materially impair his or her ability to function in his or her office;

          (v)    relocation of his or her principal office to a location that is more than 50 miles outside of the greater Los Angeles area and, in the case of Mr. Iger, that is also more than 50 miles from Manhattan; or

          (vi)   a material breach of any material provision of his or her employment agreement by the Company.

A named executive officer (or any employee holding equity awards) can also terminate "for good reason" after a change in control (as defined in the 2011 Stock Incentive Plan) if, within 12 months following the change in control, a "triggering event" occurs, and in that case the 2011 Stock Incentive Plan provides that any outstanding options, restricted stock units, performance-based restricted stock units or other plan awards will generally become fully vested and, in certain cases, paid to the plan participant. A triggering event is defined to include: (a) a termination of employment by the Company other than for death, disability or "cause;" or (b) a termination of employment by the participant following a reduction in position, pay or other "constructive termination." Under the 2011 Stock Incentive Plan "cause" has the same meaning as in the named executive officer's employment agreement, as defined below under "Termination for Cause". Any such payments that become subject to the excess parachute tax rules may be reduced in certain circumstances.

Mr. Iger's employment agreement also provides that if his employment is terminated by the Company under its termination rights or by Mr. Iger for good reason prior to July 2, 2019, he will (1) receive a payment in cash of $5,000,000, (2) receive security services that are substantially comparable to those provided for his benefit on the date of termination (excluding personal use of any Company provided or leased aircraft) for five years, and (3) be retained as a consultant for five years following his termination as provided in his employment agreement receiving compensation of $500,000 per quarter for the five-year period. The following table reflects the $5,000,000 cash payment but does not include the costs of security services (which was approximately $800,000 in fiscal 2018) or compensation for consulting, as they would not be payable at the time of termination.

Each named executive officer's employment agreement specifies that any compensation resulting from subsequent employment will not be offset against amounts described above.

The following table provides a quantification of benefits (as calculated in the following paragraph) each of our named executive officers would have received if their employment had been terminated at the end of fiscal 2018 (under their employment agreements as in effect at that time) by the Company pursuant to its termination right or by the executive with good reason.

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Executive Compensation

The "option valuation" amount is (a) the difference between the $116.94 closing market price of shares of the Company's common stock on September 28, 2018 and the weighted average exercise price of options with an exercise price less than the market price times (b) the number of options with in-the-money exercise prices that would become exercisable despite the termination. The "restricted stock unit valuation" amount is the $116.94 closing market price on September 28, 2018 times the target number of units that could vest. However, as described above, options do not become immediately exercisable and restricted stock units do not immediately vest (and would eventually vest only to the extent applicable performance conditions are met) absent a change in control. The actual value realized from the exercise of the options and the vesting of restricted stock units may therefore be more or less than the amount shown below depending on changes in the market price of the Company's common stock and the satisfaction of applicable performance tests.

	Cash Payment[1]	Option Valuation	Restricted Stock Unit Valuation
Robert A. Iger

No change in control	$32,807,692	$7,216,010	$56,094,377	[2]

Change in control	32,807,692	7,216,010	56,094,377

Alan N. Braverman

No change in control	5,971,362	1,135,494	5,991,215

Change in control	5,971,362	1,135,494	5,991,215

Christine M. McCarthy

No change in control	9,566,577	1,043,267	6,281,089

Change in control	9,566,577	1,043,267	6,281,089

M. Jayne Parker

No change in control	4,873,275	841,663	4,486,874

Change in control	4,873,275	841,663	4,486,874

Zenia B. Mucha

No change in control	2,331,422	708,443	3,588,904

Change in control	2,331,422	708,443	3,588,904

Kevin A. Mayer

No change in control	12,984,615	1,105,548	6,338,739

Change in control	12,984,615	1,105,548	6,338,739

1
This amount is equal to the bonus awarded to the named executive officers with respect to fiscal 2018 and set forth in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table, plus the lump sum payments based on salary through the end of the employment term as described above plus, in the case of Mr. Iger, the $5,000,000 payment he would receive as described above.
2
In addition to the amount above that would, subject to satisfaction of performance tests where applicable, vest on the specified termination event, performance-based units with a year-end value of $81,040,135 (based on the target number of units) would vest upon satisfaction of the performance test if and when the 21CF Acquisition is completed, assuming it is completed prior to December 31, 2021. As described more fully under "2018 Compensation Decisions" above, after the end of the fiscal year, the Board and Mr. Iger agreed to modifications to the performance conditions of this award. These modifications increased the rigor of the performance condition for vesting of this award and increased the number of target units under the award to 937,599 units in order to maintain the initial negotiated value of the award with the addition of more challenging performance criteria that reduced the likelihood of earning the units.

Termination for Cause

Each named executive officer's employment agreement provides that, if his or her employment is terminated by the Company for cause, he or she will only be eligible to receive the compensation earned and benefits vested through the date of termination, including any rights he or she may have under his or her indemnification agreement with the Company or the equity plans of the Company.

"Termination for Cause" is defined in Mr. Iger's employment agreement as termination by the Company due to (i) conviction of a felony or the entering of a plea of nolo contendere to a felony charge; (ii) gross neglect, willful malfeasance or willful gross misconduct in connection with his employment which has had a material adverse effect on the business of the Company, unless he reasonably believed in good faith that such act or non-act was in, or not opposed to, the best interests of the Company; (iii) his substantial and continual refusal to perform his duties, responsibilities or obligations under the agreement that continues after receipt of written notice identifying the duties, responsibilities or obligations not being performed; (iv) a violation that is not timely cured of any Company policy that is generally applicable to all employees or all officers of the Company that he knows or reasonably should know could reasonably be expected to result in a material adverse effect on the Company; (v) any failure (that is not timely cured) to cooperate, if requested by the Board, with any investigation or inquiry into his or the Company's business practices, whether internal or external; or (vi) any material breach that is not timely cured of covenants relating to non-competition during the term of employment and protection of the Company's confidential information.

"Termination for Cause" is defined in Mr. Braverman's, Ms. McCarthy's, Ms. Parker's, Ms. Mucha's and Mr. Mayer's, employment agreement as termination by the Company due to gross negligence, gross misconduct, willful nonfeasance or willful material breach of the agreement by the executive unless, if the Company determines that the conduct or cause is curable, such conduct or cause is timely cured by the executive.

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The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 55

Expiration of Employment Term; Retirement

Each of the named executive officers is eligible to receive earned, unpaid salary and unconditionally vested accrued benefits (including continued vesting of restricted stock units and vesting and exercisability of options awarded more than one year prior to retirement if they are over 60 years of age with over 15 years of service) if his or her employment terminates at the expiration of his or her employment agreement or he or she otherwise retires, but except as described below they are not contractually entitled to any additional compensation in this circumstance.

If the 21CF Acquisition is abandoned and Mr. Iger retires at July 2, 2019 (or, if later, 90 days after the 21CF Acquisition is abandoned), he would be entitled to receive (a) a bonus based on a target bonus award of $12 million, subject only to the satisfaction of any performance objectives applicable to assure that the bonus is deductible for federal income tax purposes as performance-based compensation and (b) an award of $5 million in cash for remaining employed through July 2, 2019. If the 21CF Acquisition is completed and Mr. Iger retires at December 31, 2021 (the expiration date of his employment agreement assuming completion of the transaction), he would be entitled to receive a bonus for the fiscal year beginning in calendar year 2021 on a pro-rated basis based on his actual employment in that fiscal year through December 31, 2021, subject to achievement of the applicable performance objectives for that fiscal year and without regard to the requirement for service through the date of payment. If Mr. Iger retires at or after July 2, 2019, restricted stock units and options awarded less than one year prior to the date of his retirement but before July 2, 2019 (other than the performance units awarded in December 2017) continue to vest and options remain exercisable according to their original terms. Units and options awarded after July 2, 2019 but less than one year prior to his retirement will continue to vest and remain exercisable if he retires at December 31, 2021.

Following the termination of his employment at the expiration date, to enable the Company to have access to Mr. Iger's unique skills, knowledge and experience with regard to the media and entertainment business, Mr. Iger would serve as a consultant to the Company for a period of five years. In this capacity, Mr. Iger would provide assistance, up to certain specified monthly and annual maximum time commitments, on such matters as his successor as Chief Executive Officer may request from time to time. In consideration of his consulting services, Mr. Iger will receive a quarterly fee of $500,000 for each of the quarters of this five-year period. For the five years following termination of employment, the Company would also provide Mr. Iger with the same security services (other than the personal use of a Company provided or leased aircraft) as it has made available to him as Chief Executive Officer.

If Mr. Iger's employment terminates prior to the expiration date other than due to his voluntary resignation or a termination by the Company for cause, the Company will be obligated to provide him the compensation described above, and Mr. Iger's consulting obligations to the Company will commence at the date of such termination.

Mr. Braverman, Ms. McCarthy, Ms. Parker, Ms. Mucha and Mr. Mayer's employment agreements each provide that the Chief Executive Officer will recommend to the Compensation Committee an annual cash bonus for the fiscal year in which their respective employment agreements end based on the executive's contributions during that fiscal year.

As in the case of a termination under the Company's termination right other than for cause or the executive's right to terminate for good reason, vested options and restricted stock units will remain exercisable for 18 months for executives eligible to receive retirement benefits, and options and restricted stock units outstanding for at least one year will continue to vest, and options will remain exercisable, for up to three or five years (depending on the original grant date) if the named executive officer was age 60 or greater and had at least ten years of service at the date of retirement. In addition, if Mr. Iger retires at December 31, 2021 if the 21CF Acquisition closes (or July 2, 2019, with respect to awards outstanding on that date, or with respect to any awards outstanding on a later date if he retires and the 21CF Acquisition has been abandoned), all options and restricted stock units awarded to him after June 30, 2016 will, subject to the satisfaction of applicable performance criteria, continue to vest and in the case of options remain exercisable following his retirement according to their original vesting schedule and expiration date.

Pay Ratio

In accordance with SEC rules, we are providing the ratio of the annual total compensation of our Chairman and Chief Executive Officer to the annual total compensation of the Company's median employee. The ratio is a reasonable estimate calculated in a manner consistent with SEC rules and the methodology described below.

56

Executive Compensation

To identify the median employee, we reviewed the annual base salary of the global workforce as of the last business day of the fiscal year, September 28, 2018. The median base salary reflects a workforce with large seasonal, part-time and international employees working in multiple, distinct operating segments.

Due to the population size, we identified a band of employees with a base salary that approximates the median base salary for the Company. Consistent with SEC guidance, we then selected the employee within the band whose annual total compensation did not have distortive compensation features (e.g., abnormal amounts of overtime, special premium pay or commissions/tips, etc.) and therefore best represented the median employee. Lastly, we calculated the employee's total annual compensation for fiscal year 2018 (which consisted of base salary, overtime pay, bonus and the Company's contribution to health insurance premiums).

The median Disney employee works in a full-time hourly role in Parks and has been with the Company for over four years. For fiscal year 2018, the median employee's total annual compensation was $46,127. Mr. Iger's total annual compensation, including the Company's contribution to health insurance premiums (which is not included in the Summary Compensation Table in this proxy statement), was $65,662,806, and the ratio of these amounts was 1,424:1. Mr. Iger's total compensation includes the time-vested restricted stock unit award made at the time of the extension of his employment agreement in December 2017 in connection with the 21CF Acquisition, with a grant date fair value of $26,340,682. Excluding the value of this award, Mr. Iger's total annual compensation was $39,322,124, and the ratio was 852:1.

The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 57

Audit-Related Matters

Audit Committee Report

The charter of the Audit Committee of the Board specifies that the purpose of the Committee is to assist the Board in its oversight of:

•
the integrity of the Company's financial statements;
•
the adequacy of the Company's system of internal controls;
•
the Company's compliance with legal and regulatory requirements;
•
the qualifications and independence of the Company's independent registered public accountants; and
•
the performance of the Company's independent registered public accountants and of the Company's internal audit function.

In carrying out these responsibilities, the Audit Committee, among other things:

•
monitors preparation of quarterly and annual financial reports by the Company's management;
•
supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation, retention and oversight; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent registered public accountants; and
•
oversees management's implementation and maintenance of effective systems of internal and disclosure controls, including review of the Company's policies relating to legal and regulatory compliance, ethics and conflicts of interests and review of the Company's internal auditing program.

The Committee met eight times during fiscal 2018. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee's meetings include, whenever appropriate, executive sessions in which the Committee meets separately with the Company's independent registered public accountants, the Company's internal auditors, the Company's chief financial officer and the Company's general counsel.

As part of its oversight of the Company's financial statements, the Committee reviews and discusses with both management and the Company's independent registered public accountants all annual and quarterly financial statements prior to their issuance and other financial disclosures as appropriate. During fiscal 2018, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and management reviewed significant accounting and disclosure issues with the Committee. These reviews included discussion with PricewaterhouseCoopers LLP, the Company's independent registered public accountants, of matters required to be discussed pursuant to applicable requirements of the Public Company Accounting Oversight Board, including the quality of the Company's accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Committee also discussed with PricewaterhouseCoopers LLP matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter from PricewaterhouseCoopers LLP to the Committee pursuant to applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants' communications with the Audit Committee concerning independence.

In addition, the Committee reviewed key initiatives and programs aimed at maintaining the effectiveness of the Company's internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company's internal auditing program, reviewing internal audit department staffing levels and steps taken to maintain the effectiveness of internal procedures and controls.

Taking all of these reviews and discussions into account, the undersigned Committee members recommended to the Board that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended September 29, 2018, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Safra A. Catz
John S. Chen (Chair)
Francis A. deSouza
Aylwin B. Lewis

58

Audit-Related Matters

Policy for Approval of Audit and Permitted Non-audit Services

All audit, audit-related, tax and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by PricewaterhouseCoopers LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee's Outside Auditor Independence Policy provides for pre-approval of specifically described audit, audit-related, tax and other services by the Committee on an annual basis, but individual engagements anticipated to exceed pre-established thresholds must be separately approved. The policy also requires specific approval by the Committee if total fees for audit-related, tax and other services would exceed total fees for audit services in any fiscal year. The policy authorizes the Committee to delegate to one or more of its members pre-approval authority with respect to permitted services, and the Committee has delegated to the Chairman of the Committee the authority to pre-approve services in certain circumstances.

Auditor Fees and Services

The following table presents fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company's annual financial statements and internal control over financial reporting for fiscal 2018 and fiscal 2017, together with fees for audit-related, tax and other services rendered by PricewaterhouseCoopers LLP during fiscal 2018 and fiscal 2017. Audit-related services consisted principally of audits of employee benefit plans and other entities related to the Company and other attest projects, consultations on the impact of new accounting rules, and due diligence. Tax services consisted principally of planning and advisory services and tax compliance assistance. Other services consisted of attestation reports on social, environmental and cultural disclosure required by law or regulation. The Audit Committee directs and reviews the negotiations associated with the Company's retention of its independent registered public accountants.

	Fiscal 2018	Fiscal 2017

	(in millions)
Audit fees	$19.9	$19.6

Audit-related fees	3.5	3.4

Tax fees	3.5	3.9

All other fees	0.1	0.1

The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 59

Items to Be Voted On

Election of Directors

The current term of office of all of the Company's Directors expires at the 2019 Annual Meeting. The Board proposes that the following directors be elected for a term of one year and until their successors are duly elected and qualified. The Board of Directors intends to reduce the size of the Board to nine directors effective upon completion of the terms expiring at the Annual Meeting. Michael Froman, whom the Board elected a Director in September 2018, and Derica W. Rice, who has been nominated for election at the 2019 Annual Meeting, were each identified as a potential Director by the Governance and Nominating Committee. Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a Director before the 2019 Annual Meeting, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

Upon the closing of the transactions contemplated by the Merger Agreement, the Board of Directors of New Disney will be comprised of the same Directors as are currently on the Company's Board. If the meeting held on March 7, 2019 is the 2019 Annual Meeting of New Disney stockholders (1) each of the nominees will instead stand for election to the New Disney Board of Directors for a term of one year and until their successors are duly elected and qualified, (2) the size of the New Disney Board of Directors will be reduced to nine directors and (3) votes cast by shareholders of Disney in proxy or in person will constitute instructions to Disney (as the sole shareholder of New Disney as of the Record Date) to vote its shares of New Disney at the 2019 Annual Meeting of New Disney. Disney will in that case vote its shares of New Disney in proportion to the votes cast by Disney shareholders.

Directors are elected by a majority of votes cast unless the election is contested, in which case Directors are elected by a plurality of votes cast. A majority of votes cast means that the number of shares voted "for" a Director exceeds the number of votes cast "against" the Director; abstentions are not counted either "for" or "against". If an incumbent Director in an uncontested election does not receive a majority of votes cast for his or her election, the Director is required to submit a letter of resignation to the Board of Directors for consideration by the Governance and Nominating Committee. The Governance and Nominating Committee is required to promptly assess the appropriateness of such nominee continuing to serve as a Director and recommend to the Board the action to be taken with respect to the tendered resignation. The Board is required to determine whether to accept or reject the resignation, or what other action should be taken, within 90 days of the date of the certification of election results. If the meeting held on March 7, 2019 is the 2019 Annual Meeting of shareholders of New Disney, the same voting standards will apply to any votes that Disney may cast in respect of its shares of New Disney and the same procedures will apply if an incumbent Director does not receive a majority of votes cast for such Director's election.

Brokers holding shares beneficially owned by their clients do not have the ability to cast votes with respect to the election of Directors unless they have received instructions from the beneficial owner of the shares. It is therefore important that you provide instructions to your broker if your shares are held by a broker so that your vote with respect to Directors is counted.

The Board recommends a vote "FOR" each of the persons nominated by the Board.

Susan E. Arnold, 64, has been an operating executive of The Carlyle Group, an equity investment firm, since September 2013. She retired as President — Global Business Units of Procter & Gamble in 2009, a position she had held since 2007. Prior to 2007, she was Vice Chair of P&G Beauty and Health from 2006, Vice Chair of P&G Beauty from 2004 and President Global Personal Beauty Care and Global Feminine Care from 2002. She was a director of McDonald's Corporation from 2008 to 2016, and was a director of NBTY, Inc. from 2013 to 2017. Ms. Arnold has been a Director of the Company since 2007.

Ms. Arnold contributes to the mix of experience and qualifications the Board seeks to maintain primarily through her experience as an executive of Procter & Gamble and her other public company board experience. At Procter & Gamble, Ms. Arnold was a senior executive responsible for major consumer brands in a large, complex retailing and global brand management company. As a result of this experience, Ms. Arnold brings to our Board in-depth knowledge of brand management and marketing, environmental sustainability, product development, international consumer markets, finance and executive management, including executive compensation and management leadership.

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Items to Be Voted On

Mary T. Barra, 57, has been Chairman of General Motors Company since 2016 and Chief Executive Officer of General Motors since 2014. Prior to that time, she served at General Motors as Executive Vice President, Global Product Development, Purchasing and Supply Chain from 2013 to 2014, Senior Vice President, Global Product Development from 2011 to 2013, Vice President, Global Human Resources from 2009 to 2011 and Vice President, Global Manufacturing Engineering from 2008 to 2009. In addition to serving on the Board of General Motors from 2014, she served on the Board of General Dynamics Corporation from 2011 to 2017. Ms. Barra has been a Director of the Company since 2017.

Ms. Barra contributes to the mix of experience and qualifications the Board seeks to maintain primarily through her experience as a leader of the General Motors Company and her other public company board experience. In her roles at General Motors, Ms. Barra has been responsible for overseeing and managing executive teams and a sizeable worldwide work force, with an emphasis on development and marketing of technology-based consumer-facing products and on human resources. As a result of this experience, Ms. Barra brings to our Board an understanding of worldwide consumer markets, changing technology and the challenges and risks facing large public companies with complex global operations.

Safra A. Catz, 57, has been a Chief Executive Officer of Oracle Corporation since 2014. She served as President of Oracle from 2004 to 2014 and as the company's Chief Financial Officer from 2011 to 2014 and from 2005 to 2008. Prior to being named President of Oracle, she held various other positions with Oracle from 1999. She has been a member of the Board of Directors of Oracle since 2001, and was a director of HSBC Holdings from 2008 through 2015. She has been a Director of the Company since February 2018.

Ms. Catz contributes to the mix of experience and qualifications the Board seeks to maintain primarily through her experience as both a chief executive and chief financial officer of Oracle. At Oracle, Ms. Catz has been responsible for leadership of a complex, global technology company, with an emphasis on acquisition strategy and integration of acquired companies, and also led Oracle's financial function, which has a complexity and breadth comparable to that of the Company. As a result of this experience, Ms. Catz brings to our Board valuable insights regarding the management of a complex, global organization with particular insights in acquisitions, experience in a wide range of financial and accounting matters, and an understanding of the rapidly changing technological landscape that affects our businesses including the protection of electronically stored data.

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The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 61

Francis A. deSouza, 48, has been President and Chief Executive Officer of Illumina, Inc., a biotechnology company, since 2016 and served as President of Illumina from 2013 to 2016. Prior to joining Illumina, Mr. deSouza was President, Products and Services, of Symantec Corporation from 2011 to 2013, and Mr. deSouza served as Symantec's Senior Vice President, Enterprise Security Group, from 2009 to 2011. Prior to that time he founded or worked in a variety of other technology businesses. He has served as a Director of Illumina since 2014 and was a director of Citrix Systems, Inc. from 2014 to 2016. He has been a Director of the Company since February 2018.

 Mr. deSouza contributes to the mix of experience and qualifications the Board seeks to maintain primarily through his experience as Chief Executive Officer of Illumina, his prior experience at Symantec and other technology companies. At Illumina, Symantec, and the other companies he has worked at, Mr. deSouza has overseen growth and maturation of technology businesses and gained in-depth experience in the management of technology oriented businesses, including cybersecurity businesses. As a result of this experience, Mr. deSouza brings to our Board an understanding of the risks and opportunities involved in the development of diverse and changing businesses and extensive insight into technological developments that affect our business, including cybersecurity matters.

Michael Froman, 56, has been Vice Chairman and President, Strategic Growth at Mastercard Incorporated since 2018. He served as United States Trade Representative in the Executive Office of the President from 2013 to 2017, and as Assistant to the President and Deputy National Security Advisor for International Economic Policy from 2009 to 2013. Prior to that time he held various positions at Citigroup from 1999 through 2009, including Chief Executive Officer of CitiInsurance and Chief Operating Officer of Citigroup's alternative investments business. Earlier in his career, Mr. Froman served in the Clinton administration, holding positions both at the US Department of Treasury and the White House. He currently serves as a Distinguished Fellow of the Council on Foreign Relations. He has been a Director of the Company since September 2018.

Mr. Froman contributes to the mix of experience and qualifications the Board seeks to maintain primarily through his experience in international affairs in both the public and private sector, his background in finance, and his experience in managing large and complex global businesses. As a result, he brings to our board extensive knowledge of the international markets in which we participate, factors affecting international trade, finance, executive management, and balancing risks and opportunities in a dynamic marketplace, all of which support our strategic focus on innovation in changing markets and global growth.

62

Items to Be Voted On

Robert A. Iger, 67, has served as Chairman and Chief Executive Officer since March 2012. Prior to that time, he served as President and Chief Executive Officer of the Company since 2005, having previously served as President and Chief Operating Officer since 2000 and as President of Walt Disney International and Chairman of the ABC Group from 1999 to 2000. From 1974 to 1998, Mr. Iger held a series of increasingly responsible positions at ABC, Inc. and its predecessor Capital Cities/ABC, Inc., culminating in service as President of the ABC Network Television Group from 1993 to 1994 and President and Chief Operating Officer of ABC, Inc. from 1994 to 1999. He is a member of the Board of Directors of Apple, Inc., the National September 11 Memorial & Museum, and the Bloomberg Family Foundation. Mr. Iger has been a Director of the Company since 2000. The Company has agreed in Mr. Iger's employment agreement to nominate him for re-election as a member of the Board and as Chairman of the Board at the expiration of each term of office during the term of the agreement, and he has agreed to continue to serve on the Board if elected.

Mr. Iger contributes to the mix of experience and qualifications the Board seeks to maintain primarily through his position as Chairman and Chief Executive Officer of the Company and his long experience with the business of the Company. As Chairman and Chief Executive Officer and as a result of the experience he gained in over 40 years at ABC and Disney, Mr. Iger has an intimate knowledge of all aspects of the Company's business and close working relationships with all of the Company's senior executives.

Maria Elena Lagomasino, 69, is the Chief Executive Officer and Managing Partner of WE Family Offices, an office serving high net worth families, and has held these positions since March 2013. Ms. Lagomasino served as Chief Executive Officer of GenSpring Family Offices, LLC, an affiliate of SunTrust Banks, Inc., from November 2005 through October 2012. From 2001 to 2005, Ms. Lagomasino was Chairman and Chief Executive Officer of JPMorgan Private Bank, a division of JPMorgan Chase & Co., a global financial services firm. Prior to assuming this position, she was Managing Director of The Chase Manhattan Bank in charge of its Global Private Banking Group. Ms. Lagomasino had been with Chase Manhattan since 1983 in various positions in private banking. Ms. Lagomasino is a member of the Council on Foreign Relations, and is a founder of the Institute for the Fiduciary Standard. She served as a Trustee of the National Geographic Society from 2007 to 2015. She served as a director of the Coca-Cola Company from 2003 to 2006 and from 2008 to the present and currently serves as the independent lead director of Coca-Cola, and she served as a director of Avon Products, Inc. from 2001 to March 2016. Ms. Lagomasino has been a Director of the Company since 2015.

Ms. Lagomasino contributes to the mix of experience and qualifications the Board seeks to maintain primarily through her experience in leading a variety of firms in the wealth management industry and her experience on other public company boards. In leading firms in the wealth management industry, she has gained a deep understanding of finance, investment and capital markets and experience in leading complex organizations and in evaluating the strategies of businesses in a variety of industries with varying size and complexity. Her experience at JP Morgan Private Bank included management of that firm's international operations and this experience contributes an understanding of conducting business internationally, particularly in Latin America. Through her service on other public company boards, she brings to our Board extensive experience with and a keen understanding of global brands as well as her ability to use her experience in providing insight and guidance in overseeing executive management, including executive compensation.

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The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 63

Mark G. Parker, 63, has been President and Chief Executive Officer of NIKE, Inc. since 2006 and Chairman of NIKE since 2016. He has been employed by NIKE since 1979 in a variety of positions with primary responsibilities in product research, design and development, marketing and brand management. Mr. Parker has been a member of the Board of Directors of NIKE since 2006, and has been a Director of the Company since 2016.

Mr. Parker contributes to the mix of experience and qualifications the Board seeks to maintain through his experience in various positions at NIKE. Through this experience he has gained substantial insights in designing, producing and marketing consumer products and in managing major consumer brands sold throughout the world. At NIKE, Mr. Parker has also managed a complex, global organization and brings to the Board his knowledge and skills in financial and executive management, executive compensation and management leadership.

Derica W. Rice, 53, has been Executive Vice President of CVS Health and President of CVS Caremark, the pharmacy benefits management business of CVS Health, since March 2018. Prior to that time, he was employed in various executive positions at Eli Lilly and Company since 1990, most recently serving as Executive Vice President of Global Services and Chief Financial Officer from 2006 to 2017. Mr. Rice was a member of the Board of Directors of Target Corporation from 2007 to January 2018.

Mr. Rice will contribute to the mix of experience and qualifications the Board seeks to maintain through his experience in various positions at CVS Health and Eli Lilly and his other public company board experience. Mr. Rice leads the pharmacy benefits management business of CVS Health and had extensive experience in the financial function at Eli Lilly, including serving as Eli Lilly's chief financial officer. As such, he brings practical knowledge of executive management of complex, worldwide businesses, and extensive experience in a wide range of financial and accounting matters including management of worldwide financial operations, financial oversight, risk management and the alignment of financial and strategic initiatives.

64

Items to Be Voted On

Ratification of Appointment of Independent Registered Public Accountants

The Audit Committee of the Board has concluded that the continued retention of PricewaterhouseCoopers LLP is in the best interests of the Company and its shareholders and appointed PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the fiscal year ending September 28, 2019. Services provided to the Company and its subsidiaries by PricewaterhouseCoopers LLP in fiscal 2018 are described under "Audit-Related Matters — Auditor Fees and Services," above. PricewaterhouseCoopers LLP has been the Company's external auditor continuously since 1938. The Audit Committee evaluates the independent registered public accountant's qualifications, performance, audit plan, fees and independence each year, and considered these factors in connection with the determination to appoint PricewaterhouseCoopers LLP for fiscal 2019. In addition to assuring the regular rotation of the lead audit partner every five years as required by SEC rules, one or more members of the Audit Committee also meets with candidates for the lead audit partner and the committee discusses the appointment before rotation occurs.

We are asking our shareholders to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accountants. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of PricewaterhouseCoopers LLP to our shareholders for ratification as a matter of good corporate practice.

Representatives of PricewaterhouseCoopers LLP will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

Upon the closing of the transactions contemplated by the Merger Agreement, the Board of Directors of New

Disney intends to appoint PricewaterhouseCoopers LLP as New Disney's independent registered public accountants for the fiscal year ending September 28, 2019. If the meeting held on March 7, 2019 is the 2019 Annual Meeting of New Disney stockholders, votes cast by shareholders of Disney in proxy or in person will constitute instructions to Disney (as the sole shareholder of New Disney as of the Record Date) to vote its shares of New Disney at the 2019 Annual Meeting of New Disney. Disney will in that case vote its shares of New Disney in proportion to the votes cast by Disney shareholders.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote. If the meeting held on March 7, 2019 is the 2019 Annual Meeting of shareholders of New Disney, the same voting standards will apply to any votes that Disney may cast in respect of its shares of New Disney.

The Board recommends that shareholders vote "FOR" ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for fiscal 2019.

In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

Advisory Vote on Executive Compensation

As we do each year, and as required by Section 14A of the Securities Exchange Act, we are seeking advisory shareholder approval of the compensation of named executive officers as disclosed in the section of this proxy statement titled "Executive Compensation." Shareholders are being asked to vote on the following advisory resolution:

Resolved, that the shareholders advise that they approve the compensation of the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure shall include the Compensation Discussion and Analysis, the compensation tables, and any related material).

The compensation of our executive officers is based on a design that aims to align pay with both the attainment of annual operational and financial goals, which the Compensation Committee establishes, and sustained long-term value creation. The design of our compensation program is detailed in the Compensation Discussion and Analysis section of this proxy statement, and the decisions made by the Compensation

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The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 65

Committee under that program for fiscal 2018 are summarized in the Proxy Statement Summary beginning on page 1 and described in detail in Compensation Discussion and Analysis beginning on page 21. Shareholders should read these sections before deciding how to vote on this proposal.

If the meeting held on March 7, 2019 is the 2019 Annual Meeting of New Disney stockholders, votes cast by shareholders of Disney in proxy or in person will constitute instructions to Disney (as the sole shareholder of New Disney as of the Record Date) to vote its shares of New Disney at the 2019 Annual Meeting of New Disney. Disney will in that case vote its shares of New Disney in proportion to the votes cast by Disney shareholders.

Although the vote is non-binding, the Board of Directors and the Compensation Committee will review the voting results in connection with their ongoing evaluation of the Company's compensation program. Broker non-votes (as described under "Information About Voting and the Meeting — Voting") are not entitled to vote on this proposal and will not be counted in evaluating the results of the vote. If the meeting held on March 7, 2019 is the 2019 Annual Meeting of shareholders of New Disney, the same voting standards will apply to any votes that Disney may cast in respect of its shares of New Disney.

The Board of Directors recommends a vote "FOR" advisory approval of the resolution set forth above.

Shareholder Proposals

The Company has been notified that two shareholders of the Company intend to present proposals for consideration at the annual meeting. The shareholders making these proposals have presented the proposals and supporting statements set forth below, and we are presenting the proposals and the supporting statements as they were submitted to us. While we take issue with certain of the statements contained in the proposals and the supporting statements, we have limited our response to the most important points and have not attempted to address all the statements with which we disagree. The address and stock ownership of the proponents will be furnished by the Company's Secretary to any person, orally or in writing as requested, promptly upon receipt of any oral or written request.

If the meeting held on March 7, 2019 is the 2019 Annual Meeting of New Disney stockholders, votes cast by shareholders of Disney in proxy or in person will constitute instructions to Disney (as the sole shareholder of New Disney as of the Record Date) to vote its shares of New Disney at the 2019 Annual Meeting of New Disney. Disney will in that case vote its shares of New Disney in proportion to the votes cast by Disney shareholders.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on the proposal will be required for approval of the proposals. Abstentions will be counted as represented and entitled to vote and will have the effect of a negative vote on the proposals. Broker non-votes (as described under "Information About Voting and the Meeting — Voting") will not be considered entitled to vote on these proposals and will not be counted in determining the number of shares necessary for approval of the proposal. The shareholder proposals will be voted on at the annual meeting only if properly presented by or on behalf of the proponents. If the meeting held on March 7, 2019 is the 2019 Annual Meeting of shareholders of New Disney, the same voting standards will apply to any votes that Disney may cast in respect of its shares of New Disney and New Disney will permit the proponents (or their representatives) to present such shareholder proposals at the 2019 Annual Meeting of shareholders of New Disney on behalf of New Disney.

Proposal 1 — Lobbying Disclosure

Zevin Asset Management has notified the Company that it intends to present the following proposal on behalf of Emma Creighton Irrevocable Trust, the Congregation of Sisters of Saint Agnes, the Congregation of Saint Joseph, and Walden Asset Management for consideration at the annual meeting.

Whereas, we believe in full disclosure of our company's direct and indirect lobbying activities and expenditures to assess whether Disney's lobbying is consistent with Disney's expressed goals and in the best interests of shareholders.

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Items to Be Voted On

Resolved, the shareholders of The Walt Disney Company ("Disney") request the Board authorize the preparation of a report, updated annually, disclosing:

  1.
  Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

  2.
  Payments by Disney used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

  3.
  Disney's membership in and payments to any tax-exempt organization that writes and endorses model legislation.

  4.
  Description of management's decision making process and the Board's oversight for making payments described in sections 2 and 3 above.

For purposes of this proposal, a "grassroots lobbying communication" is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. "Indirect lobbying" is lobbying engaged in by a trade association or other organization of which Disney is a member.

Both "direct and indirect lobbying" and "grassroots lobbying communications" include efforts at the local, state, and federal levels.

The report shall be presented to the Audit Committee or other relevant oversight committees and posted on Disney's website.

Supporting Statement

We encourage transparency and accountability in the use of corporate funds to influence legislation and regulation. Disney spent $30,235,000 from 2010 through 2017 on federal lobbying. This figure does not include state lobbying expenditures, where Disney also lobbies but disclosure is uneven or absent. For example, Disney spent $3,330,584 lobbying in six states from 2012-2015 ("How Leading U.S. Corporations Govern and Spend on State Lobbying," Sustainable Investments Institute, February 2017), and Disney's state lobbying on sick leave has attracted scrutiny ("Forced to Work Sick? That's Fine with Disney, Red Lobster, and Their Friends at ALEC," Mother Jones, June 27, 2013).

Disney serves on the board of NCTA — The Internet & Television Association, which spent

$132 million on lobbying from 2010 –2017, and reportedly belongs to the Chamber of Commerce ("Is the Most Powerful Lobbyist in Washington Losing Its Grip?" Washington Post, July 14, 2017), which spent over $1.4 billion on lobbying since 1998. Disney does not disclose memberships in, or payments to, trade associations, or the amounts used for lobbying. Disney will disclose trade association payments used for political contributions, but this does not cover payments used for lobbying. This leaves a serious disclosure gap, as trade associations generally spend far more on lobbying than on political contributions. We are concerned that Disney's lack of trade association disclosure presents reputational risk. For example, Disney takes steps to fight climate change, yet the Chamber undermined the Paris climate accord ("Paris Pullout Pits Chamber against Some of lts Biggest Members," Bloomberg, June 9, 2017).

Board Recommendation

The Board recommends that you vote against this proposal. This is the fourth year this proposal has been presented, and it has failed to obtain majority support in any of its prior submissions.

The Company currently provides substantial disclosure regarding our political activities, including extensive information regarding our lobbying activities. Our contributions to candidates for office are disclosed annually at our website at www.thewaltdisneycompany.com/citizenship/policies, and information regarding our lobbying activities is available through filings with the U.S. House of Representatives and the U.S. Senate, which are publicly available at http://lobbyingdisclosure.house.gov. These reports detail the issues the Company lobbied on, the houses of Congress and federal agencies lobbied and the total amounts expended during each calendar quarter on lobbying activities. By law, the amount disclosed by the Company contains the portion of any trade association payments that are used for lobbying as disclosed to the Company by the trade associations. The Company also files extensive lobbying disclosure reports as required by state law, which are also publicly available.

The proposal seeks the disclosure of even further detail about Company contributions to trade associations. We support organizations based on our evaluation of whether involvement with the organization serves the interests of our shareholders taking into account the broad nature of our business and all of the activities of the organization even though we may not concur with the position of each organization on any given candidate or issue.

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The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 67

For example, as a Company, we have actively promoted practices and policies that address the risks of climate change. We may nevertheless support an organization that takes a different view on this matter if we conclude the organization plays an important role in other matters that we believe support shareholder value. We believe that focusing on specific views of a particular organization is misleadingly suggestive of the control we exercise over such organizations and distorts the overall benefit that support of the organization may have for our shareholders.

Many companies do not currently disclose the information sought by the proposal and the Board believes that the proposal would put the Company at a disadvantage in advancing shareholder interests through political activities by compelling disclosure of information about the Company's priorities and methods to the advantage of our adversaries on policy issues and without providing meaningful new information to our shareholders. Accordingly, the Board believes that the adoption of the proposal would effectively create an unequal playing field, making it more difficult for the Company to protect the interests of its shareholders.

Accordingly, the Board recommends that you vote "AGAINST" this proposal, and if the proposal is presented your proxy will be voted against this proposal unless you specify otherwise.

Proposal 2 — Report on Cyber Security and Data Privacy

James McRitchie has notified the Company that he intends to present the following proposal for consideration at the annual meeting.

RESOLVED: Shareholders of The Walt Disney Company (the "Company" or "Disney") ask our board of directors (the "Board") to publish a report (at reasonable expense, within a reasonable time, and omitting confidential or propriety information) assessing the feasibility of integrating additional cyber security and data privacy metrics into the performance measures of senior executives under Disney's compensation incentive plans.

Supporting Statement:

Disney links senior executive compensation to various performance metrics, including information security metrics. Cyber security and data privacy are vitally important issues for Disney and should be integrated as appropriate into senior executive compensation to incentivize leadership to reduce needless risk, enhance financial performance, and increase accountability.

Rewarding executives for risk mitigation as well as growth generation will better position Disney as a trusted brand.

In September 2017, the Co-Director of the SEC's Enforcement Division announced creation of a "Cyber Unit" stating, "Cyber-related threats and misconduct are among the greatest risks facing investors and the securities industry."

Prior to becoming Chairman of the SEC, Jay Clayton wrote, "cyber-threats are among the most urgent risk to America's economic and national security and the personal safety of its citizens."

A 2018 White House report estimated, "malicious cyber activity cost the U.S. economy between $57 billion and $109 billion in 2016." (https://www.whitehouse.gov/wp-content/uploads/2018/03/The-Cost-of-Malicious-Cyber-Activity-to-the-U.S.-Economy.pdf)

A 2018 survey of 9,500 executives in 122 countries found 44% have no overall information security strategy, 48% have no employee security awareness training program and 54% have no incident response plan in place. (https://www.pwc.com/us/en/services/consulting/cybersecurity/library/inf ormation-security-survey.html)

In the United Kingdom, a Parliamentary committee studying cyber security recommended: "To ensure this issue receives sufficient CEO attention before a crisis strikes, a portion of CEO compensation should be linked to effective cyber security, in a way to be decided by the Board."

Many consumers dislike being tracked and profiled. As a result some regulators have taken action to address concerns. Disney made several policy commitments regarding data privacy and data security but may be particularly vulnerable due to the depth of information it collects, including about children, who are usually subject to more stringent data protection laws. Some questions can be readily addressed by looking at Disney's Privacy Policy. However, publishing the requested report could further reduce uncertainty regarding what information is collected by Disney, how it is protected and how its security is tied to executive pay.

High-profile cyber attacks and allegations have given the entertainment industry an image problem.

68

Items to Be Voted On

Consumers have little faith in the industry's ability to safeguard their data or respect their privacy preferences. (https://deadline.com/2017/11/pwc-hollywood-cyberattacks-sony-pictures-hbo-netflix-1202198988/) Since risks are significant, our Board should explore more fully integrating cyber security and data privacy metrics into executive compensation.

Increase Shareholder Value:

Vote for Proposal 2 Report on Cyber Security and Data Privacy

Board Recommendation

The Board recommends that you vote against this proposal because it is unnecessary and would not promote enhanced protection of data security and data privacy.

The proposal calls for a report addressing additional use of data security and data privacy metrics in the performance measures of senior executives under our compensation plans. As described more fully in the Compensation Discussion and Analysis portion of this proxy statement, our compensation program for senior executives incorporates broad financial measures that the Compensation Committee believes promote the creation of long-term shareholder value. At the same time, the program incorporates a consideration of non-financial performance factors in setting individual awards, which includes an assessment of individual executives' fulfillment of direct responsibilities. The performance of an individual executive with responsibility for data security and privacy matters would already be considered in this context.

The Board believes this is the correct approach. It allows the Committee to incentivize those executives with direct responsibility for data security and data privacy on an individual basis, and does not put undue emphasis on these matters for executives who do not have direct responsibility for these matters. The Board therefore believes that the report called for by this proposal is unnecessary, and would not be helpful in promoting the establishment and maintenance of an effective program to address risks to data security and data privacy.

Accordingly, the Board recommends that you vote "AGAINST" this proposal, and if the proposal is presented your proxy will be voted against this proposal unless you specify otherwise.

Other Matters

Management is not aware of any other matters that will be presented at the Annual Meeting, and Company Bylaws do not allow proposals to be presented at the meeting unless they were properly presented to the Company prior to December 8, 2018. However, if any other question that requires a vote is properly presented at the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 69

Information About Voting and the Meeting

Shares Outstanding

Shareholders owning Disney common stock at the close of business on January 7, 2019, (the record date) may vote at the 2019 Annual Meeting and any postponements or adjournments of the meeting. If the transactions contemplate by the Merger Agreement close prior to March 7, 2019, votes cast by shareholders of Disney in proxy or in person will constitute instructions to Disney (as the sole shareholder of New Disney as of the Record Date) to vote its shares of New Disney at the 2019 Annual Meeting of shareholders of New Disney. As of the Record Date, 1,490,678,790 shares of Disney common stock were outstanding. Each share is entitled to one vote on each matter considered at the meeting.

Voting

How to Vote.    Shareholders have a choice of voting over the Internet, by telephone or by using a traditional proxy card.

•
To vote by Internet, go to www.ProxyVote.com/Disney and follow the instructions there. You will need the 16 digit number included on your proxy card, voter instruction form or notice.
•
To vote by telephone, registered shareholders should dial 1-800-690-6903 and follow the instructions. Beneficial holders should dial the phone number listed on your voter instruction form. You will need the 16 digit number included on your proxy card, voter instruction form or notice.
•
If you received a notice and wish to vote by traditional proxy card, you can receive a full set of materials at no charge through one of the following methods:

1)
by internet: www.ProxyVote.com/Disney

2)
by Phone: 1-800-579-1639

3)
by email: sendmaterial@proxyvote.com (your email should contain the 16 digit number in the subject line).

If the transactions contemplate by the Merger Agreement close prior to March 7, 2019, votes cast by shareholders of Disney in proxy or in person will constitute instructions to Disney (as the sole shareholder of New Disney as of the Record Date) to vote its shares of New Disney at the 2019 Annual Meeting of shareholders of New Disney.

Deadline for Voting.    The deadline for voting by telephone or electronically is 11:59 p.m., Eastern Time, on March 6, 2019. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at the meeting will need to obtain a legal proxy form from the institution that holds their shares.

Proxies Submitted but not Voted.    If you properly sign and return your proxy card or complete your proxy via the telephone or Internet, your shares will be voted as you direct. If you sign and return your proxy but do not specify how you want your shares voted, they will be voted FOR the election of all nominees for Director as set forth under "Election of Directors," FOR the ratification of the appointment of the independent registered public accountants, FOR the advisory vote on executive compensation, and AGAINST each of the shareholder proposals.

Revocation of Proxies.    You may revoke your proxy and change your vote at any time before the close of balloting at the Annual Meeting by submitting a written notice to the Secretary, by submitting a later dated and properly executed proxy (including by means of a telephone or Internet vote), or by voting in person at the Annual Meeting.

Confirmation of Voting.    From February 20, 2019 through May 7, 2019, you may confirm your vote beginning twenty-four hours after your vote is received, whether it was cast by proxy card, electronically or telephonically. To obtain vote confirmation, log onto www.ProxyVote.com/Disney using the 16 digit number (located on your notice or proxy card). If you hold your shares through a bank or brokerage account, the ability to confirm your vote may be affected by the rules of your bank or broker and the confirmation will not confirm whether your bank or broker allocated the correct number of shares to you.

Plan Participants.    If you participate in the Disney Savings and Investment Plan or the Disney Hourly Savings and Investment Plan, you may give voting instructions as to the number of shares of common stock you hold in the plan as of the record date. You may provide voting instructions to Fidelity Management Trust Company by voting online or by completing and

70

Information About Voting and the Meeting

returning a proxy card if you received one. If you hold shares other than through these plans and you vote electronically, voting instructions you give with respect to your other shares will be applied to Disney stock credited to your accounts in a savings and investment plan unless you request a separate control number with respect to each account. To receive separate control numbers, please call 1-855-449-0994. The trustee will vote your shares in accordance with your duly executed instructions received by March 4, 2019. If you do not send instructions, an independent fiduciary has been selected to determine how to vote all shares for which the trustee does not receive valid and timely instructions from participants. You may revoke previously given voting instructions by March 4, 2019, by either revising your instructions on line or by submitting to the trustee either a written notice of revocation or a properly completed and signed proxy card bearing a later date. Your voting instructions will be kept confidential by the trustee.

Broker Voting.    Under New York Stock Exchange Rules, the proposal to approve the appointment of independent auditors is considered a "discretionary" item. This means that brokerage firms may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions at least 10 days before the date of the meeting. In contrast, the election of Directors, the advisory vote on executive compensation, and the shareholder proposals are "non-discretionary" items. This means brokerage firms that have not received voting instructions from their clients on these proposals may not vote on them. These so-called "broker non-votes" will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval and will have no effect on the outcome of the vote for Directors, the advisory vote on executive compensation, and the shareholder proposals.

Results of Voting.    We will post preliminary results of voting at the meeting on our Investor Relations website promptly after the meeting and file results with the Securities and Exchange Commission as required by applicable rules.

Attendance at the Meeting

If you plan to attend the meeting, you must be a holder of Company shares as of the Record Date of January 7, 2019, and obtain an admission ticket in advance. Tickets will be available to registered and beneficial owners and up to one guest accompanying each registered or beneficial owner if permitted. You can print your own tickets and you must bring them to the meeting to gain access. Tickets can be printed by accessing Shareholder Meeting Registration at www.ProxyVote.com/Disney and following the instructions provided (you will need the 16 digit number included on your proxy card, voter instruction form or notice). These tickets will also be valid for purposes of attending the 2019 annual meeting of shareholders of New Disney, which will be held in lieu of the 2019 Disney annual meeting if the transactions contemplated by the Merger Agreement close prior to March 7, 2019.

If you are unable to print your tickets, please contact Broadridge at 1-855-449-0994 for assistance.

Requests for admission tickets will be processed in the order in which they are received and must be requested no later than 11:59 p.m. Eastern Time on March 6, 2019. Please note that seating is limited and requests for tickets will be accepted on a first-come, first-served basis.

On the day of the meeting, each shareholder will be required to present their admission ticket along with a form of a government issued photo identification, such as a driver's license or passport at the security entrance. Seating will begin at 9:00 a.m. and the meeting will begin promptly at 10:00 a.m. Large bags, backpacks, suitcases, briefcases, cameras, cell phones, recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security check point before being granted access to the meeting.

You can obtain directions to the meeting by visiting www.disney.com/annualmeeting2019 or by calling Broadridge at 1-855-449-0994.

The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 71

Other Information

Stock Ownership

Based on a review of filings with the Securities and Exchange Commission, the Company has determined that the following persons hold more than 5% of the outstanding shares of Disney common stock.

Name and Address of Beneficial Owner	Shares		Percent of Class
Blackrock Inc 55 East 52nd Street New York, NY 10055	93,072,687	[1]	6.2%

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	101,521,300	[2]	6.8%

To our knowledge, except as noted above, no person or entity is the beneficial owner of more than 5% of the voting power of the Company's stock.

1
According to filings with the Securities and Exchange Commission, Blackrock has sole voting power with respect to 77,741,124 shares, shared voting power with respect to no shares, sole dispositive power with respect to 93,072,687 shares, and shared dispositive power with respect to no shares.
2
According to filings with the Securities and Exchange Commission, Vanguard has sole voting power with respect to 2,166,557 shares, shared voting power with respect to 342,582 shares, sole dispositive power with respect to 99,068,076 shares, and shared dispositive power with respect to 2,453,224 shares.

The following table shows the amount of Disney common stock beneficially owned (unless otherwise indicated) by our current Directors, nominees and named executive officers and by Directors, nominees and executive officers as a group. Except as otherwise indicated, all information is as of January 7, 2019.

Name	Shares[1,2]	Stock Units[3]	Shares Acquirable Within 60 Days[4]	Percent of Class
Susan E. Arnold	27,336	18,816	—	*

Mary T. Barra	80	3,892	—	*

Alan N. Braverman	118,261	—	362,942	*

Safra A. Catz	—	2,630	—	*

John S. Chen	52,106	28,887	6,143	*

Francis A. deSouza	—	2,114	—	*

Michael Froman	—	827	—	*

Robert A. Iger	1,205,451	—	2,663,415	*

Maria Elena Lagomasino	2,815	9,279	—	*

Fred H. Langhammer	29,921	18,738	—	*

Aylwin B. Lewis	61,868	24,273	6,143	*

Kevin Mayer	74,555	—	196,600	*

Christine M. McCarthy	140,903	—	293,709	*

Zenia B. Mucha	60,397	—	202,631	*

Mark G. Parker	129	8,500	—	*

M. Jayne Parker	19,902	—	59,571	*

Derica W.Rice	—	—	—	*

All Directors, nominees and executive officers as a group (16 persons)[5]	1,719,169	117,956	3,594,554	*

*
Less than 1% of outstanding shares.
1
The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority. Some Directors and executive officers disclaim beneficial ownership of some of the shares included in the table, as follows:

Mr. Iger — 107,056 shares held in trusts and by spouse; Mr. Chen — 17,737 shares held for the benefit of children; Ms. Barra — 80 shares held for benefit of spouse; and Mr. Mayer — 65 shares held for the benefit of members of his family. All Directors and executive officers as a group disclaim beneficial ownership of a total of 124,873 shares.
2
For executive officers, the number of shares listed includes interests in shares held in Company savings and investment plans as of January 7, 2019: Mr. Iger — 20,144 shares; Ms. Parker — 13,769 shares; Mr. Braverman — 11,871 shares; Ms. McCarthy — 3,926 shares; Ms. Mucha — 2,609 shares and all executive officers as a group — 52,319 shares.
3
Reflects the number of stock units credited as of January 7, 2019 to the account of each non-employee Director participating in the Company's Amended and Restated 1997 Non-Employee Directors Stock and Deferred Compensation Plan. These units are payable solely in shares of Company common stock as described under "Director Compensation," but do not have current voting or investment power. Excludes unvested restricted stock units awarded to executives under the Company's Amended and Restated 2011 Stock Incentive Plan that vest on a performance basis and other restricted stock units awarded to executives that have not vested under their vesting schedules.
4
Reflects the number of shares that could be purchased by exercise of options exercisable at January 7, 2019, or within 60 days thereafter under the Company's stock option plans and the number of shares underlying restricted stock units that vest within 60 days of January 7, 2019, excluding dividend equivalent units that will vest in that period.
5
Mr. Mayer was not a named executive officer at fiscal year-end and, therefore, is not included in the group.
72

Other Information

Section 16(a) Beneficial Ownership Reporting Compliance

Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, we believe that all of our Directors and executive officers complied during fiscal 2018 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, except that the initial filing on Form 3 for Mr. Froman was filed two days after the due date as a result of an administrative error by the Company (who transmitted the filing on behalf of Mr. Froman).

Electronic Availability of Proxy Statement and Annual Report

As permitted by Securities and Exchange Commission rules, we are making this proxy statement and our annual report available to shareholders electronically via the Internet on the Company's website at www.disney.com/investors. On January 11, 2019, we began mailing to our shareholders a notice containing instructions on how to access this proxy statement and our annual report and how to vote online. If you received that notice, you will not receive a printed copy of the proxy materials unless you request it by following the instructions for requesting such materials contained on the notice or set forth in the following paragraph.

If you received a paper copy of this proxy statement by mail and you wish to receive a notice of availability of next year's proxy statement either in paper form or electronically via e-mail, you can elect to receive a paper notice of availability by mail or an e-mail message that will provide a link to these documents on our website. By opting to receive the notice of availability and accessing your proxy materials online, you will save the Company the cost of producing and mailing documents to you, reduce the amount of mail you receive and help preserve environmental resources. Registered shareholders may elect to receive electronic proxy and annual report access or a paper notice of availability for future annual meetings by registering online at www.disneyshareholder.com. If you received electronic or paper notice of availability of these proxy materials and wish to receive paper delivery of a full set of future proxy materials, you may do so at www.ProxyVote.com/Disney. Beneficial or "street name" shareholders who wish to elect one of these options may also do so at www.ProxyVote.com/Disney. In either case, you will need the 16 digit number included on your voter instruction form or notice.

Mailings to Multiple Shareholders at the Same Address

The Company is required to provide an annual report and proxy statement or notice of availability of these materials to all shareholders of record. If you have more than one account in your name or at the same address as other shareholders, the Company or your broker may discontinue mailings of multiple copies. If you wish to receive separate mailings for multiple accounts at the same address, you should mark the box labeled "No" next to "Householding Election" on your proxy card. If you are voting by telephone or the Internet and you wish to receive multiple copies, you may notify us at the address and phone number at the end of the following paragraph if you are a shareholder of record or notify your broker if you hold through a broker.

Once you have received notice from your broker or us that they or we will discontinue sending multiple copies to the same address, you will receive only one copy until you are notified otherwise or until you revoke your consent. If you received only one copy of this proxy statement and the annual report or notice of availability of these materials and wish to receive a separate copy for each shareholder at your household, or if, at any time, you wish to resume receiving separate proxy statements or annual reports or notices of availability, or if you are receiving multiple statements and reports and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to The Walt Disney Company, c/o Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or by calling Broadridge at 1-866-540-7095, and we will promptly deliver additional materials as requested.

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The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement 73

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Board of Directors of the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. We have retained D.F. King & Co., 48 Wall Street, New York, NY 10005, to aid in the solicitation. For these and related advisory services, we will pay D. F. King a fee of $35,000 and reimburse them for certain out-of-pocket disbursements and expenses.

Directors, officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

74

Annex A — Reconciliation of Non-GAAP Measures

This proxy statement includes aggregate segment operating income, net income attributable to Disney and EPS excluding certain items affecting comparability, which are important financial measures for the Company but are not financial measures defined by Generally Accepted Accounting Principles (GAAP). These measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as an alternative measure of net income or EPS as determined in accordance with GAAP. These measures as we have calculated them may not be comparable to similarly titled measures reported by other companies. The items affecting comparability that have been excluded here are different than those excluded in our earnings release relating to fiscal 2018 as we have excluded only the most significant items for purposes of this proxy statement.

The Company evaluates the performance of its operating segments based on segment operating income, and management uses aggregate segment operating income as a measure of the performance of operating businesses separate from non-operating factors. The Company believes that information about aggregate segment operating income assists investors by allowing them to evaluate changes in the operating results of the Company's portfolio of businesses separate from non-operational factors that affect net income, thus providing separate insight into both operations and the other factors that affect reported results. A reconciliation of segment operating income to net income is as follows (dollars in millions):

	Year Ended

	9/29/2018	9/30/2017	10/1/2016
Net income attributable to Disney	$12,598	$8,980	$9,391

Net income attributable to noncontrolling interests	468	386	399

Net income	13,066	9,366	9,790

Income taxes	1,663	4,422	5,078

Income before income taxes	14,729	13,788	14,868

Corporate & unallocated shared expenses	761	582	640

Restructuring and impairment charges	33	98	156

Other income, net	(601)	(78)	—

Interest expense, net	574	385	260

Vice Gain[1]	—	—	(332)

Infinity Charge[2]	—	—	129

Impairment of Equity Investments[3]	210	—	—

Segment operating income	$15,706	$14,775	$15,721

1
Our share of the net gain recognized by A+E Television Networks in connection with an acquisition of an interest in Vice Group Holding, Inc.

2
Charge in connection with the discontinuation of our Infinity console game business.

3
Impairment of Vice Group Holding, Inc. and Villages Nature equity investments.

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The Walt Disney Company Notice of 2019 Annual Meeting and Proxy Statement A-1

The Company uses net income attributable to Disney and EPS excluding certain items affecting comparability to evaluate the performance of the Company's operations exclusive of certain items that impact the comparability of results from period to period over the long term. The Company believes that information about EPS exclusive of these impacts is useful to investors, particularly where the impact of the excluded items is significant and extraordinary in relation to reported earnings trends, because the measure allows for comparability between periods of the operating performance of the Company's business.

A reconciliation of net income attributable to Disney to net income attributable to Disney excluding certain items affecting comparability and EPS to EPS excluding certain items affecting comparability is as follows (dollars in millions except per share amounts):

	Net Income Attributable to Disney	EPS
Year Ended September 29, 2018

As reported	$12,598	$8.36

Exclude:

Net Benefit from the Tax Act (excluding minority interest)	(1,671)	(1.11)

Real Estate and related gains	(443)	(0.30)

Excluding certain items affecting comparability	$10,484	$6.96 [1]

1
May not equal to the sum of rows due to rounding.
A-2

© Disney

SCAN TO VIEW MATERIALS & VOTE
THE WALT DISNEY COMPANY C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717

Vote 24 Hours a Day, 7 Days a Week by Internet, Telephone or Mail.

Have your proxy card in hand when voting by internet or phone and follow the instructions below. See reverse side for specific deadlines.

VOTE BY INTERNET - www.proxyvote.com/disney or scan the QR Barcode above. Use the Internet to transmit your voting instructions and for electronic delivery of information.

VOTE BY PHONE - 1-800-690-6903 - To transmit your voting instructions by telephone.

VOTE BY MAIL - Mark, sign and date your proxy card and return it in the envelope provided to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE CONFIRMATION - Beginning February 20, 2019 through May 7, 2019, you may confirm your vote twenty-four hours after your vote is received. To obtain vote confirmation, log onto www.proxyvote.com/disney using the 16 digit number located below.

If voting by internet or phone, do NOT mail back the proxy card. You can access, view and download this year’s Annual Report and Proxy Statement at www.proxyvote.com/disney.

*Note: To vote accounts separately, please call 1-855-449-0994.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E55095-P15939-Z73670	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE WALT DISNEY COMPANY

The Board of Directors recommends you vote FOR each of the following Directors:

1. Election of Directors		For	Against	Abstain

1a. Susan E. Arnold		☐	☐	☐	The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain

1b. Mary T. Barra		☐	☐	☐	2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s registered public accountants for fiscal 2019.		☐	☐	☐

1c. Safra A. Catz		☐	☐	☐	3. To approve the advisory resolution on executive compensation.		☐	☐	☐

1d. Francis A. deSouza		☐	☐	☐	The Board of Directors recommends you vote AGAINST the following proposals:		For	Against	Abstain

1e. Michael Froman		☐	☐	☐	4. Shareholder proposal requesting an annual report disclosing information regarding the Company’s lobbying policies and activities.		☐	☐	☐

1f. Robert A. Iger		☐	☐	☐

1g. Maria Elena Lagomasino		☐	☐	☐	5. Shareholder proposal requesting a report on use of additional cyber security and data privacy metrics in determining compensation of senior executives.		☐	☐	☐

1h. Mark G. Parker		☐	☐	☐	NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

1i. Derica W. Rice		☐	☐	☐

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.		Yes ☐	No ☐

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

© Disney

If you plan to attend the meeting on March 7, 2019, you must request an admission ticket in advance following the instructions set forth in the Proxy Statement. Tickets will be issued to registered and beneficial owners and up to one guest accompanying each registered or beneficial owner if permitted.

Requests for admission tickets will be processed in the order in which they are received and must be requested no later than March 6, 2019. Please note that seating is limited and requests for tickets will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present a valid picture identification such as a driver’s license or passport with their admission ticket. Seating will begin at 9:00 a.m. and meeting will begin promptly at 10:00 a.m. Large bags, backpacks, suitcases, briefcases, cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security check point before being granted access to the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com/disney.

If you wish to change your address, please visit www.disneyshareholder.com, or call Disney’s Transfer Agent, Broadridge at 1-855-553-4763.

Shareholder Meeting Registration: To vote and/or attend the meeting, go to “Shareholder Meeting Registration” link at www.proxyvote.com/disney and follow the instructions provided (you will need your 16 digit control number).

E55096-P15939-Z73670

THE WALT DISNEY COMPANY Annual Meeting of Shareholders March 7, 2019 10:00 AM This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) CHRISTINE M. MCCARTHY, ALAN N. BRAVERMAN, JOLENE E. NEGRE and ROGER J. PATTERSON, and each of them, attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of The Walt Disney Company that the undersigned would be entitled to cast if personally present at the 2019 Annual Meeting of Shareholders of the Company, and at any postponement or adjournment thereof.

IF YOU ARE A SHAREHOLDER OF RECORD, THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED ON THE REVERSE SIDE. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED AS TO ALL SHARES OF THE UNDERSIGNED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS LISTED ON THE REVERSE SIDE; FOR PROPOSALS 2 AND 3; AND AGAINST PROPOSALS 4 AND 5; AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON MARCH 6, 2019.

If you hold shares in any 401(k) savings plan of the Company (the “Plans”), then this proxy card, when signed and returned, or your telephone or Internet proxy, will constitute voting instructions on matters properly coming before the Annual Meeting and at any adjournments or postponements thereof in accordance with the instructions given herein to the trustee for shares held in any of the Plans. Shares in each of the Plans for which voting instructions are not received by 11:59 p.m. Eastern Time on March 4, 2019, or if no choice is specified, will be voted by an independent fiduciary. Your voting instructions will be kept confidential by the trustee.

The Company has entered into an Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 20, 2018, among the Company, Twenty-First Century Fox, Inc., TWDC Holdco 613 Corp. (“New Disney”), WDC Merger Enterprises I, Inc., and WDC Merger Enterprises II, Inc. Subject to the terms and conditions set forth in the Merger Agreement, the Company will, upon closing of the transactions contemplated by the Merger Agreement, become a wholly-owned subsidiary of New Disney. If the transactions close prior to March 7, 2019, the meeting held on March 7, 2019 will be the 2019 Annual Meeting of shareholders of New Disney and this proxy will constitute instructions to the Company (as the sole shareholder of New Disney as of the Record Date) to vote its shares of New Disney at the meeting. The Company will in that case vote its shares of New Disney in proportion to the votes cast by the Company’s shareholders.

Please date and sign exactly as your name appears on the form and mail the proxy promptly. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners must sign.

(Continued and to be marked, dated and signed on the other side)

© Disney

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on March 7, 2019.

THE WALT DISNEY COMPANY	Meeting Information Meeting Type: Annual Meeting For holders as of: January 7, 2019 Date: March 7, 2019 Time: 10:00 a.m. Location: The Stifel Theatre 1400 Market Street St. Louis, Missouri 63103
THE WALT DISNEY COMPANY C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com/disney, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

This notice also constitutes Notice of the 2019 Annual Meeting of Shareholders.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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© Disney

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com/disney, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.
Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com/disney
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor or transfer agent. Please make the request as instructed above on or before February 21, 2019 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods	SCAN TO VIEW MATERIALS & VOTE

Vote In Person: All shareholders of record at January 7, 2019 (or holders in street name who have obtained a valid proxy) may vote in person at the meeting. You can obtain directions for attending the meeting as described under Attendance at the Meeting in the Proxy Statement.

Vote By Internet: Go to www.proxyvote.com/disney or from a smart phone or tablet, scan the QR Barcode above. Have  the information that is printed in the box marked by the arrow  available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote Confirmation: Beginning February 20, 2019 through May 7, 2019, you may confirm your vote twenty-four hours after your vote is received. To obtain vote confirmation, log onto www.proxyvote.com/disney using the 16 digit number.

Shareholder Meeting Registration: To vote and/or attend the meeting, go to “Shareholder Meeting Registration” link at www.proxyvote.com/disney and follow the instructions provided (you will need your 16 digit control number).

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Voting Items

The Board of Directors recommends you vote FOR each of the following Directors:	The Board of Directors recommends you vote FOR the following proposals:

1.

Election of Directors

1a.                Susan E. Arnold

1b.                Mary T. Barra

1c.                Safra A. Catz

1d.                Francis A. deSouza

1e.                Michael Froman

1f.                  Robert A. Iger

1g.                Maria Elena Lagomasino

1h.                Mark G. Parker

1i.                   Derica W. Rice

2.       To ratify the appointment of Pricewater-houseCoopers LLP as the Company's registered public accountants for fiscal 2019.

3.       To approve the advisory resolution on executive compensation.

The Board of Directors recommends you vote AGAINST the following proposals:

4.       Shareholder proposal requesting an annual report disclosing information regarding the Company's lobbying policies and activities.

5.       Shareholder proposal requesting a report on use of additional cyber security and data privacy metrics in determining compensation of senior executives.

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As an investor in The Walt Disney Company, you’re also a shareholder. This gives you the right to vote on important issues. Voting your shares is quick and easy. Make your voice heard now!

HOW TO VOTE

First, you should carefully review the proxy materials by clicking on “View Proxy Materials” above. Once you have reviewed the proxy materials, you may cast your vote in any of the following ways:

Control Number: 0123456789012345	Go to proxyvote.com/disney

Call 1-800-690-6903

At the Meeting

This email relates to the following share(s): THE WALT DISNEY COMPANY - COMMON	123,456,789.00000

VOTING MATTERS	BOARD RECOMMENDATION

Item 1 – Election of the nine nominees named in the proxy statement as Directors, each for a term of one year.	FOR EACH NOMINEE

Item 2 – To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s registered public accountant for fiscal 2019.	FOR

Item 3 – To approve the advisory resolution on executive compensation.	FOR

Item 4 – Shareholder proposal requesting an annual report disclosing information regarding the Company’s lobbying policies and activities.	AGAINST

Item 5 – Shareholder proposal requesting a report on use of additional cyber security and data privacy metrics in determining compensation of senior executives.	AGAINST

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